Exhibit 10.2

EXECUTION VERSION

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY OPERATING AGREEMENT

OF

CRISP39 SPV LLC

DATED AS OF October 15, 2019

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TABLE OF CONTENTS

Page

Schedules and Exhibits

Schedule 3.1	Members, Addresses, Initial Capital Contributions, Contribution Percentages
Schedule 4.3	Operating Budget
Schedule 7.5	Additional Recordkeeping and Reporting Requirements
Exhibit A	Property Description
Exhibit B	Approved Leases
Exhibit C	Email Contact Information
Exhibit D	Transferees Requiring CTO Member Consent
Exhibit E	Allocated Value Schedule
Exhibit F	Standard PSA Form

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AMENDED AND RESTATED LIMITED LIABILITY COMPANY OPERATING AGREEMENT OF Crisp39 SPV LLC (the “Company”), dated as of October 15, 2019 (“Effective Date”), by and among Consolidated-Tomoka Land Co., a Florida corporation (“CTO Member”), Flacto LLC, a Delaware limited liability company (the “Magnetar Aggregator Investor Member”), Magnetar Longhorn Fund LP, a Delaware limited partnership (the “Magnetar Non-Aggregator Investor Member A ”), and  Magnetar Structured Credit Fund, LP, a Delaware limited partnership (the “Magnetar Non-Aggregator Investor Member B”) (the Magnetar Non-Aggregator Investor Member A and the Magnetar Non-Aggregator Investor Member B hereinafter sometimes referred to individually as a “Magnetar Non-Aggregator Investor Member,” and collectively as the “Magnetar Non-Aggregator Investor Members”) (each of the Magnetar Aggregator Investor Members and the Magnetar Non-Aggregator Investor Member hereinafter sometimes referred to individually as an “Investor Member,” and collectively as  the “Investor Members”), and such other persons as shall hereinafter become members as hereinafter provided (each a “Member” and, collectively, the “Members”).

Preliminary Statement

WHEREAS, the Company was formed as a Florida limited liability company pursuant to the filing of articles of organization in the office of the Secretary of State of the State of Florida on August 2, 2019 (the “Articles of Organization”);

WHEREAS, prior to this Agreement, CTO Member entered into a limited liability company operating agreement of the Company dated as of August 2, 2019 (the “Prior LLC Agreement”);

WHEREAS, CTO Member and the Investor Members entered into that certain Interest Purchase Agreement, dated as of October 15, 2019 (the “Purchase Agreement”), pursuant to which, among other things, CTO Member and the Investor Members each agreed to make certain Capital Contributions to the Company subject to the terms and conditions set forth therein, and CTO Member has sold to the Investor Members, and the Investor Members have purchased from CTO Member, Interests in the Company pursuant to the terms and conditions of the Purchase Agreement; and

WHEREAS, the Members desire to amend and restate the Prior LLC Agreement by entering into this Agreement to provide for the regulation and establishment of the affairs of the Company, the conduct of the Company’s business, and the relations among them as Members of the Company from and after the date hereof.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Members hereby agree that the Prior LLC Agreement is amended and restated in its entirety as follows:

ARTICLE I

Definitions

Section 1.1.     Definitions.  Unless the context otherwise requires, the following terms shall have the following meanings for purposes of this Agreement:

“Acceptable PSA Terms” means arms-length contracts for the bulk sale of land in a cash sale that exhibit market terms and conditions for bulk cash sales of properties substantially similar to the Property and are consistent with CTO Member’s Standard PSA Form with non-Material revisions thereto.  A “Material” revision for purposes of this definition shall mean the addition of (i) a seller’s post-acquisition contingent liability with potential exposure in excess of five percent (5%) of the purchase price or a term in excess of twelve (12) months (other than with regard to claims properly submitted prior to the expiration of such 12 month period), (ii) a post-closing obligation on the part of seller with a cost of greater than five percent (5%) of the purchase price or a commitment period in excess of twelve (12) months, (iii) a purchase price credit in excess of five percent (5%) of the purchase price or (iv) any modification pertaining to a purchaser’s obligation to acquire mitigation credits which is not mutually agreed to by CTO Member and the Investor Members.

“Additional Capital Contributions” has the meaning set forth in Section 5.2(a).

“Adjusted Capital Account” means, with respect to any Member, the balance, if any, in such Member’s Capital Account as of the end of the relevant taxable year or other relevant period, after (a) crediting to such Capital Account any amounts that such Member is obligated to restore pursuant to Regulations Section 1.704-1(b)(2)(ii)(c) (or is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5) ) and (b) debiting to such Capital Account the items described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6). This definition is intended to comply with the provisions of Regulations Section 1.704- 1(b)(2)(ii)(d) and be interpreted consistently with such intent.

 “Affiliate” means, with respect to any Person, any other Person who Controls, is Controlled by or is under common Control with such Person.

“Aggregate Investor Distributions” means the aggregate amount of Distributions distributed to the Investor Members in accordance with Section 6.4.

“Agreement” means this Amended and Restated Limited Liability Company Agreement, as it may be amended, supplemented, restated or otherwise modified from time to time.

“Allocated Value” means the applicable allocated value for the applicable parcel of the Property as set forth in the Allocated Value Schedule attached hereto as Exhibit E.

“Alternative Mitigation Credit Holders” has the meaning given in Section 4.1(e).

“Anniversary Date” has the meaning given in Section 10.1.

 “Appraised Value” means the sum of the values of the Company Assets (i) as determined by the mutual agreement of the Members within twenty (20) Business Days after the occurrence of an event giving rise to the need to determine the Appraised Value or (ii) failing such agreement, as determined by an Appraiser appointed by the mutual agreement of the Members within ten (10) Business Days after the expiration of the twenty (20) Business Day period during which the Members mutually attempt to jointly determine the Appraised Value or (iii) failing such agreement to appoint an Appraiser, as determined by an Appraiser appointed by the agreement of two other Appraisers, one of whom shall be appointed by CTO Member and one shall be appointed by the Investor Members.  The Appraiser will determine (and will be instructed by the Members to determine) the Appraised Value by deriving the fair market value of the Company Assets utilizing customary appraisal methodology.

“Appraiser” means a certified member of the Appraisal Institute with a national practice who has at least ten (10) years’ standing and established experience in appraising properties or assets of the same type and in the geographic area as any Company Assets that are the subject of such appraisal.

“Approved Lease” means those leases in existence with respect to the Property as of the Effective Date (as more particularly identified on Exhibit B hereto), together with any lease approved following the Effective Date pursuant to Section 4.1(b)(xi).

“Approved Sales Contract”  means (i) any purchase agreement for the sale of any portion of the Property for a purchase price equal to or greater than the Release Schedule Price, and otherwise meeting the Acceptable PSA Terms and (ii) any purchase agreement for the sale of any portion of the Property approved by the Investor Members.

“Arbitrator” has the meaning given in Section 11.16(b)(i).

“Arbitration Notice” has the meaning give in Section 11.16(b)(ii).

“Articles of Organization” has the meaning given in the Preliminary Statement to this Agreement.

“Authorized Person” has the meaning given in Section 4.2(a).

“Available Cash” means, as of any date of determination, the sum of all money available to the Company derived from the conduct of the Company’s business or from financing obtained by the Company, after payment of all current Company expenses and Management Fees and reduced by amount of Reserves as of such date.

“Bankruptcy Event” means, with respect to any Person, (i) the voluntary or involuntary commencement of a case by or against such Person under Title 11 of the United States Code (the “Bankruptcy Code”) or any other bankruptcy, insolvency, reorganization, debt arrangement, dissolution or similar provision of state law now or hereafter in effect; (ii) the consent by such Person to any such case or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such Person; (iii) such Person makes an assignment for the benefit of creditors or agrees to a similar procedure under state law; (iv) such Person shall fail to, or admit in writing its inability to, pay its debts generally as they become due; (v) the imposition of a judicial or statutory lien on all or a substantial part of such Person’s assets; (vi) the entry of an order for relief under the Bankruptcy Code against such Person; and/or (vii) such Person or its board of directors, members, partners or managers shall vote to implement, or otherwise consent to, any of the foregoing.  Notwithstanding the preceding sentence, the involuntary commencement of a bankruptcy case under the Bankruptcy Code or any other bankruptcy, insolvency, reorganization, debt arrangement, dissolution or similar provision of state law now or hereafter in effect shall not be deemed a “Bankruptcy Event” if the same is dismissed within sixty (60) days after the filing of the involuntary petition or other application for relief.

“Below Release Schedule Price” has the meaning set forth in Section 4.1(b)(ix).

“Book Basis” means, with respect to any asset of the Company, the asset’s adjusted basis for federal income tax purposes, except as follows:

(a)        The initial Book Basis of any asset contributed by a Member to the Company shall be the gross fair market value of such asset.

(b)        The Book Basis of the Company Assets shall be adjusted to equal their respective gross fair market values if the Manager determines to restate Capital Accounts in accordance with the Regulations.

(c)        The Book Basis of any item of Company Assets distributed to any Member shall be adjusted to equal the gross fair market value of such asset on the date of distribution as determined by the Manager.

(d)        The Book Basis of Company Assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m) and the definition of “Net Profits and Net Losses” herein; provided, however, that Book Basis shall not be adjusted pursuant to this subparagraph (d) to the extent that an adjustment pursuant to subparagraph (b) is required in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (d).

If the Book Basis of an asset has been determined or adjusted pursuant to subparagraph (a), (b) or (d), such Book Basis shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Net Profits and Net Losses.

“Business” means acquiring, purchasing, owning, holding, managing, funding, financing, encumbering, leasing, selling, transferring, exchanging, disposing of, investing in or otherwise dealing with the Property and any other Company Assets and any direct or indirect interest therein or any securities of any kind issued by any entity primarily engaged in such activities.

“Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in New York, New York are generally closed for commercial banking business.

“Capital Account” means, when used with respect to any Member, the capital account maintained for such Member in accordance with Section 5.4 hereof, as such capital account may be increased or decreased from time to time pursuant to the provisions of Section 5.4.

“Capital Contributions” means the value of property (the value of which has been unanimously agreed upon by the Members) and/or the amount of money contributed (or deemed to have been contributed) to the Company by a Member or its predecessor in interest on the date of contribution and shall include the contributions of such Member made pursuant to Section 5.1 and Section 5.2, including, for the avoidance of doubt, any Excess Capital Contributions.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.  Any reference herein to a particular provision of the Code shall mean, where appropriate, the corresponding provision in any successor statute.

“Company” has the meaning given in the caption to this Agreement.

“Company Assets” means all right, title and interest of the Company or any Company Subsidiary in and to all or any portion of the assets of the Company of any Company Subsidiary and any business property (real or personal) or estate acquired in exchange therefor or in connection therewith, including (as applicable) the Property.

“Company Minimum Gain” shall have the meaning given to the term “Partnership Minimum Gain” as set forth in Regulations Sections 1.704-2(b)(2) and 1.704-2(d), and any Member’s share of Company Minimum Gain shall be determined in accordance with Regulations Section 1.704-2(g)(1).

“Company Nonrecourse Debt” has the meaning given the term “nonrecourse liability” in Regulations Section 1.752‑1(a)(2).

“Company Nonrecourse Deductions” has the meaning given the term “nonrecourse deductions” in Regulations Section 1.704‑2(b)(1) and Regulations Section 1.704‑2(b)(2).  The amount of Company Nonrecourse Deductions for a Fiscal Year is determined in accordance with Regulations Section 1.704‑2(c).

“Contributing Member” has the meaning given in Section 5.2(c).

“Contribution Percentage” means (i) with respect to the Investor Members, in the aggregate, 66.252% and, (a) with respect to Magnetar Aggregator Investor Member, 52.339%, (b) with respect to Magnetar Non-Aggregator Investor Member A, 4.638%, and

(c) with respect to Magnetar Non-Aggregator Investor Member B, 9.275%, and (ii) with respect to CTO Member, 33.748%.

“Control” (including its correlative meanings, “Controlled by” and “under common Control with”) means possession, directly or indirectly, of the power to direct or cause the direction of management (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

“Covered Person” means, as of any time of determination: (a) a then-current or former Member or Manager; (b) an Affiliate of a then-current or former Member; (c) any then-current or former director, officer, manager, member, partner, stockholder, equity holder, agent, employee or controlling Person of a current or former Member or any of their respective Affiliates; or (d) any then-current or former officer of the Company or any Company Subsidiary.

“CTO Extra Cost Contribution” has the meaning given in Section 4.1(b)(vi).

“CTO Hurdle Contribution” has the meaning given in Section 10.2.

“CTO Indemnitors” has the meaning given in Section 4.5(h).

“CTO Member” has the meaning given in the caption to this Agreement.

“CTO Member Indemnitee” has the meaning given in Section 4.5(h).

“CTO Shortfall Contribution” has the meaning given in Section 4.1(b)(ix).

“CTO Shortfall/Hurdle Escrow Account” means an account established in the name of the Company at a depository institution mutually agreed upon by the Investor Members and CTO Member, into which there shall be deposited (a) any and all CTO Shortfall Contributions (b) any and all CTO Hurdle Contributions, and (c) all CTO Title Cure Contributions and from which no distributions shall be made prior to the second (2nd) anniversary of the Effective Date.

“CTO Title Cure Contribution” has the meaning given in Section 11.2(m).

“Deed” has the meaning given in Section 4.4(b).

 “Depreciation” means, for each Fiscal Year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such taxable year, except that if the Book Basis of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Fiscal Year, Depreciation shall be an amount which bears the same ratio to such beginning Book Basis as the federal income tax depreciation, amortization, or other cost recovery deduction for such taxable year bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such taxable year is zero, Depreciation shall be determined with reference to such beginning Book Basis using any reasonable method selected by the Manager.

“Distribution” means any cash, securities, property or other assets distributed to a Member by the Company.

“Effective Date” has the meaning given in the caption to this Agreement.

“Event of Default” has the meaning given in Section 4.1(f).

“Excess Capital Contribution” has the meaning given in Section 5.2(c).

“Excess Capital Preferred Return” means eighteen percent (18%) per annum.

“Expert” means an independent third party professional, with expertise in the development and sale of real property in the Counties of Flagler, Lake, Volusia, Orange, Seminole, Osceola and Brevard in the State of Florida, appointed by the agreement of CTO Member and the Investor Members or otherwise in accordance with Section 11.16(b).

“Financial Statements” has the meaning given in Section 7.5(b).

“Fiscal Year” means the fiscal year for the Company that is designated by the Manager.  As of the date hereof, the Fiscal Year is the calendar year ending on December 31 of each year.

“GAAP” means generally accepted accounting principles in effect from time to time in the United States of America.

“Governmental Entity” shall mean any court, tribunal, department, body, board, bureau, administrative agency or commission or other governmental authority or instrumentality, whether federal, state, local or foreign.

“Holdover Budget” has the meaning given in Section 4.3(a).

“Hurdle Deposit Date Proportions” has the meaning given in Section 10.2.

 “Interest” means the interest of a Member in the Company, including the right of such Member in the capital, profits and losses of, and Distributions from, the Company, and the right of such Member to any and all benefits to which such Member may be entitled under this Agreement.

“Investor Indemnitors” has the meaning given in Section 4.5(g).

“Investor Member(s)” has the meaning given in the caption to this Agreement.

“Investor Member Indemnitee” has the meaning given in Section 4.5(g).

“Investor Member Decision” has the meaning given in Section 4.1(g).

“IRR” means, as of any date, the discount rate that causes the net present value as of such date of all Distributions made to a Member to equal the net present value as of such date of all Capital Contributions made (or deemed made pursuant to this Agreement) by such Member.  In determining IRR, (i) the rate of return shall be calculated with a Microsoft Excel worksheet using its “XIRR” function, (ii) net present value shall be determined based on the actual date each Capital Contribution and Distribution was made (or deemed to have been made pursuant to this Agreement), and (iii) all Distributions shall be based on the amount of such Distribution prior to the application of any federal, state or local taxation to Members (including any withholding or deduction requirements).

“Land Pipeline Report” has the meaning given in Section 7.5(b).

“Land Value Report” has the meaning given in Section 7.5(b).

 “Liquidator” means (i) the Manager or (ii) such other Person who is appointed by the Manager or in accordance with applicable law to take all actions related to the winding up of the Company’s business and the distribution of the Company’s assets.

“LLC Act” means the Florida Revised Limited Liability Company Act, Chapter 605, Florida Statutes, as it may be amended from time to time, and any successor to such statute.

“Manager” means the manager of the Company, initially, CTO Member, and such replacement as may be subsequently appointed in accordance with this Agreement.

“Management Fee” means a management fee payable to the Manager for the management of the Company Assets in initial the amount of twenty thousand dollars ($20,000.00) per month, which amount shall be evaluated on a quarterly basis and reduced in such proportion to the amount of Company Assets previously sold at the time of the recalculation and based upon the then-proportionate value of Company Assets under management as compared to the value of the total Company Assets under management as of the Effective Date.

“Member” has the meaning given in the caption to this Agreement.

“Member Minimum Gain” shall have the meaning given to the term “Partner Nonrecourse Debt Minimum Gain” and shall mean an amount, with respect to each Member Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Member Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations Section 1.704-2(i)(3).

“Member Nonrecourse Debt” means a partner nonrecourse debt within the meaning of Regulations Section 1.704-2(b)(4).

“Member Nonrecourse Deductions” means the items of loss, deduction, and expenditure attributable to Member Nonrecourse Debt within the meaning of Regulations Section 1.704-2(i)(2).

 “Minimum Distribution Hurdles” has the meaning given in Section 10.1.

 “Net Profits and Net Losses” means, for each taxable year or other period, an amount equal to the Company’s taxable income or loss for such year or period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) will be included in taxable income or loss), with the following adjustments:

(a)        Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Net Profits and Net Losses will be added to such taxable income or loss;

(b)        Any expenditures of the Company described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(1), and not otherwise taken into account in computing Net Profits or Net Losses, will be subtracted from such taxable income or loss;

(c)        In the event the Book Basis of any Company Assets is adjusted, the amount of such adjustment will be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Profits or Net Losses;

(d)        Gain or loss resulting from any disposition of assets with respect to which gain or loss is recognized for federal income tax purposes will be computed by reference to the Book Basis of the assets disposed of, notwithstanding that the adjusted tax basis of such asset differs from its book value;

(e)        In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing taxable income or loss, there will be taken into account Depreciation for such taxable year or other period; and

(f)        Any items that are specially allocated to a Member pursuant to Section 6.2 shall not be taken into account in determining Net Profits and Net Losses.

 “Nonrecourse Deductions” has the meaning set forth in Regulations Section 1.704-2(b)(1).  The amount of Nonrecourse Deductions for any taxable year equals the excess, if any, of the net increase, if any, in the amount of Company Minimum Gain during that taxable year over the aggregate amount of any distributions during that taxable year of proceeds of a Nonrecourse Liability that are allocable to an increase in Company Minimum Gain, determined according to the provisions of Regulations Sections 1.704-2(c) and 1.704-2(d).

“Nonrecourse Liability” has the meaning set forth in Section 1.704-2(b)(3) of the Regulations.

“Non-Contributing Member” has the meaning given in Section 5.2(c).

“OFAC” has the meaning given in Section 11.2(j).

“Operating Budget” means the approved annual operating budget for the Company setting forth operating budget detail, attached as Schedule 4.3 hereto, as updated from time to time in accordance with Section 4.3.

“Permitted Encumbrance” means any pledge, hypothecation or encumbrance by an Investor Member of its Interest, provided that (i) the aggregate amount of the underlying indebtedness secured by such pledge, hypothecation or encumbrance does not exceed such Investor Member’s Capital Contribution associated with such pledged or encumbered Interest, (ii) such Investor Member provides written notice to CTO Member within ten (10) days following the making of any such pledge, hypothecation or encumbrance, and (iii) the party to whom such Investor Member’s Interest is pledged, hypothecated or encumbered agrees to be bound by the terms of this Agreement in the event that such party forecloses on such Investor Member’s Interest.

“Permitted Transfer” means:

(a)        any direct or indirect Transfer of a Member’s Interest, in whole or in part, to an Affiliate of the Transferor as long as (x) the Transferor retains Control over such Affiliate Transferee and (y) such Transfer is not prohibited under the terms of any material loan or other financing arrangement with respect to the Property;

(b)        without limiting clause (a) above, with respect to CTO Member, any trading or other acquisition of the public stock or other ownership interests of CTO Member; and

(c)        without limiting clause (a) above, with respect to each Investor Member, (i) any direct or indirect Transfer of such Investor Member’s Interest, in whole or in part, to any fund or account managed by Magnetar Financial LLC or one of its Affiliates; (ii) any direct or indirect Transfers, in whole or in part, or issuances, of membership interests, or limited partnership interests (or other equity interests) of such Investor Member or any of the members of such Investor Member so long as such Investor Member continues to be Controlled by or under common Control with Magnetar Financial LLC or its Affiliates; and (iii) any Transfer pursuant to a Permitted Encumbrance.

“Person” or “person” means an individual, corporation, association, partnership, limited liability company, trust, joint venture, business trust or unincorporated organization or other entity or organization, or a Governmental Entity.

“Post Closing Title Obligations” means the obligation of CTO Member to cure the following title issues with the following parcels, such that the Company is able to procure a title policy  in form and content reasonably satisfactory to Investor Members:

Parcel 100:  insure contiguous legal description based on a current survey without exception for any gaps or gores.

Parcel 104:   insure legal access to a public right-of-way and provide a revised survey.

Parcel 380:   insure legal description pursuant to current survey.

Parcel 460:  prevail in current litigation involving appurtenant access easement (the “Parcel 460 Litigation”) and insure said access easement, as located pursuant to a current survey.

“Preferred Return” means a twelve and seven-eighths percent (12.875%) per annum return calculated on a quarterly compounded basis, which will accrue to the extent current cash flow is not available.  Notwithstanding the foregoing, if the Company fails to achieve the Minimum Distribution Hurdles during any time that CTO Member remains the Manager of the Company, and such failure is not cured by CTO pursuant to Section 10.2 hereof, the Preferred Return shall retroactively be recalculated as if it were a fifteen and one-half percent (15.5%) per annum return calculated on a quarterly compounded basis, which will accrue to the extent current cash flow is not available, starting from the Effective Date.

 “Property” means the land located in Daytona Beach, Volusia County, Florida, as more fully described in the attached Exhibit A together with any rights, privileges and easements appurtenant to the Property, including, without limitation, mineral rights currently held by CTO Member, to-be-created wetland mitigation credits, development rights, and rights-of-way or other appurtenances benefitting the Property.

“Purchase Agreement” has the meaning given in the Preliminary Statement to this Agreement.

“Regulations” means the regulations promulgated under the Code.

“Release Schedule” has the meaning given in Section 4.3(b).

“Release Schedule Price” means the sale price for the applicable portion of the Property being sold as set forth in the then-current Release Schedule.

“Reserves” means the amount of reserve funds established by the Manager from time to time to provide funds for anticipated capital expenditures and other expenses of the Company that the Manager anticipates will not be able to be funded out of the operating income of the Company.

“SDN List” has the meaning given in Section 11.2(j).

“Section 11.16(b) Dispute” has the meaning given in Section 11.16(b).

 “Section 3.3 Indemnitees” has the meaning given in Section 3.3.

“Shortfall Deposit Date Proportions” has the meaning given in Section 4.1(b)(ix).

“Standard PSA Form”  means CTO Member’s standard purchase and sale agreement form attached hereto as Exhibit F.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the membership, partnership or other similar ownership interest thereof or the power to elect a majority of the members of the governing body thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof.  For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director, managing member, manager, board of managers or general partner of such partnership, association or other business entity.

“Target Amount” has the meaning given in Section 6.1.

“Title Cure Deposit Date Proportions” has the meaning given in Section 11.2(m)

 “Transaction Costs” means, with respect to CTO Member and each Investor Member, the third party out-of-pocket costs and expenses (including fees and disbursements of counsel) of such Member (and its Affiliates) incurred on or prior to the Effective Date in relation to the due diligence, drafting, negotiation and execution of this Agreement, the other Transaction Documents and the other documents related thereto and the transactions contemplated thereby.

“Transaction Documents” means the Purchase Agreement and such other agreements, certificates, instruments and other documents that are executed and delivered in connection therewith.

“Transfer” has the meaning given in Section 9.1(a).

“Transfer Taxes” means any real property sales, use, purchase, transfer, deed, fixed asset, use or other taxes or fees and recording charges which are payable by the Company, CTO Member or any Investor Member (or any of their respective Affiliates) by reason of this Agreement, the conveyance of title to the Property from CTO Member to the Company, the other Transaction Documents and transactions contemplated hereby and thereby.

“Transferee” has the meaning given in Section 9.1(b).

“Transferor” has the meaning given in Section 9.1(a).

“Unanimous Action” has the meaning given in Section 4.1(b).

“Unfunded Amount” has the meaning given in Section 5.2(c).

“Withheld Member” has the meaning given in Section 6.6.

Section 1.2.     Terms Generally.  The definitions in Section 1.1 shall apply equally to both the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  Unless the context requires otherwise, the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The term “hereunder” shall mean this entire Agreement as a whole unless reference to a specific section of this Agreement is made.  All references in this Agreement to a section or article shall mean a section or article of this Agreement, unless otherwise expressly specified.

ARTICLE II

General Provisions

Section 2.1.     Formation.  One or more Persons has acted as the organizer or organizers of the Company by preparing, executing and filing with the Florida Secretary of State the Articles of Organization pursuant to the LLC Act, as such Articles of Organization may have been or may be amended from time to time.  The Company was formed under the name “Crisp39 SPV LLC”.  The acts of such Persons are hereby authorized and ratified.  The Manager or the Manager’s attorney is, subject to Section 4.1(b), hereby designated as an authorized person, within the meaning of the LLC Act, to execute, deliver and file any amendments and/or restatements of the Articles of Organization and any other articles necessary for the Company to qualify to do business in a jurisdiction in which the Company may wish to conduct business.  Subject to Section 4.1(b), the execution by the Manager or the Manager’s attorney of any of the foregoing articles (and any amendments and/or restatements thereof) shall be sufficient.

Section 2.2.     Name.  The Company shall conduct its activities under the name of Crisp39 SPV LLC.

Section 2.3.     Term.  The Company’s existence shall be perpetual, unless sooner dissolved, wound up or terminated in accordance with Article VIII of this Agreement or the LLC Act.

Section 2.4.     Purpose; Powers.

(a)        The purpose of the Company shall be to conduct and engage in the following activities: (i) directly or indirectly acquire, purchase, own, hold, manage, fund, finance, encumber, lease, sell, transfer, exchange, dispose of, invest in or otherwise deal with the Property and any other Company Assets and any direct or indirect interest therein or any securities of any kind issued by any entity primarily engaged in such activities, (ii) conduct such other lawful business activities related or incidental thereto or as the Members may otherwise determine and (v) exercise all powers enumerated in the LLC Act necessary to the conduct, promotion or attainment of the purposes set forth herein and for the protection and benefit of the Company.

(b)        The Company is authorized and empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to, or convenient for the furtherance and accomplishment of its purposes and for the protection and benefit of the Company, including all acts and things permitted under the LLC Act and this Agreement.

Section 2.5.     Place of Business; Registered Office and Registered Agent.  The Company shall maintain an office and principal place of business at 1140 N. Williamson Blvd., Suite 140, Daytona Beach, Florida 32114 or at such other place as may from time to time be determined as its principal place of business by the Manager.  The name and address of the Company’s registered agent as of the date of this Agreement is CTO Member, Attn: Legal, 1140 N. Williamson Blvd., Suite 140, Daytona Beach, Florida 32114.

ARTICLE III

Members

Section 3.1.    Name and Address.  The name, address, initial Capital Contributions and Contribution Percentage of each Member as of the date of this Agreement are set forth on Schedule 3.1 hereto.  Such schedule shall be amended from time to time by the Manager to reflect the admission or withdrawal of a Member or the transfer or assignment of Interests in accordance with the terms of this Agreement and other modifications to or changes in the information set forth therein.  The Manager shall promptly distribute such amendments in writing to each of the Members.

Section 3.2.     Liability of a Member to the Company.

(a)        A Member that rightfully receives the return of any portion of a Capital Contribution is liable to the Company only to the extent now or hereafter provided by the LLC Act.  A Member that receives a Distribution made by the Company in violation of the LLC Act or this Agreement shall be liable to the Company for the amount of such Distribution.

(b)        Except as expressly provided in this Agreement, no Member is an agent of the Company solely by virtue of being a Member, and no Member has authority to sign, act for or bind the Company solely by virtue of being a Member, all of such powers being vested in the Manager.

Section 3.3.     Action by the Investor Members.  Whenever an action under this Agreement requires the consent, agreement, approval, appointment or authorization of the Investor Members or may otherwise be undertaken by the Investor Members, for purposes of providing such consent, agreement, approval, appointment or authorization, or taking such action, the Investor Members shall act as a unified body, rather than individually.  The Magnetar Aggregator Investor Member shall submit such action to a vote of only the Investor Members.  Each Investor Member shall then vote on such action based on the relative Contribution Percentage of such Investor Member as a percentage of the Contribution Percentages of all Investor Members.  The action of the Investor Members as a unified body shall be determined based on the vote of the Investor Members holding a majority of the relative Contribution Percentages of all Investor Members.   For example, if the Investor Members hold an aggregate Contribution Percentage of 66.5%, of which the Magnetar Aggregator Investor Member holds 40% and the Magnetar Non-Aggregator Investor Members hold 26.5%, then the Magnetar Aggregator Investor Member’s relative Contribution Percentage shall be 40/66.5 = 60% and the Magnetar Non-Aggregator Investor Members’ relative Contribution Percentage shall be 26.5/66.5 = 40%.  In such event, the action of the Investor Members as a unified body shall be based upon the votes cast by the Magnetar Aggregator Investor

Member.  For purposes of clarification, the process set forth in this Section 3.3 must be completed by the Investor Members amongst themselves and the decision reached pursuant to such process must be communicated by the Magnetar Aggregator Investor Member to the Company and the Manager within the applicable time periods set forth in this Agreement for any consent, agreement, approval, appointment or authorization of the Investor Members.  The Manager and the Company shall be entitled to rely upon any written communication from the Magnetar Aggregator Investor Member with respect to any consent, agreement, approval, appointment or authorization of the Investor Members pursuant to this Section 3.3 without the obligation to conduct any further investigation thereof.  The Investor Members, severally and not jointly, shall indemnify, defend and hold harmless each of the Company, the Manager and CTO Member (the “Section 3.3 Indemnitees”) from and against any and all claims, demands, liabilities and expenses (including attorneys’ fees and any amounts expended in the settlement of any such claim, demand, liability or expense) which may be imposed on, incurred by, or asserted against any of the Section 3.3 Indemnitees, in any manner relating to or arising out of the propriety of the approval under the terms of this Section 3.3 of any act or omission performed or omitted by such Section 3.3 Indemnitees in reliance thereon.  For purposes of clarity, with regard to any indemnifiable damages under this Section 3.3, the several liability of each Investor Member shall not exceed a percentage thereof equal to the Contribution Percentage of such Investor Member as a percentage of the Contribution Percentages of all Investor Members.

Section 3.4.     Action by Members without a Meeting.  Whenever the Members of the Company are required or permitted to take any action by consent or approval, such action may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing (including in electronic format), setting forth the action so taken, shall be signed by the Members who hold Interests having not less than the minimum number of Interests that would be necessary to authorize or take such action at a meeting at which all of the Members entitled to vote thereon were present and voted and shall be delivered to the administrative office of the Company, or to an employee or agent of the Company.

Section 3.5.     Certain Duties and Obligations of the Members.

(a)        No Member shall take any action so as to cause the Company to be classified for Federal income tax purposes as an association taxable as a corporation and not as a partnership.

(b)        Except as expressly provided herein, (i) neither this Agreement nor a Person’s status as a Member or Manager of the Company shall preclude any Member or Manager or any of its Affiliates from engaging in any activity whatsoever permitted by applicable law (whether or not such activity might compete, or constitute a conflict of interest, with the Company), and none of the Company, any Company Subsidiary, any other Member, and each of their respective Affiliates shall have any right by virtue of this Agreement in or to any interest, income or profits derived therefrom, and the pursuit of any such activity shall not be deemed wrongful or improper, and (ii) no Member, Manager or any of its Affiliates shall be obligated to present any investment opportunity to the Company or any Company Subsidiary even if such opportunity is of a character that, if presented to the Company or any Company Subsidiary, could be taken by the Company or such Company Subsidiary.

ARTICLE IV

Management and Operation of the Company

Section 4.1.     Manager.

(a)        The Members hereby agree that CTO Member shall be the initial Manager of the Company.  Subject to those matters expressly designated as Unanimous Actions or Investor Member Decisions as set forth in this Agreement, and to the requirement to adhere to the parameters of the Operating Budget except as otherwise specifically set forth herein, the day-to-day management and control of the business and affairs of the Company shall be vested in the Manager, who shall have all powers permitted under the LLC Act as well as all other powers necessary or desirable for the performance by it of all of its duties and obligations as the Manager of the Company.  The Manager shall devote such time to the Company as shall be reasonably required for its welfare and success.  Subject to the limitations herein set forth, in the conduct of the business and affairs of the Company, the Manager shall perform all duties necessary for the conduct of such business. By way of illustration, but not in limitation, the powers and duties of the Manager shall include the following, in each case subject to the Operating Budget except as otherwise specifically set forth herein, Section 4.1(b) and Section 4.1(g), as applicable, along with all other consent requirements contained in this Agreement:

(i)         managing the day-to-day operations of the Company, in such a manner as to cause the Company to comply with all applicable laws, rules and regulations;

(ii)       on behalf of the Company, executing and supervising contracts (not involving the sale of Property) to be entered into by the Company and executing all other instruments and documents, including, without limitation, checks, drafts, and other negotiable instruments, bills of sale, leases and any other instruments or documents necessary, in the opinion of the Manager, to the business of the Company, all in accordance with the Operating Budget;

(iii)      establishing reserves to provide funds for anticipated capital expenditures and other expenses of the Company that the Manager anticipates will not be able to be funded out of the operating income of the Company and release funds from such reserves as may be reasonably appropriate, all in accordance with the Operating Budget;

(iv)       retaining, discharging and replacing the Company’s accountants and attorneys;

(v)        to the extent that funds of the Company are available therefor, paying all debts and other obligations of the Company as provided for in the Operating Budget;

(vi)       maintaining all funds of the Company in one or more bank accounts in such bank or banks as the Manager may from time to time select;

(vii)     obtaining and maintaining such insurance as the Manager deems appropriate, in amounts and with deductibles that are deemed appropriate by the Manager in accordance with the Operating Budget;

(viii)    taking such actions as are necessary to properly maintain the Property in good and marketable condition, and to maintain the title thereto free and clear of all encumbrances, easements or other impediments other than those approved as provided by this Agreement (by way of example and not limitation, the Manager shall pay all applicable taxes relating to the Property and respond to any inquiries, claims or demands from municipal bodies or other governing authorities with regard to the Property in a complete and timely manner);

(ix)       entering into Approved Sales Contracts and Approved Leases for the Property or portions thereof, and executing all closing documents reasonably required to effectuate the sale or lease in accordance therewith, including, without limitation, deeds, closing statements, affidavits and other documents required, and in connection with marketing, leasing and selling the Property, entering into listing agreements with brokers and other related documents to the extent pertaining to Approved Sales Contracts or Approved Leases;

(x)        Engaging traffic, civil and environmental engineers and architects in accordance with the Operating Budget; and

(xi)       taking any action and doing and performing all other acts in accordance with the Operating Budget which (A) are necessary or appropriate to the conduct of the Company’s Business, but (B) do not specifically require approval of the Members as Unanimous Actions, under Section 4.1(b) or are otherwise reserved to the Investor Members under Section 4.1(g).

(b)        In addition to matters expressly requiring the consent of all of the Members as set forth in this Agreement and notwithstanding anything to the contrary contained herein (but subject to Section 4.1(g)), the following actions set forth in this Section 4.1(b) (each a “Unanimous Action” and collectively, the “Unanimous Actions”) shall require the consent and approval of the Investor Members and CTO Member, whether such actions are taken by the Company or any of its Subsidiaries:

(i)         modify, alter, supplement or amend the Articles of Organization or other organizational documents of the Company or any of its Subsidiaries;

(ii)       modify, alter, supplement or amend this Agreement;

(iii)      admit new members to the Company or any of its Subsidiaries;

(iv)       cause the Company or any of its Subsidiaries to acquire (directly or indirectly) any real property other than Property;

(v)        approve Operating Budget updates and any amendments thereto;

(vi)       take any action in contravention of the Operating Budget; provided, however, that if CTO Member advocates to exceed the Operating Budget and the Investor Members withhold their approval thereof, CTO Member shall have the right to cause the Company to exceed the Operating Budget provided that, in conjunction with such expenditure, CTO Member makes an Additional Capital Contribution to the Company in the amount by which such expenditure exceeds the Operating Budget (a “CTO Extra Cost Contribution”), provided further that the aggregate amount of all CTO Extra Cost Contributions shall not exceed two million dollars ($2,000,000.00).

(vii)     obtain financing for the Company or any of its Subsidiaries and in connection therewith, hypothecating, encumbering and granting security interests in the assets of the Company or any of its Subsidiaries to secure repayment of the borrowed sums; provided that, in no event shall any financing be obtained by the Company or any of its Subsidiaries prior to the second anniversary of the Effective Date;

(viii)    file a voluntary petition under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, consenting to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or any of its Subsidiaries or for a substantial part of its property, or consenting to or failure to contest any involuntary case brought under any such law against the Company or any of its Subsidiaries or their respective property;

(ix)       sell the Property, or portions thereof, at prices lower than the then-applicable Release Schedule Price; provided, however, that if CTO Member advocates for the sale of the Property or a portion thereof, at a price lower than the then-applicable Release Schedule Price (“Below Release Schedule Price”) and the Investor Members do not approve such sale, CTO Member shall have the right to cause the Company to sell the Property, or the applicable portion thereof, at such Below Release Schedule Price provided that, in conjunction with the closing of such sale, CTO Member makes an Additional Capital Contribution to the Company in an amount equal to the difference between the then-applicable Release Schedule Price and such Below Release Schedule Price (a “CTO Shortfall Contribution”).  Any CTO Shortfall Contributions made by CTO Member shall be deposited into the CTO Shortfall/Hurdle Escrow Account, shall be treated for purposes of Article VI hereof as if they were distributed to the Members in the proportions set forth in Article VI hereof on the date of such deposit (the “Shortfall Deposit Date Proportions”) (provided, however, that the maximum aggregate combined CTO Shortfall Contributions, CTO Hurdle Contributions and CTO Title Cure Contributions which may be treated for purposes of Article VI hereof as if they were distributed to the Members prior to the actual distribution thereof shall be limited to $2,000,000), and shall actually be distributed to the Members in the Shortfall Deposit Date Proportions as part of the first distribution occurring following the second anniversary of the Effective Date;

(x)        issue any debt or equity securities of the Company or any of its Subsidiaries, repurchase or redeem any equity or debt securities of the Company or any of its Subsidiaries;

(xi)       enter into any lease agreement with respect to any portion of the Property from and after the Effective Date;

(xii)     enter into any listing agreements with brokers, provided that such approval shall not be unreasonably withheld, conditioned or delayed; and

(xiii)    engage in any line of business other than the Business, as defined.

(c)        At any time the Manager requests approval of the Members for a Unanimous Action, (i) the Manager shall promptly furnish to each of the relevant Members from whom approval is sought written notice (with email being an acceptable form of written notice, provided that Manager has sufficient evidence that such email is delivered to all of the recipients designated on Exhibit C attached hereto, as modified by the applicable Member from time to time by way of written notice to the Manager, provided that in no instance shall the number of recipients of a particular Member be increased to greater than three) with such information and documentation as is reasonably necessary for each of such Members to make an informed decision to approve or disapprove the particular Unanimous Action, and (ii) the Members shall notify the Manager of their approval or disapproval within ten (10) Business Days after the written notice is received.  If a Member fails to respond to a Unanimous Action approval request within ten (10) Business Days after the request is made, then the request will be deemed approved by such Member.  For purposes of clarification, if the collective approval or disapproval of the Investor Members pursuant to Section 3.3 hereof of any Unanimous Action approval request is not delivered to the Manager by the Magnetar Aggregator Investor Member within the time period set forth in this Section 4.1(c), then the applicable request will be deemed approved by the Investor Members.

(d)        Notwithstanding anything to the contrary contained herein, the Investor Members shall retain final approval rights with respect to the following:

(i)         entering into any transaction or agreement between the Company or any Company Subsidiary, on the one hand, and CTO Member or any of its Affiliates, on the other hand, or taking any action on behalf of the Company or any Company Subsidiary in connection therewith; and

(ii)       investing any capital of the Company for the purpose of development of any portion of the Property pursuant to the agreed upon Operating Budget.

(e)        Following the second anniversary of the Effective Date, the Investor Members shall have the right to unilaterally remove CTO Member as Manager for purposes of qualifying for variable income treatment upon no less than thirty (30) days prior written notice to CTO Member.  In the event that CTO Member resigns as Manager (with the Investor Members’ consent), or is removed by the Investor Members without cause, pursuant to this Section 4.1(d), (i) CTO Member shall be paid an amount equal to the unpaid portion of the Management Fee earned up to the effective date of such removal or resignation (as prorated for partial months) and the Company’s obligation to pay CTO Member the Management Fee shall thereafter cease as of the effective date of such removal or resignation, (ii) a replacement Manager shall be appointed by Unanimous Action of the Members, and (iii) no other rights of CTO Member as a Member hereunder, including, but not limited to, CTO Member’s rights to Distributions hereunder, shall be adversely affected by such removal or resignation.  If the Members are unable to agree upon and approve a replacement Manager within the applicable thirty (30) day notice period set forth above, then any Member may refer such dispute for resolution in accordance with Section 11.16(b).  Following any removal of CTO Member as Manager of the Company for any reason whatsoever, unless otherwise agreed by CTO Member in its sole discretion, the Company and each subsequent Manager shall be obligated to include a provision in each agreement for the sale of any portion of the Property by the Company providing that to the extent such purchaser has a need, based on its intended use for the Property, to purchase mitigation credits necessary for the impacts to wetlands on such Property,  such purchaser shall be obligated to purchase such mitigation credits from CTO Member, its Affiliates and/or the Tiger Bay Mitigation Bank (as defined in Section 4.5(i)), to the extent CTO Member, its Affiliates and/or the Tiger Bay Mitigation Bank agrees to sell such mitigation credits at a price equal to or less than the price at which such purchaser could otherwise purchase the required mitigation credits from other mitigation banks or holders of mitigation credits within the applicable St. Johns River Water Management District basin (the “Alternative Mitigation Credit Holders”), as evidenced by a bona fide written offer from one or more of the Alternative Mitigation Credit Holders.  Such obligation shall exist for a period of ten years from the date of closing under such purchase agreement and shall be memorialized in a recordable covenant encumbering that portion of the Property being sold.

(f)        The following shall constitute events of default by the Manager under this Agreement (each, an “Event of Default”): (i) gross negligence, willful misconduct or engaging in fraud, misappropriation of funds, theft or embezzlement by CTO Member or any of its Affiliates with respect to the Company or the Property, or (ii) failing to meet two consecutive Minimum Distribution Hurdles prior to Year 3 unless cured by CTO pursuant to Section 10.2 hereof, or any Minimum Distribution Hurdles thereafter unless cured by CTO pursuant to Section 10.2 hereof.  Upon any Event of Default, the Investor Members may, in addition to any other of their rights and remedies set forth under this Agreement or at law or in equity, exercise one or more of the following remedies by providing written notice thereof to CTO Member: (A) remove CTO Member as Manager and/or appoint any Investor Member or any other third party as Manager or co-manager of the Company; and (B) cause the Company to offer and pay such fees or other compensation to any replacement Manager or Managers as the Investor Members determine in their sole discretion; provided, however, no fee or other compensation may be paid to the Investor Members or their Affiliates to serve as Manager in excess of the Management Fee being paid to Manager immediately prior to its removal, without the prior written consent of CTO Member, provided that, with respect to Events of Default arising under subsection (ii) above, the foregoing remedies described in subsections (A) and (B), and the adjustment of the Preferred Return as set forth in the definition of “Preferred Return,” shall be the Investor Members’ sole remedies for such Events of Default.

(g)        Notwithstanding anything to the contrary contained herein, the Investor Members shall have the authority to cause the Company, or direct the Manager to cause the Company, to take the following action without the consent of the Manager or any other Member (an “Investor Member Decision”):

Sell the Property or any portion thereof to an unrelated thirty party for an amount equal to or less than ninety-five percent (95%) of the then-applicable Release Schedule Price; provided, however, that prior to exercising their rights under this Section 4.1(g) at any time on or after the second anniversary of the Effective Date, the Investor Members shall first be required to provide written notice to CTO Member of their election thereof which includes the name of the purchaser, the purchase price and other relevant terms of sale (“Sale Notice”), whereupon CTO Member shall have a right of first refusal, exercisable by written notice to the Investor Members within ten (10) Business Days of receipt of the applicable Sale Notice, to elect to purchase the applicable portion of the Property on the terms set forth in such Sale Notice. If CTO Member declines to exercise the foregoing right of first refusal, or fails to respond to the Sale Notice within ten (10) Business Days of receipt thereof, the Investor Members shall thereafter have the right to unilaterally cause the Company to proceed with the sale of the Property or the applicable portion thereof upon terms no less favorable to the Company than those set forth in the Sale Notice for a period of one hundred and eighty (180) days thereafter.

(h)        In exchange for the management of the Company Assets as provided herein, the Company shall pay to CTO Member the Management Fee on a monthly basis, provided that, if at the time any such Management Fee payment is due, the Company does not have sufficient cash on hand to make such Management Fee payment following the payment of all then-current Company expenses owed to third parties, such Management Fee payment shall be deferred until such time as the Company’s cash on hand from Company operations is sufficient to enable the Company to make such payment.

Section 4.2.     Officers and Authorized Persons.

(a)        The Manager may designate one or more individuals as officers or agents of the Company, who may but need not have titles, and shall exercise and perform such powers and duties as shall be assigned and delegated to them from time to time by the Manager.  Any such officer or agent (an “Authorized Person”) may be removed by the decision of the Manager at any time, with or without cause.  Each Authorized Person shall hold office until his or her successor is elected and qualified, unless earlier removed in accordance with this Section 4.2.  Any number of offices may be held by the same individual.

(b)        The Authorized Persons, to the extent of their powers set forth in this Agreement or otherwise vested in them by action of the Manager not inconsistent with this Agreement, are agents of the Company for the purpose of the Company’s business, and the actions of the Authorized Persons taken in accordance with such powers shall bind the Company; provided, however, the Authorized Persons shall not take any action which requires approval of any of the Members under Section 4.1(b) or otherwise without first obtaining such approval.

Section 4.3.     Operating Budget.

(a)        The initial Operating Budget (which shall include the Release Schedule, as hereafter defined) for the period commencing as of the Effective Date through the end of Fiscal Year 2020 is approved by the Members and attached hereto as Schedule 4.3.  Not less than sixty (60) days prior to the beginning of each Fiscal Year beginning with Fiscal Year 2021, the Manager shall prepare for the Company a proposed Operating Budget (which shall include the Release Schedule), which Operating Budget shall require approval as a Unanimous Action.  If any Operating Budget is not approved as a Unanimous Action or not proposed by the Manager as required above, then the Company shall continue to be operated pursuant to the Operating Budget, including the previous Release Schedule, for the prior Fiscal Year until the

Operating Budget for the current Fiscal Year is approved by Unanimous Action; provided,  however, that (i) recurring operating expenses and the Release Schedule Prices shall be increased by three percent (3%) and (ii) expenses for real estate taxes, utilities, insurance premiums and the management fee for the third party land manager shall be increased to reflect actual costs (such Operating Budget, a “Holdover Budget”).

(b)        Each Operating Budget shall contain a land price release schedule setting forth prices at which the Members agree that the Property, or portions thereof, may be sold (the “Release Schedule”).

Section 4.4.     Company Expenses.

(a)        Each of the Members shall be responsible for its own formation and organizational expenses with respect to the entities constituting its Member entity(ies), and for all legal fees incurred by such Member in connection with the negotiation of this Agreement or the Purchase Agreement.

(b)        All Transfer Taxes, documentary stamp taxes on the deed conveying title to the Property from CTO Member to the Company (the “Deed”), any fees for recording the Deed and any corrective instruments, the cost of an extended coverage 2006 ALTA policy of title insurance on the Property, including, without limitation, the cost of any municipal lien searches required by the title company, the cost of all title insurance endorsements, survey expenses, any escrow fees and escrow agent closing costs and all other closing costs not set forth herein relating to the conveyance of title to the Property from CTO Member to the Company and the transactions contemplated in the Purchase Agreement, shall be expenses of the Company.

(c)        Operating expenses related to the maintenance, leasing and sale of the Property, including, but not limited to, operating costs, real estate taxes, fees and expenses of brokers, architects, engineers, third party attorneys, accountants and other service providers, insurance, maintenance costs and administrative expenses, shall be expenses of the Company. For clarity, operating expenses shall not include the general expenses of each Member, including but not limited to, administrative costs, salaries, benefits, principal office overhead, profit and direct costs, applicable taxes and insurance (including payroll related taxes and insurance) withholding, collection or payment of local, state or federal income taxes, FICA or taxes of any other nature on behalf of each member’s employees, agents, or consultants.

(d)        All expenses related to Phase I or Phase II environmental audits, surveys, assessments, market studies, or similar studies evaluating or pertaining to the condition, marketability or value of the Property, together with all expenses related to reports or diligence-related deliverables, arising under any purchase and sale agreement pertaining to the sale of the Property or a portion thereof to third parties, shall be expenses of the Company.

Section 4.5.     Exculpation and Indemnification.

(a)        Except as otherwise provided by the non-waivable provisions of the LLC Act, the debts, obligations and liabilities of the Company and each Company Subsidiary, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company or such Company Subsidiary, and no Covered Person shall be obligated personally for any such debt, obligation or liability of the Company or such Company Subsidiary solely by reason of being a Covered Person.

(b)        To the fullest extent permitted by applicable law, no Covered Person shall be liable to the Company, any Company Subsidiary, or any other Person who has an interest in the Company or any Company Subsidiary for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company or any Company Subsidiary and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement or any applicable limited liability company agreement (or similar governing document) of any Company Subsidiary; provided, that a Covered Person shall be liable for any such loss, damage or claim incurred by reason of acts or omissions by such Covered Person to the extent resulting or arising from or relating to such Covered Person’s bad faith conduct, willful misconduct, gross negligence, material breach of this Agreement, knowing violation of law or fraud, or to intentional actions of such Covered Person which resulted in such Covered Person receiving an improper personal benefit.

(c)        To the maximum extent permitted under the LLC Act, the Company shall indemnify, defend and hold harmless each Covered Person from and against any and all claims, demands, liabilities and expenses (including attorneys’ fees and any amounts expended in the settlement of any such claim, demand, liability or expense) which may be imposed on, incurred by, or asserted against any such Covered Person, in any manner relating to or arising out of any act or omission performed or omitted by such Covered Person on behalf of the Company or its Subsidiaries, except to the extent that any such claims, demands, liabilities or expenses arise as a result of such Covered Person’s bad faith conduct, willful misconduct, gross negligence, material breach of this Agreement, knowing violation of law or fraud, or as a result of intentional actions of such Covered Person which resulted in such Covered Person receiving an improper personal benefit, as the case may be.  The Company shall advance to the indemnified party referred to above the amount of such expenses and fees at the time they become due upon receipt by the Company of an undertaking by or on behalf of the Covered Person to repay such amount if it shall be determined that the Covered Person is not entitled to be indemnified as authorized by this Section 4.5.

(d)        To the full extent permitted by applicable law, if any portion of this Section 4.5 shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each Covered Person as to costs, charges and expenses (including reasonable attorneys’ fees), judgments and fines with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Company or any Company Subsidiary, in each case to the full extent permitted by applicable Law, except to the extent such costs, charges and expenses, judgments and fines arise as a result of such Covered Person’s bad faith conduct, willful misconduct, gross negligence, material breach of this Agreement, knowing violation of law or fraud, or as a result of intentional actions of such Covered Person which resulted in such Covered Person receiving an improper personal benefit.

(e)        The provisions of this Section 4.5 shall survive any termination of this Agreement and shall continue as to a Person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors, administrators, successors and assigns of such Covered Person.

(f)        The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 4.5 shall not be deemed exclusive of any other rights to which a Covered Person may be entitled at law or in equity, including common law rights to indemnification and/or contribution (if any).  Nothing in this Section 4.5 shall affect the rights or obligations of any Covered Person (or the limitations on those rights or obligations) under any other agreement or instrument to which such Covered Person is a party.

(g)        The Company hereby acknowledges that each Investor Member and Persons that are Covered Persons due to such Person’s relation to such Investor Member (such Investor Member and any such Person, each an “Investor Member Indemnitee”) may have certain rights to indemnification, advancement of expenses and/or insurance provided by such Investor Member and certain of its Affiliates (collectively, the “Investor Indemnitors”).  The Company hereby agrees (i) that the Company is an indemnitor of first resort (i.e., its obligations to Investor Member Indemnitees are primary and any obligation of the Investor Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by any Investor Member Indemnitee are secondary), (ii) that the Company and its Subsidiaries shall be required to advance the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement to the extent legally permitted and as required by the terms of this Agreement, without regard to any rights any Investor Member Indemnitee may have against the Investor Indemnitors and (iii) that the Company (on behalf of itself and its Subsidiaries) irrevocably waives, relinquishes and releases the Investor Indemnitors from any and all claims against the Investor Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof.  The Company further agrees that no advancement or payment by the Investor Indemnitors on behalf of any Investor Member Indemnitee with respect to any claim for which such Investor Member Indemnitee has sought or may seek indemnification from the Company or any of its Subsidiaries shall affect the foregoing, and the Investor Indemnitors shall have the right of contributions and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of any such Investor Member Indemnitee against the Company of any of its Subsidiaries.

(h)        The Company hereby acknowledges that CTO Member and Persons that are Covered Persons due to such Person’s relation to CTO Member (CTO Member and any such Person, each an “CTO Member Indemnitee”) may have certain rights to indemnification, advancement of expenses and/or insurance provided by CTO Member and certain of its Affiliates (collectively, the “CTO Indemnitors”).  The Company hereby agrees (i) that the Company is an indemnitor of first resort (i.e., its obligations to CTO Member Indemnitees are primary and any obligation of the CTO Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by any CTO Member Indemnitee are secondary), (ii) that the Company and its Subsidiaries shall be required to advance the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement to the extent legally permitted and as required by the terms of this Agreement, without regard to any rights any CTO Member Indemnitee may have against the CTO Indemnitors and (iii) that the Company (on behalf of itself and its Subsidiaries) irrevocably waives, relinquishes and releases the CTO Indemnitors from any and all claims against the CTO Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof.  The Company further agrees that no advancement or payment by the CTO

Indemnitors on behalf of any CTO Member Indemnitee with respect to any claim for which such CTO Member Indemnitee has sought or may seek indemnification from the Company or any of its Subsidiaries shall affect the foregoing, and the CTO Indemnitors shall have the right of contributions and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of any such CTO Member Indemnitee against the Company of any of its Subsidiaries.

(i)         Notwithstanding the foregoing provisions of this Section 4.5, CTO Member agrees that it shall indemnify, defend and hold harmless each of the Company, any Company Manager (other than CTO Member), and the Investor Members (the “Section 4.5(i) Indemnitees”) from and against any and all claims, demands, liabilities and expenses (including attorneys’ fees and any amounts expended in the settlement of any such claim, demand, liability or expense) which may be imposed on, incurred by, or asserted against any of the Section 4.5(i) Indemnitees, in any manner relating to or arising out of any agreement between and among CTO Member or any Affiliate thereof on the one hand and Tiger Bay Mitigation LLC on the other, which agreement pertains to that certain wetland mitigation bank known as the “Tiger Bay Mitigation Bank” (each a “TBMB Indemnifiable Claim”) to the extent such TBMB Indemnifiable Claim further relates to or arises from (a) any action taken by the Company while CTO Member was acting as Manager of the Company, or (b) any action taken by the Company or any Company Manager following the resignation or removal of CTO Member as Manager in accordance with Section 4.1(e) hereof, provided that the actions of the Company or the Company Manager relative to the TBMB Indemnifiable Claim were in compliance with the requirements of Section 4.1(e).

ARTICLE V

Capital Contributions

Section 5.1.     Initial Capital Contributions.  Within three (3) days of the Effective Date, the Investor Members shall make Capital Contributions in the aggregate amount of seven hundred fifty thousand dollars ($750,000), with each such Investor Member contributing or being deemed to have contributed the amount set forth opposite its name in the column entitled “Initial Capital Contribution” on Schedule 3.1 hereto.  CTO Member shall not be obligated to make an Initial Capital Contribution, but shall in lieu thereof pay on behalf of the Company at or before closing those expenses set forth in Section 4.4(b) hereof.

Section 5.2.     Additional Capital Contributions.

(a)        In the event it is reasonably determined by the Manager at any time that funds are required to pay for any fees, costs or expenses of the Company in accordance with the Operating Budget, but in excess of what is covered by the Company’s cash on hand, then the Manager shall have the right to request that the Members make Capital Contributions of cash to the Company (“Additional Capital Contributions”), pro rata in accordance with their respective Contribution Percentages.  If a Member elects not to make a Capital Contribution, the provisions of Section 5.2(c) shall apply.

(b)        Except for the Capital Contributions expressly provided to be made by the Members on the Effective Date, no Member shall be required to make any other Capital

Contributions, it being understood that all other Capital Contributions shall be made by the Members in their sole discretion.

(c)        If any Member elects not to make a Capital Contribution called pursuant to this Section 5.2 or otherwise does not timely make a Capital Contribution called pursuant to this Section 5.2 (such Member is hereinafter referred to as a “Non-Contributing Member” and the amount the Non-Contributing Member elected not to or did not fund is referred to as an “Unfunded Amount”), then any other Member (a “Contributing Member”) may fund all or any part of the Unfunded Amount as an Excess Capital Contribution,  which shall accrue Excess Capital Preferred Return in accordance with the terms hereof, on a quarterly compounded basis.  An “Excess Capital Contribution” of a Contributing Member shall be deemed to be equal to the portion of the Unfunded Amount contributed by the Contributing Member pursuant to this Section 5.2.

Section 5.3.     Withdrawal or Reduction of Capital Contributions.  Except as otherwise expressly provided in this Agreement, no Member shall be entitled to demand or receive the return of its Capital Contribution.

Section 5.4.     Capital Accounts.  A Capital Account shall be maintained for each Member.  Said Capital Account shall be kept in accordance with the provisions of Regulations Section 1.704-1(b)(2)(iv).  Without limiting the foregoing, each Member’s Capital Account shall be (a) increased by the net agreed value of each Capital Contribution made by such Member, allocations to such Member of the Net Profits and any other allocations to such Member of income pursuant to Section 6.2, and (b) decreased by the net agreed value of each Distribution made to such Member by the Company, allocations to such Member of Net Losses and other allocations to such Member pursuant to Section 6.2.  The Manager may restate Capital Accounts upon any event for which such restatement is permitted pursuant to the Regulations promulgated under Code Section 704(b).

Section 5.5.     Transfers.  Upon a permitted sale or other Permitted Transfer of an Interest, the Capital Account of the Member transferring its Interest shall become the Capital Account of the Person to whom such Interest is sold or transferred in accordance with Regulations Section 1.704‑1(b)(2)(iv).

Section 5.6.     Deficit Capital Account.  No Member shall have any liability to restore all or any portion of a deficit balance in a Capital Account, except as otherwise provided in this Agreement.

Section 5.7.    Modifications.  The manner in which Capital Accounts are to be maintained pursuant to this Agreement is intended to comply with the requirements of Code Section 704(b).  If the Manager determines in writing that the manner in which Capital Accounts are to be maintained pursuant to this Agreement should be modified to comply with Code Section 704(b), then the method in which Capital Accounts are maintained shall be so modified; provided, however, that any change in the manner of maintaining Capital Accounts shall not materially alter the economic agreement between or among the Members.

ARTICLE VI

Allocations; Distributions

Section 6.1.     Allocations of Net Profits and Net Losses.  After taking account of the special allocations of Section 6.2, Net Profits and Net Losses for each fiscal year or part thereof shall be allocated to the Members in such manner that if the Company were to liquidate completely immediately after the end of such period and in connection with such liquidation sell all of its assets for cash for their then fair market value and satisfy all liabilities according to their terms:  (a) the distribution by the Company of any remaining cash to the Members in accordance with their respective positive Capital Account balances would correspond as closely as possible to the distributions that would result if the liquidating distributions had instead been made in accordance with the provisions of Section 6.4 (“Target Amount”), and (b) any resulting deficit Capital Account balances (after crediting or debiting Capital Accounts for Net Profits or Net Losses for such period) would correspond as closely as possible to the manner in which economic responsibility for Company deficit balances (as determined in accordance with the principles of Regulations under Code Section 704) would be borne by the Members under the terms of this Agreement and any collateral agreements.  For purposes of applying this Section 6.1, a Member’s Capital Account shall be increased by such Member’s share of Company minimum gain (within the meaning of Regulations Section 1.704-2(d)) and Member minimum gain (as determined in accordance with Regulations Section 1.704-2(i)(3)).  If the allocation otherwise provided in this Section 6.1 would not cause the Capital Account balances to equal the Target Amount, the Company shall allocate items of income and gain or deduction and loss comprising Net Profits or Net Losses for the taxable year to make (as nearly as possible) the positive Capital Account balances of the Members equal their respective Target Amount.

Section 6.2.     Required Special Allocations.  Notwithstanding anything to the contrary contained in Section 6.1, the following special allocations of this Section 6.2 shall in all events apply in determining the allocation of Net Profits and Net Losses among the Members and shall be made prior to any allocations required under Section 6.1.

(i)         Nonrecourse Deductions.  Nonrecourse Deductions shall be allocated to the Members in proportion to their Contribution Percentages.

(ii)       Member Nonrecourse Deductions.  Any Member Nonrecourse Deductions for any taxable year shall be allocated to the Member(s) bearing the economic risk of loss with respect to the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable in accordance with Regulations Section 1.704-2(i)(1).

(iii)      Company Minimum Gain.  Notwithstanding any other provisions of this Agreement, in the event there is a net decrease in Company Minimum Gain during a taxable year, the Members shall be allocated items of income and gain in accordance with Regulations Section 1.704-2(f).  This Section 6.2(iii) is intended to comply with the minimum gain charge back requirement of Regulations Section 1.704-2(f) and shall be interpreted and applied in a manner consistent therewith.

(iv)       Member Minimum Gain.  Notwithstanding any provision of this Agreement to the contrary except Section 6.2(iii) and subject to the exceptions set forth in Section 1.704-2(i)(4) of the Regulations, if there is a net decrease in Member Nonrecourse Debt Minimum Gain during any Company fiscal year, each Member who has a share of the Member Nonrecourse Debt Minimum Gain, determined in accordance with Section 1.704-2(i)(3) of the Regulations, shall be specially allocated items of Company income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Member’s share of the net decrease in Member Nonrecourse Debt Minimum Gain, determined in accordance with Section 1.704-2(i)(5) of the Regulations.  Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto.  The items to be so allocated shall be determined in accordance with Section 1.704-2(i)(4) of the Regulations.  This Section 6.2(iv) is intended to comply with the minimum gain chargeback requirement in such section of the Regulations and shall be interpreted consistently therewith.  Solely for purposes of this Section 6.2(vi), each Member’s Adjusted Capital Account Balance shall be determined prior to any other allocations pursuant to this Article VI of this Agreement with respect to such taxable year, other than allocations pursuant to Section 6.2(iii) hereof.

(v)        Qualified Income Offset.  Any Member who unexpectedly receives an adjustment, allocation or distribution described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6) that causes a deficit balance in its Capital Account (in excess of any amounts which such Member is obligated to restore to the Company, or any deemed deficit restoration obligation pursuant to Regulations  Sections 1.704-2(g)(1) and (i)(5)), shall be allocated items of income and gain in an amount and a manner sufficient to eliminate, to the extent required by the Regulations, such deficit balance as quickly as possible.  This Section 6.2(v) is intended to comply with the alternate test for economic effect set forth in Regulations Section 1.704 1(b)(2)(ii)(d) and shall be interpreted and applied in a manner consistent therewith.

(vi)       Gross Income Allocation.  If any Member has a deficit balance in its Adjusted Capital Account at the end of any Company taxable year, each such Member shall be specially allocated items of Company income and gain in the amount of such deficit as quickly as possible, provided that an allocation pursuant to this Section 6.2(vi) shall be made only if and to the extent that such Member would have a deficit balance in its Adjusted Capital Account after all other allocations provided for in this Article VI have been made, as if this Section 6.2(vi) and Section 6.2(v) hereof were not in this Agreement.

(vii)     Code Section 754 Adjustments.  To the extent an adjustment to the adjusted basis of any Company Property pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to the Regulations to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (of the adjustment decreases such basis), and such gain or loss shall be specially allocated to the Members in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such section of the Regulations.

Section 6.3.     Distributions.  The Manager shall cause the Company to make distributions of all Available Cash (subject to the restrictions set forth in this Agreement on distributions of funds contained in the CTO Shortfall/Hurdle Escrow Account) to the Members from time to time but no less often than quarterly, which amounts shall be distributed in accordance with Section 6.4.  At such times as the Manager causes the Company to make Distributions, it shall provide the Members with a statement setting forth in reasonable detail the manner in which the Distributions were calculated and determined.  Notwithstanding any provisions to the contrary in this Agreement, the Company shall not make a Distribution if such Distribution would violate the LLC Act or any provision of applicable law.

Section 6.4.     Priority of Distributions.

(a)        Subject to Section 4.1(b)(vi) and Section 8.3, any Distributions shall be applied and Distributed to each of the Members as follows (all Distributions to the Investor Members below shall be made pro-rata on the basis of their respective Contribution Percentages as a percentage of the Contribution Percentages of all Investor Members):

(i)         First, to the Members pro rata based on their respective Excess Capital Contributions, in an amount equal to the Excess Capital Preferred Return on the Members’ Excess Capital Contributions;

(ii)       Second, to the Members pro rata based on their respective Excess Capital Contributions, until the Members have received the return of their Excess Capital Contributions;

(iii)      Third, to the Investor Members, in an amount equal to the Preferred Return on (A) the Investor Members’ aggregate ninety-seven million seven hundred fifty thousand dollar ($97,750,000.00) Initial Capital Contribution, and (B) the aggregate Additional Capital Contributions (not including Excess Capital Contributions) made by the Investor Members;

(iv)       Fourth, to the Investor Members, until the Investor Members have received the return of (A) the Investor Members’ aggregate ninety-seven million seven hundred fifty thousand dollar ($97,750,000.00) Initial Capital Contribution, and (B) the aggregate Additional Capital Contributions (not including Excess Capital Contributions) made by the Investor Members;

(v)        Fifth, to CTO Member, until CTO Member has received the return of the aggregate Additional Capital Contributions (not including Excess Capital Contributions) made by CTO Member, including, but not limited to, CTO Extra Cost Contributions, CTO Hurdle Contributions , CTO Shortfall Contributions and CTO Title Cure Contributions;

(vi)       Sixth, ninety percent (90.0%) to CTO Member and ten percent (10.0%) to the Investor Members, until the Investor Members have received an IRR of twenty-five percent (25.0%) on (A) the Investor Members’ aggregate ninety-seven million seven hundred fifty thousand dollar ($97,750,000.00) Initial Capital Contribution, and (B) the aggregate Additional Capital Contributions (including Excess Capital Contributions) made by the Investor Members; and

(vii)     Thereafter, (A) with respect to Distributions made prior to the third anniversary of the Effective Date, ninety percent (90.0%) to CTO Member and ten percent (10.0%) to the Investor Members, and (B) with respect to Distributions made on or after the third anniversary of the Effective Date, ninety-five percent (95.0%) to CTO Member and five percent (5.0%) to the Investor Members.

Section 6.5.     Interest on and Return of Capital Contributions.  No Member shall be entitled to interest on its Capital Contribution or to a return of his Capital Contribution, except as specifically set forth in this Agreement.

Section 6.6.     Withholding.  Notwithstanding any other provision contained in this Agreement, in the event that the Company is required to withhold and remit any taxes to the Internal Revenue Service or any other taxing authority with respect to any Member (the “Withheld Member”), then each such Withheld Member shall be required to make additional capital contributions at such times and in such amounts as determined by the Manager sufficient to fund, or reimburse the Company for, such obligations of the Company.  Such capital contributions shall not be deemed Capital Contributions for purposes of this Agreement (but shall increase the Capital Account balance of such Member), and shall not change the Distributions that would otherwise be made to such Withheld Member.  The amount of any such taxes remitted by the Company with respect to a Withheld Member for any year shall be a reduction of such Member’s Capital Account balance as if such amount were distributed to such Member but, provided that such Member has made the contribution required by the previous sentence, shall not reduce the actual cash Distribution to be made to such Member pursuant to this Agreement.  Notwithstanding the previous sentence, the Manager may offset any Distribution to be made to a Member against any contribution required to be made by such Member and thereby reduce the contribution required to be made by such Member.  To the extent that the Company pays any tax, interest or penalty, with respect to any audit adjustment relating to income taxes, such payment shall be treated in the same manner as a withholding of tax pursuant to this Section 6.6 with respect to the Member which would otherwise have had to make such payment if the Code had not been amended to provide for such payment by the Company (ignoring any tax status of such Member that would have reduced or eliminated all or part of such payment unless the Company succeeded in reducing or eliminating such portion of such payment by reason thereof).  Each Member shall cooperate with the Company to provide such documentation as may be necessary or advisable to reduce the amount of tax, interest or penalty payable by the Company.

ARTICLE VII

Taxes; Books and Records; Information

Section 7.1.     Taxes.

(a)        The Manager shall cause to be prepared and filed all necessary federal, state and local income tax returns for the Company.  Each Member shall furnish to the Manager all pertinent information in its possession relating to Company operations that is necessary to enable the Company’s income tax returns to be prepared and filed. The Manager shall submit a draft of each Company’s income tax returns to the Investor Members for the Investor

Members’ review and approval (not to be unreasonably withheld) at least thirty (30) days prior to the due date of each such tax return.

(b)        The Manager shall, at the Company’s expense, furnish to the Members draft Form 1065 tax returns and draft form K-1 slips to the Member no later than March 15th of each year for the previous taxation period ending December 31st of the prior calendar year-end. The Members shall confirm their approval of these draft tax forms no later than five business days following receipt of such draft tax forms.

(c)        The Manager shall, at the Company’s expense, furnish to the Members final approved Form K-1 slips no later than May 15th and associated final Form 1065 tax returns no later than August 15th of each year for the previous taxation period ending December 31st of the prior calendar year-end.

(d)        Each Member, at its expense, may at all reasonable times during usual business hours, audit the accounts, books and records of the Company and any Company Subsidiary.  Such right may be exercised by any Member, or by its designated agents or employees.

Section 7.2.     Tax Elections.  The Company tax returns shall include such elections, and shall otherwise be completed, as the Manager shall determine, subject to the Investor Members consenting in advance to such election in the same manner as provided in Section 7.1.  Neither the Company nor any Member may make an election for the Company to be taxed as a corporation under the Code or any similar provisions of applicable state law, and no provisions of this Agreement shall be interpreted to authorize any such election.

Section 7.3.     Partnership Representative.  The Manager shall be the “partnership representative” within the meaning of Code Section 6223 (and any corresponding provisions of state and local law), and the Manager is hereby authorized and required to represent the Company (at the expense of the Company) in connection with all examinations of the affairs of the Company by tax authorities.  Each Member hereby approves of such designation and agrees to execute, certify, acknowledge, deliver, swear to, file, and record at the appropriate public offices such documents as may be deemed necessary or appropriate to evidence such approval, including statements required to be filed with the tax returns of the Company in order to effect the election and designation of the foregoing representative. The partnership representative shall notify the Investor Members within fifteen (15) days of the commencement of any audit.  The Investor Members shall have the right to participate in any tax audit or proceeding. The partnership representative, as applicable, shall provide the Investor Members with copies of all substantive correspondence with tax authorities promptly following receipt thereof, and prompt notice of and the opportunity to participate in all substantive meetings and telephone calls with taxing authorities, pertaining to the Company. Notwithstanding anything contained herein to the contrary, partnership representative shall not settle or compromise any tax dispute without the prior written consent of the Investor Members (such consent not to be unreasonably withheld).

Section 7.4.     General Accounting Matters.  On behalf of the Company, the Manager shall keep or cause to be kept books and records pertaining to the Company’s and each Company Subsidiary’s business showing all of its assets and liabilities, receipts and disbursements and all transactions entered into by the Company or such Subsidiary.  Such books and records, and all supporting data, of the Company and each Company Subsidiary shall be kept at the office of the Company and the Members and their representatives shall at all reasonable times have free access thereto for the purpose of inspecting or copying the same.  The Company’s and each Company Subsidiary’s books of account shall be kept on an accrual basis or as otherwise determined by the Manager and otherwise in accordance with generally accepted accounting principles.  For income tax purposes, the Company’s and each Company Subsidiary shall maintain separate books of account that shall be kept in accordance with applicable tax accounting principles.  The Manager may engage an outside auditor to perform an audit of the Company and any Company Subsidiary at the Company’s expense.

Section 7.5.     Information.

(a)        A Member may inspect during ordinary business hours and at the principal place of business of the Company the Articles of Organization, this Agreement, any tax returns of the Company or any Company Subsidiary, and all other business records in the possession of the Company or any Company Subsidiary; provided that such inspection does not unreasonably interfere with the day-to-day operations of the Company or such Company Subsidiary and is for a purpose reasonably related to the Member’s Interest.

(b)        The Manager:

(i)         shall provide each Member with monthly written updates with regard to the Company and each Company Subsidiary, including a balance sheet, statement of operations, report of cash flows (collectively the “Financial Statements”), and an updated report of land parcels under contract and related information associated with expected timing to close said contracts (the “Land Pipeline Report”), as well as, an update on estimated values of the land parcels in inventory (the “Land Value Report”), and other reports reasonably requested by any Member, no later than twenty-five (25) days after the last day of each month;

(ii)       shall provide each Member with quarterly Financial Statements of the Company (and each Company Subsidiary), no later than thirty (30) days after the last day of each fiscal quarter (with such Financial Statements having been prepared in accordance with GAAP);

(iii)      shall provide each Member with year-end Financial Statements of the Company (and each Company Subsidiary) no later than sixty (60) days after the last day of each Fiscal Year (including a balance sheet and income statements for the year-to-date, each prepared in accordance with GAAP);

(iv)       shall provide each Member with copies of any material correspondence, notice, claim or inquiry relating to the Property’s valuation or to any taxation, litigation, encumbrance, zoning, environmental condition or other material factor affecting the Property within ten (10) Business Days following the Company’s or any Company Subsidiary’s receipt thereof;

(v)        shall use commercially reasonable efforts to transmit to each Member as soon as practicable following each Fiscal Year, but in any event by May 15th with regard to each final approved Schedule K-1 and by August 15th with regard to each Form 1065 (i) a computation of the distributions to such Member and the allocation to such Member of the profits or losses, as the case may be, during such prior Fiscal Year and (ii) a Schedule K-1, each as shall be necessary for the preparation by such Member of a federal, state and local income tax return for the prior Fiscal Year, together with a true and complete copy of each federal, state and local tax return of the Company;

(vi)       shall maintain the Company Subsidiary Financial Records and provide copies of reports required under Schedule 7.5 to this Agreement, at the time and in the manner described therein; and

(vii)     shall provide each Member with any other information such Member shall from time to time reasonably request.

Section 7.6.     Bank Accounts.  All receipts, funds and income of the Company shall be deposited in the name of the Company in such banks or other financial institutions as are determined by the Manager.  Withdrawals from said banks or other financial institutions shall be made on signatures of such person or persons as shall be authorized by the Manager.

Section 7.7.      Accounting Period.  The accounting period of the Company shall be the Fiscal Year.

ARTICLE VIII

Dissolution

Section 8.1.     Dissolution.  The Company shall be dissolved and subsequently terminated upon the occurrence of the first of the following events:

(a)        unanimous written agreement of the Members to dissolve and subsequently terminate the Company;

(b)        the entry of a decree of judicial dissolution under the LLC Act; and

(c)        if all or substantially all of the Company Assets are sold or otherwise disposed of and the proceeds thereof distributed.

Section 8.2.     Winding-up.  When the Company is dissolved, the business and property of the Company shall be wound up and liquidated by the Liquidator.   The Liquidator shall use its commercially reasonable efforts to reduce to cash and cash equivalent items such Company Assets as the Liquidator shall deem it advisable to sell, subject to obtaining fair value for such assets and any tax or other legal considerations.  In performing its duties as Liquidator, the Liquidator shall not take any action which, if taken by the Manager prior to dissolution of the Company, would require consent or approval of one or more of the Member under this Agreement unless the Liquidator has first received such consent or approval from such Member or Members.

Section 8.3.     Final Distribution.  Upon winding up of the Company, the assets of the Company shall be distributed in the following manner and order:

(a)        to the payment of the expenses of the winding-up, liquidation and dissolution of the Company;

(b)        to pay all creditors of the Company, other than Members, either by the payment thereof or the making of reasonable provision therefor;

(c)        to the setting up of any reserves which the Liquidator may deem reasonably necessary for any contingent or unforeseen liabilities or obligations of the Company as provided in the LLC Act and, subject to the applicable Section of the LLC Act, at the expiration of such period as the Liquidator may deem advisable, for distribution in the manner hereinafter provided; and

(d)        to pay, in accordance with the provisions of this Agreement applicable to such loans or in accordance with the terms agreed among them and otherwise on a pro rata basis, all creditors of the Company that are Members, either by the payment thereof or the making of reasonable provision therefor.

The remaining assets of the Company shall be applied and distributed to the Members in accordance with Section 6.4.

Section 8.4.     Termination.  The Company shall terminate when all of the assets of the Company have been distributed in the manner provided for in this Article VIII, and the existence of the Company shall have been terminated in the manner required by the LLC Act.  The Liquidator (or Members if necessary) shall take all other actions as may be necessary to terminate the Company.

Section 8.5.     Claims of the Members.  Current Members and former Members shall look solely to the Company’s assets for the return of their Capital Contributions, and if the assets of the Company remaining after payment of or due provision for all debts, liabilities and obligations of the Company are insufficient to return such Capital Contributions, the Members and former Members shall have no recourse against the Company or any other Member or former Member.

Section 8.6.     Distribution in Kind.

(a)        Notwithstanding the provisions of this Article VIII which require the liquidation of the assets of the Company, but subject to the order of priorities provided thereunder, if on dissolution of the Company the Liquidator determines that an immediate sale of part or all of the assets of the Company would be impractical or would cause undue loss to the Members, the Liquidator may defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Company (other than those to Members).

(b)        Any distributions in kind shall be subject to such conditions relating to the disposition and management of such assets as the Liquidator deems reasonable and equitable and to any agreements governing the operating of such assets at such time.  The Liquidator shall use the Appraised Value as the fair market value of any property distributed in kind.

ARTICLE IX

Transfer of Members’ Interests

Section 9.1.     Restrictions on Transfer of Company Interests.

(a)        No Member may, directly or indirectly, assign, sell, exchange, transfer, pledge, hypothecate or otherwise dispose of all or any part of its Interest, including any non-economic right provided to a Member, or any direct or indirect interest (whether legal or beneficial) in such Member (any assignment, sale, exchange, transfer, pledge, hypothecation or other disposition of an Interest being herein collectively called a “Transfer”) to any person, except as provided herein or with the consent of all of the Members.  Notwithstanding the foregoing, no Member’s consent shall be required with respect to any Permitted Transfer or Permitted Encumbrance.  In the event of a partial Transfer of an Interest, except as otherwise agreed by all of the Members, such Transferee (as defined below) shall, for the purposes of this Article IX, be treated, together with the Member who transferred such Interest (“Transferor”) to the Transferee, as a single entity, with such Transferor having the authority to make elections and give notices hereunder on behalf of such Transferor and the Transferee.  Any such partial Transferee will be bound by the elections made by such transferor Member.

(b)        Upon any direct Transfer of a Member’s Interest by a Member in compliance with this Article IX, the Person to whom the Member’s Interest was Transferred (the “Transferee”) shall be admitted as a Member upon the Transferee’s written acceptance and adoption of all of the terms and provisions of this Agreement and delivery to the Manager by the Transferor and its Transferee of any other documents and instruments, including any legal opinions, reasonably requested by the Manager.  For purposes hereof, the term “Investor Member” shall be deemed to include any Transferee of an Investor Member and the term “CTO Member” shall be deemed to include any Transferee of CTO Member.

(c)        From and after the third (3rd) anniversary of the Effective Date, each Investor Member shall have the right to Transfer all, but not less than all, of its Interest to a third party, provided that, prior to any such Transfer, such Investor Member shall first be required to provide written notice to CTO Member of its election thereof which includes the name of the proposed transferee, the purchase price and other relevant terms of sale (“Transfer Notice”), whereupon CTO Member shall have (i) the right to approve or disapprove such third party transferee in its sole discretion, to the extent such third party transferee is identified on Exhibit D hereto, and (ii) a right of first refusal, exercisable by written notice to such Investor Member within thirty (30) days of receipt of the applicable Transfer Notice, to elect to purchase all (and not less than all) of the offered Interest at the purchase price and on the terms of sale set forth in such Transfer Notice. If CTO Member declines to exercise the foregoing right of first refusal, or fails to disapprove the third party transferee (if applicable) or respond to the Transfer Notice within thirty (30) days of receipt thereof, such Investor Member shall thereafter have the right to Transfer such offered Interest to the proposed transferee, at the purchase price and upon the terms of sale set forth in the Transfer Notice.   If such Transfer is not completed within a period of One Hundred Fifty (150) days following the expiration of thirty (30) day notice period, such Investor Member’s sale right shall lapse and such Investor Member shall thereafter be required to again provide notice of any proposed sale (to such originally proposed transferee or otherwise) in the manner provided above.

(d)        Notwithstanding the foregoing, no Transfer or substitution shall be recognized if the Manager reasonably believes that such Transfer or substitution would pose a material risk that the Company will be treated as a “publicly traded partnership” within the meaning of Code Section 7704 and the Regulations promulgated thereunder.

Section 9.2.     Other Transfer Provisions.

(a)        Any purported Transfer by a Member of all or any part of its Interest in violation of this Article IX shall be null and void and of no force or effect.

(b)        Except as provided in this Article IX, no Member shall have the right to withdraw from the Company prior to its termination and no additional Member may be admitted to the Company unless approved by all of the Members.  In the event that a Member purports to resign as a Member, such Member shall not be entitled to receive any Distributions or fees and shall not otherwise be entitled to receive value for or in respect of its Interest except as otherwise expressly provided herein.  Notwithstanding any provision of this Agreement to the contrary, a Member may not Transfer all or any part of its Interest if such Transfer would jeopardize the status of the Company as a partnership for federal income tax purposes, or would violate, or would cause the Company to violate, any applicable law or regulation, including any applicable federal or state securities laws or any document or instrument evidencing indebtedness of the Company secured by the Company Assets.

(c)        Concurrently with the admission of any substitute or additional Member, the Members shall forthwith cause any necessary papers to be filed and recorded and notice to be given wherever and to the extent required showing the substitution of a Transferee as a substitute Member in place of the Member Transferring its Interest, or the admission of an additional Member, all at the expense, including payment of any professional and filing fees incurred, of such substituted or additional Member.  The admission of any person as a substitute or additional Member shall be conditioned upon such person or entity’s written acceptance and adoption of all the terms and provisions of this Agreement.

(d)        If any Interest of a Member is Transferred during any accounting period in compliance with the provisions of this Article IX, each item of income, gain, loss, expense, deduction and credit and all other items attributable to such Interest for such period shall be divided and allocated between the transferor and the transferee by taking into account their varying Interests during such period in accordance with Code Section 706(d), using any conventions permitted by law and selected by the Manager.  All Distributions on or before the date of such Transfer shall be made to the transferor, and all Distributions thereafter shall be made to the transferee.  Solely for purposes of making such allocations and Distributions, the Company shall recognize a Transfer on the date that the Manager receives notice of the Transfer which complies with this Article IX from the Member Transferring its Interest.

Section 9.3.     Issuance of New Interests.  The Company shall not admit any additional Members in connection with the issuance of a new Interest except with the consent of all of the Members.

ARTICLE X

Distribution Hurdles

Section 10.1.   Minimum Distribution Hurdles.  The Members anticipate that the sale and leasing of the Property in connection with the Company’s operations will yield Aggregate Investor Distributions in the following cumulative minimum amounts: (a) twenty-five million dollars ($25,000,000.00) on or before the first anniversary of the Effective Date, (b) fifty million dollars ($50,000,000.00) on or before the second anniversary of the Effective Date, (c) sixty million dollars ($60,000,000.00) on or before the third anniversary of the Effective Date, (d) eighty million dollars ($80,000,000.00) on or before the fourth anniversary of the Effective Date, (e) ninety million dollars ($90,000,000.00) on or before the fifth anniversary of the Effective Date, and (f) ninety-seven million dollars ($97,000,000.00) on or before the sixth anniversary of the Effective Date (the “Minimum Distribution Hurdles”). For purposes of the foregoing Minimum Distribution Hurdles, distributions of the proceeds of any sale transaction that closes on or before the applicable anniversary of the Effective Date (each an “Anniversary Date”) that are made within five (5) Business Days after such Anniversary Date shall be credited toward the Aggregate Investor Distributions made on or before such Anniversary Date.  The Investor Members’ sole remedies for any failure to meet the Minimum Distribution Hurdles that is not cured by CTO Member pursuant to Section 10.2 hereof, shall be (x) the adjustment of the Preferred Return as set forth in the definition of “Preferred Return,” and (y) the remedies described in Section 4.1(f) hereof.

Section 10.2.   CTO Member Cure Right.  CTO Member shall have the right to cure any failure to meet the Minimum Distribution Hurdles by making a Capital Contribution to the Company in an amount equal to the difference between the applicable Minimum Distribution Hurdle and the actual Aggregate Investor Distributions as of such date, within five (5) Business Days following the anniversary of the Effective Date of the then current year (each a “CTO Hurdle Contribution” and, collectively, the “CTO Hurdle Contributions”).   By way of example, a CTO Hurdle Contribution made for the purpose of meeting the Aggregate Investor Distribution Hurdle for the first anniversary of the Effective Date must be made within five (5) Business Days of such first anniversary of the Effective Date in order for such cure to be effective.  To the extent a Minimum Distribution Hurdle is not achieved (and not timely cured) for any particular year, the Preferred Return rate shall be recalculated as provided in the definition of Preferred Return; provided, however, that if the cumulative Minimum Distribution Hurdle is thereafter achieved in a subsequent year, the Preferred Return rate shall then be recalculated downward to its original rate effective as of the first day of the year in which such cumulative Minimum Distribution Hurdle was achieved, as illustrated by the following example:

Year One:       Minimum Distribution Hurdle is not achieved and not timely cured --- Preferred Return rate is recalculated to 15.5% effective as of the first day of year one.

Year Two:       Cumulative Minimum Distribution Hurdle is achieved --- Preferred Return rate remains at 15.5% with respect to all of year one, and is recalculated to 12.875% commencing with the first day of year two.

Any CTO Hurdle Contributions made by CTO Member shall be deposited into the CTO Shortfall/Hurdle Escrow Account, shall be treated for purposes of Article VI hereof as if they were distributed to the Members in the proportions set forth in Article VI hereof on the date of such deposit (the “Hurdle Deposit Date Proportions”) (provided, however, that the maximum aggregate combined CTO Shortfall Contributions, CTO Hurdle Contributions and CTO Title Cure Contributions which may be treated for purposes of Article VI hereof as if they were distributed to the Members prior to the actual distribution thereof shall be limited to $2,000,000), and shall actually be distributed to the Members in the Hurdle Deposit Date Proportions as part of the first distribution occurring following the second anniversary of the Effective Date.

ARTICLE XI

Miscellaneous

Section 11.1.   Equitable Relief.  The Members hereby confirm that damages at law may be an inadequate remedy for a breach or threatened breach of this Agreement and agree that in the event of a breach or threatened breach of any provision hereof, the respective rights and obligations hereunder shall be enforceable by specific performance, injunction or other equitable remedy, provided that nothing herein contained is intended to, nor shall it, limit or affect any right or rights at law or by statute or otherwise of a Member aggrieved as against the other for a breach or threatened breach of any provision hereof, it being the intention by this Section 11.1 to make clear the agreement of the Members that the respective rights and obligations of the Members hereunder shall be enforceable in equity as well as at law or otherwise and that the mention herein of any particular remedy shall not preclude a Member from any other remedy it might have, either in law or in equity.

Section 11.2.  Representations and Covenants by the Members.  Each Member represents, warrants, covenants, acknowledges and agrees, severally and not jointly, that:

(a)        It is a corporation, limited liability company, partnership, trust, limited partnership or other business entity, as applicable, duly organized or formed and validly existing and in good standing under the laws of the jurisdiction of its organization or formation; it has all requisite power and authority to enter into this Agreement, to acquire and hold its Interest and to perform its obligations hereunder; and the execution, delivery and performance of this Agreement has been duly authorized.

(b)        This Agreement and all agreements, instruments and documents herein provided to be executed or caused to be executed by it are duly authorized, executed and delivered by and are and will be binding and enforceable against it in accordance with their respective terms, except to the extent such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws of general application affecting the rights of creditors in general.

(c)        Its execution and delivery of this Agreement and the performance of its obligations hereunder will not conflict with, result in a breach of or constitute a default (or any event that, with notice or lapse of time, or both, would constitute a default) or result in the acceleration of any obligation under any of the terms, conditions or provisions of any other agreement or instrument to which it (or any of its Affiliates) is a party or by which it (or any of its Affiliates) is bound or to which any of its (or any of its Affiliates’) property or assets are subject, conflict with or violate any of the provisions of its organizational documents, or violate any statute or any order, rule or regulation of any Governmental Entity, that would materially and adversely affect the performance of its duties hereunder; such Member has obtained any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance by such Member of its obligations hereunder.

(d)        There is no action, suit or proceeding pending or, to its knowledge, threatened against it in any court or by or before any other Governmental Entity that would prohibit its entry into or performance of this Agreement.

(e)        It has been advised to engage, and has engaged, its own counsel (whether in-house or external) and any other advisors it deems necessary and appropriate in connection with this Agreement.  By reason of its business or financial experience, or by reason of the business or financial experience of its own attorneys, accountants and financial advisors (which advisors, attorneys and accountants are not Affiliates of the Company or any other Member), it is capable of evaluating the risks and merits of an investment in the Interest and of protecting its own interests in connection with this investment.  Nothing in this Agreement should or may be construed to allow any Member to rely upon the advice of counsel acting for another Member or to create an attorney-client relationship between a Member and counsel for another Member.

(f)        It is acquiring its Interest for investment purposes for its own account only and not with a view to, or for sale in connection with, any distribution of all or a part of the Interest.

(g)        It is familiar with the definition of “accredited investor” in Rule 501(a) of Regulation D of the Securities Act of 1933, as amended, and it represents that it is an “accredited investor” within the meaning of that Rule.

(h)        It is not required to register as an “investment company” within the meaning ascribed to such term by the Investment Company Act of 1940, as amended, and covenants that it shall at no time while it is a Member of the Company conduct its business in a manner that requires it to register as an “investment company”.

(i)         Each Member agrees to pay any applicable fees and expenses due any broker or finder that such Member has engaged.  Each Member shall indemnify the other Member for all costs, damages and expenses (including reasonable attorneys’ fees) which may arise out of any failure to pay such fees and expenses.

(j)         Such Member is not, and shall not at any time during the term of this Agreement be: (A) currently listed on the Specially Designated Nationals List (“SDN List”) or any

similar list maintained by the Office of Foreign Assets Control (“OFAC”) at the United States Department of the Treasury; (B) owned (excluding ownership through publicly traded shares) or Controlled, directly or indirectly, by a Person who is listed on the SDN List or any similar list maintained by OFAC; (C) a Person with whom a citizen of the United States is prohibited from engaging in transactions by any trade embargo, economic sanction, or other prohibition of U.S. law, regulation, or executive order; or (D) incorporated in any country subject to U.S. country-based economic sanctions whereby conducting transactions with that Person would be in violation of any applicable law, rule, or regulation.

(k)        Such Member shall comply, and (to the extent of its authority hereunder) shall cause the Company to comply, with all applicable requirements of law relating to money laundering, anti-terrorism, bribery, corrupt practices, trade embargos and economic sanctions, now or hereafter in effect (including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act of 2010) in connection with the Company and shall promptly notify the other Members in writing if it becomes aware that any of the foregoing representations, warranties, or covenants are no longer true or have been breached.

(l)         Each Member shall indemnify the other Member for all costs, damages and expenses (including reasonable attorneys’ fees) which may arise out of any breach by the indemnifying Member of the representations, warranties and covenants set forth in this Section 11.2.

(m)       CTO Member shall complete the Post Closing Title Obligations within ninety (90)  days from the Effective Date, provided however, in the event CTO Member fails to cure one or more of the Post Closing Title Obligations in the time period required herein, CTO Member shall make a Capital Contribution to the Company in an amount equal to the greater of: (i) Forty Thousand and No/100 ($40,000) or (ii) the Allocated Value of each applicable parcel with respect to which the title issue was not cured (a “CTO Title Cure Contribution”). Any CTO Title Cure Contributions made by CTO Member shall be deposited into the CTO Shortfall/Hurdle Escrow Account, shall be treated for purposes of Article VI hereof as if they were distributed to the Members in the proportions set forth in Article VI hereof on the date of such deposit (“Title Cure Deposit Date Proportions”) (provided, however, that the maximum aggregate combined CTO Shortfall Contributions,  CTO Hurdle Contributions and CTO Title Cure Contributions which may be treated for purposes of Article VI hereof as if they were distributed to the Members prior to the actual distribution thereof shall be limited to $2,000,000), and shall actually be distributed to the Members in the Title Cure Deposit Date Proportions as part of the first distribution occurring following the second anniversary of the Effective Date. Additionally and notwithstanding anything herein to the contrary, CTO Member shall bear all costs associated with the completion of any Post Closing Title Obligation as the same becomes due, including but not limited to all legal expenses involved in the Parcel 460 Litigation.

Section 11.3.    Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.  In particular, the Company is formed pursuant to the LLC Act, and the rights and liabilities of the Members shall be as provided therein, except as herein otherwise expressly provided.

Section 11.4.   Successors and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors and permitted assigns.

Section 11.5.   Confidentiality.  By executing this Agreement, the Company and each Member expressly agrees, at all times during the term of the Company and thereafter and whether or not at the time a Member of the Company (a) not to issue any press release or advertisement or take any similar action concerning the Company’s business or affairs without first obtaining consent of CTO Member, (b) not to publicize detailed financial information concerning the Company and (c) not to disclose the Company’s affairs generally; provided that the foregoing shall not restrict any Member from disclosing information concerning such Member’s investment in the Company to its officers, directors, employees, agents, legal counsel, accountants, other professional advisors, limited partners, members and Affiliates, or to prospective or existing investors of such Member or its Affiliates or to prospective or existing lenders to such Member or its Affiliates who have agreed to keep such information confidential.  Nothing herein shall restrict any Member from disclosing information that: (i) is in the public domain (except where such information entered the public domain in violation of this Section 11.5); (ii) was available or becomes available to a Member on a non-confidential basis from a Person other than the Company who is not otherwise bound by a confidentiality agreement with the Company or its representatives, or is not otherwise prohibited from transmitting the information to the Member; (iii) is developed independently by the Member; (iv) is required to be disclosed by applicable law (including, without, limitation, applicable federal and state securities laws) or is required or requested by any governmental entity or authority with regulatory authority over the Company, its Members or the Property; or (v) is expressly approved in writing by CTO Member.  Each Investor Member specifically acknowledges that the common stock of CTO Member is traded on the NYSE American under the ticker “CTO”.  Each Investor Member further expressly acknowledges that it is aware of and will advise its representatives who are informed as to the matters that are the subject of this Agreement that the securities laws of the United States prohibit any person who has received from an issuer material, non-public information, including information concerning the matters that are the subject of this Agreement, from purchasing or selling securities of such issuer or from communicating such information to any other person.

Section 11.6.   Notices.  Whenever notice is required or permitted by this Agreement to be given, such notice shall be in writing and shall be given to any Member, or the Manager at its address (including via electronic mail) shown either in the Company’s books and records or on Schedule 3.1 hereto.  Each such notice shall be effective (a) if given by electronic mail, upon transmission, provided that if given by electronic mail a copy shall also be sent within one (1) Business Day thereafter by mail, overnight courier service or hand delivery, (b) if given by mail, on the fourth (4th) day after deposit in the mails (certified or registered return receipt requested) addressed as aforesaid, (c) if given by overnight courier service or by hand delivery, when received and (d) if given by any other means, when delivered to and receipted for at the address of such Member or Manager specified as aforesaid.

Section 11.7.   Counterparts.  This Agreement may be executed in any number of counterparts, all of which together shall constitute a single instrument. In addition, the parties may execute this Agreement by telecopy or other facsimile machine or electronic transmission and such facsimile signature or electronic transmission shall be deemed an original.

Section 11.8.  Entire Agreement.  This Agreement, together with the other Transaction Documents, embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein.  There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein or therein.  This Agreement, together with the other Transaction Documents, supersedes all prior agreements and understandings between the parties with respect to such subject matter hereof.

Section 11.9.   Amendments.  Any amendment to this Agreement shall be effective only if such amendment is evidenced by a written instrument duly executed and delivered by each of the Members.

Section 11.10. Waivers.  No waiver of any breach of any term of this Agreement shall be effective unless made in writing signed by the party against whom enforcement of the waiver is sought, and no such waiver of any breach of that term or any other term of the same or different nature shall be construed as a waiver of any subsequent breach of that term of the same or different nature.

Section 11.11. Severability.  It is the express intention of the parties that the agreements contained herein shall have the widest application possible.  If any agreement contained herein is found by a court having jurisdiction to be unreasonable in scope or character, the agreement shall not be rendered unenforceable thereby, but rather the scope or character of such agreement shall be deemed reduced or modified with retroactive effect to render such agreement reasonable and such agreement shall be enforced as thus modified.  If the court having jurisdiction will not review the agreement, then the parties shall mutually agree to revise the unenforceable provision to as close as permitted by law to the provision declared unenforceable.  The parties further agree that in the event a court having jurisdiction determines, despite the express intent of the parties, that any portion of any covenant or agreement contained herein is not enforceable, the remaining provisions of this Agreement shall nonetheless remain valid and enforceable.

Section 11.12.  No Partition.  The Members hereby waive any right of partition they may have with respect to any assets of the Company, now existing or hereafter acquired.

Section 11.13. Exhibits and Schedules.  The Schedules and Exhibits attached hereto are hereby incorporated herein and made a part of this Agreement.

Section 11.14. Further Action.  The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

Section 11.15. Waiver of Jury Trial.  TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION HEREWITH.  THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY THE PARTIES, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH

INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE.  EACH PARTY IS HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY EACH OTHER PARTY, AS APPLICABLE.

Section 11.16. Venue and Jurisdiction.

(a)        Any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted in the federal courts of the United States of America or the courts of the State of Delaware, in each case located in the State of Delaware, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)        Notwithstanding Section 11.16(a), in any case where a dispute over the approval of a replacement Manager under Section 4.1(e) is referred for resolution in accordance with this Section 11.16(b) (in any such case, a “Section 11.16(b) Dispute”) such dispute shall be determined in accordance with an arbitration proceeding as set forth in this Section 11.16(b).

(i)         Any Section 11.16(b) Dispute shall be determined by one arbitrator, who shall be an Expert (the “Arbitrator”).

(ii)       The Arbitrator shall be selected as set forth in this Section 11.16(b)(ii).  If a Section 11.16(b) Dispute arises, then any Member shall each have the right to submit the dispute to the Arbitrator, upon written notice to the other Member (the “Arbitration Notice”).  The Arbitrator shall be selected by mutual agreement of the Members within twenty (20) days of receipt by the Arbitration Notice being given or if the Members are not able to agree on the individual to be appointed as the Arbitrator, then the Arbitrator shall be appointed by the American Arbitration Association in accordance with its Commercial Rules.

(iii)      Within ten (10) Business Days after the selection of the Arbitrator, the Members each shall submit to the Arbitrator a written statement identifying its summary of the issues.  The Members may also request an evidentiary hearing on the merits in addition to the submission of written statements.  The Arbitrator shall make its decision within twenty (20) days after the later of (i) the submission of such written statements, and (ii) the conclusion of any evidentiary hearing on the merits.

(iv)       The decision by the Arbitrator shall be final and binding and enforceable in any court having jurisdiction.  All hearings and proceedings held by the Arbitrator shall take place in the City of Daytona Beach, Florida unless otherwise mutually agreed by the Members and the Arbitrator.

(v)        The resolution procedure described herein shall be governed by the Commercial Rules of the American Arbitration Association.

(vi)       CTO Member and the Investor Members (with Investor Members acting as a unified body) shall bear equally the fees, costs and expenses of the Arbitrator in conducting any arbitration described in this Section 11.16(b).

Section 11.17. Cumulative Remedies.  Except as otherwise expressly provided herein, the rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive its right to use any or all other remedies.  Said rights and remedies are given in addition to any other rights the parties may have by law or otherwise.

Section 11.18. Section Titles.  Section titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text hereof.

Section 11.19. No Third Party Beneficiaries.  No provision of this Agreement (including any obligation of any Member to make Capital Contributions) shall be interpreted as bestowing any rights whatsoever upon any third party; provided,  however, the Covered Persons (other than the Members that are already parties to this Agreement) are intended third party beneficiaries of Section 4.5 of this Agreement, Investor Member Indemnitors are intended third party beneficiaries of Section 4.5(g) and CTO Member Indemnitors are intended third party beneficiaries of Section 4.5(h).

Section 11.20. Securities Standstill.  CTO Member and the Investor Members acknowledge that, as of the Effective Date, the Investor Members own, in the aggregate, less than seven and one-half percent (7.5%) of the outstanding voting securities of CTO Member.  From and after the Effective Date until the dissolution of the Company or such date as no Investor Member owns an Interest in the Company (the “Restricted Period”), no Investor Member, individually or collectively with its Affiliates, may acquire or offer, seek, propose or agree to acquire, directly or indirectly, by purchase or otherwise, securities representing more than seven and one-half percent (7.5%) of the voting power of CTO Member without the prior written consent of CTO Member. For the duration of the Restricted Period, the Investor Members shall have the right from time to time to request confirmation from CTO Member regarding whether any trading blackout is then currently in effect or anticipated to commence within the subsequent two (2) week period.  For a period of the earlier of four (4) years from the Effective Date or until the dissolution of the Company or such date as no Investor Member any longer owns an Interest in the Company, the Investor Members agree that they shall not vote against any recommendation by the board of directors of CTO Member on any director nomination, shareholder proposal or other matter submitted to the shareholders of CTO Member for a vote.

Section 11.21. U.S. Securities Laws Compliance1. . The Investor Members understand and acknowledge that the common stock of CTO Member is traded on the NYSE American exchange under the trading symbol “CTO”.  The Investor Members further understand and acknowledge that such Investor Members are aware that the securities laws of the United States prohibit any person who has received from an issuer material, non-public information, including certain information concerning the Company’s Business, from purchasing or selling securities of such issuer or from communicating such information to any other person.  To the extent any Investor Member desires to trade in CTO Member securities (“CTO Securities”), the Investor Members shall have the right from time to time to request confirmation from CTO

Member regarding whether CTO Member insiders are then currently restricted from participating in trading CTO Securities.

Section 11.22. Number of Days.  In computing the number of days (other than Business Days) for purposes of this Agreement, all days shall be counted, including Business Days; provided, however, that if the final day of any time period falls on a day other than a Business Day, then the final day shall be deemed to be the next day which is a Business Day.

Section 11.23. Specific Performance.  Each Investor Member understands and agrees that money damages may not be a sufficient remedy for a breach of Section 11.20 of this Agreement by such Investor Member or their representatives, and that CTO Member, its agents and representatives shall be entitled to specific performance and/or injunctive relief as a remedy for any such breach of Section 11.20 of this Agreement.  Such remedy shall not be deemed to be the exclusive remedy for any such breach of this Agreement but shall be in addition to all other remedies available at law or in equity.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

MEMBERS:

CONSOLIDATED-TOMOKA LAND CO. a Florida corporation

By:	/s/John P. Albright
John P. Albright,
President and Chief Executive Officer

[Signatures Continue on Following Page]

[Signature Page to A&R LLC Agreement of Crisp39 SPV LLC]

Magnetar Aggregator Investor Member

FLACTO LLC,
a Delaware limited liability company

By:	Magnetar Financial LLC, its manager

By:	/s/Diana Fitzgerald
	Name:	Diana Fitzgerald
	Title:	Deputy Chief Financial Officer

Magnetar Non-Aggregator Investor Member A

MAGNETAR LONGHORN FUND LP,
a Delaware limited partnership

By:	Magnetar Financial LLC, its investment manager

By:	/s/Diana Fitzgerald
	Name:	Diana Fitzgerald
	Title:	Deputy Chief Financial Officer

Magnetar Non-Aggregator Investor Member B

MAGNETAR STRUCTURED CREDIT FUND LP, a Delaware limited partnership

By:	Magnetar Financial LLC, its general partner

By:	/s/Diana Fitzgerald
	Name:	Diana Fitzgerald
	Title:	Deputy Chief Financial Officer

[Signature Page to A&R LLC Agreement of Crisp39 SPV LLC]

Schedule 3.1

Members, Addresses, Initial Capital Contributions,

Contribution Percentages

Member Name and Address	Initial Capital Contribution	Contribution Percentage

CONSOLIDATED-TOMOKA LAND CO., a Florida corporation Address: 1140 N. Williamson Blvd., Suite 140 Daytona Beach, FL 32114 Attn: Mark Patten E-mail: MPatten@ctlc.com with a copy to: Address: Lowndes, Drosdick, Doster, Kantor & Reed, P.A. 215 N. Eola Dr. Orlando, Florida 32801 Attention: Quino Martinez E-mail: quino.martinez@lowndes-law.com	$49,792,638	33.748%

FLACTO LLC, a Delaware limited liability company Address: c/o:Magnetar Capital LLC 500 Park Ave/5th Floor New York, NY 10022 Attention: Michael Henriques Email:michael.henriques@magnetar.com Attention: Allison Scott Email: allison.scott@magnetar.com with a copy to: Address: Katten Muchin Rosenman LLP 550 S. Tryon Street Suite 2900 Charlotte, NC 28202 Attention: Hayden Harrell E-mail: hayden.harrell@katten.com	$77,222,500	52.339%

MAGNETAR LONGHORN FUND LP, a Delaware limited partnership Address: c/o:Magnetar Capital LLC 500 Park Ave/5th Floor New York, NY 10022 Attention: Michael Henriques Email:michael.henriques@magnetar.com Attention: Allison Scott Email: allison.scott@magnetar.com with a copy to: Address: Katten Muchin Rosenman LLP 550 S. Tryon Street Suite 2900 Charlotte, NC 28202 Attention: Hayden Harrell E-mail: hayden.harrell@katten.com	$6,842,500	4.638%

MAGNETAR STRUCTURED CREDIT FUND LP, a Delaware limited partnership Address: c/o:Magnetar Capital LLC 500 Park Ave/5th Floor New York, NY 10022 Attention: Michael Henriques Email:michael.henriques@magnetar.com Attention: Allison Scott Email: allison.scott@magnetar.com with a copy to: Address: Katten Muchin Rosenman LLP 550 S. Tryon Street Suite 2900 Charlotte, NC 28202 Attention: Hayden Harrell E-mail: hayden.harrell@katten.com	$13,685,000	9.275%

Schedule 4.3

Operating Budget

Crisp39 SPV, Operating Budget: 2019 to 2020

As of 10/11/2019

					Annual Recurring Budget				Non-Recurring Budget						Estimated Timing		
Land Owner	Parcel	Planned Use	Total Acreage	Release Price[1]	Property Taxes	Billboard Income	Land Manager	Total Recurring	Prelim Enviro	Planning	Rezoning	Permitting	Land Mgnt Expense	Total Non-Recurring	2019	2020	2021
Crisp39-5 LLC	400-F	SF/MF/Comm	990.00	21,450,000	3,976	(1,000)	-	2,976	-	-	100,000	150,000	30,000	280,000	250,000	30,000	-
Crisp39-6 LLC	110	VA Clinic/MOB	32.36	8,089,000	333	-	-	333	-	15,000	100,000	60,000	-	175,000	75,000	100,000	-
Crisp39-1 LLC	220c	MF/Retail	38.00	6,250,000	-	-	-	-	-	-	-	-	5,000	5,000	5,000	-	-
Crisp39-1 LLC	109a1	MF/Retail	31.00	4,600,000	666	-	-	666	-	-	-	-	-	-	-	-	-
Crisp39-1 LLC	205	Comm/Retail	12.14	4,500,000	32,837	-	-	32,837	-	-	60,000	-	1,000	61,000	61,000	-	-
Crisp39-1 LLC	116	MF/Retail	21.00	4,000,000	76	-	-	76	-	-	-	-	-	-	-	-	-
Crisp39-7 LLC	112	MF/Retail	21.25	2,000,000	329	-	-	329	-	-	-	-	-	-	-	-	-
Crisp39-6 LLC	400-G	SF	155.00	1,650,000	525	-	-	525	-	-	-	-	-	-	-	-	-
Crisp39-6 LLC	100	Sr. Housing	36.08	2,750,000	270	-	-	270	-	-	20,000	-	-	20,000	20,000	-	-
Crisp39-6 LLC	450	RV Park	141.00	1,700,000	1,973	(19,284)	-	(17,311)	10,000	10,000	-	-	-	20,000	5,000	15,000	-
Crisp39-2 LLC	400-A	SF/Comm	1,599.00	23,000,000	7,440	-	-	7,440	-	-	40,000	80,000	10,000	130,000	130,000	-	-
Crisp39-4 LLC	350	Ind	856.00	23,750,000	1,532	-	-	1,532	-	30,000	-	675,000	15,000	720,000	170,000	350,000	200,000
Crisp39-4 LLC	370	Ind	0.50	-	200	-	-	200	-	-	-	-	-	-	-	-	-
Crisp39-3 LLC	150a	Mixed Use	123.00	22,755,000	3,126	(16,806)	-	(13,680)	-	30,000	-	500,000	20,000	550,000	200,000	300,000	50,000
Crisp39-3 LLC	150b	Mixed Use	80.00	14,800,000	-	(20,590)	-	(20,590)	-	15,000	-	200,000	15,000	230,000	130,000	80,000	20,000
Crisp39-7 LLC	109e	Mixed Use	23.00	5,685,783	-	-	-	-	10,000	15,000	120,000	175,000	-	320,000	100,000	160,000	60,000
Crisp39-6 LLC	109b	Mixed Use	46.00	4,595,783	-	-	-	-	10,000	10,000	120,000	150,000	-	290,000	100,000	190,000	-
Crisp39-7 LLC	109a2	Mixed Use	75.00	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Crisp39-6 LLC	400-E1	SF	98.43	2,600,000	45	-	-	45	-	-	-	145,000	-	145,000	145,000	-	-
Crisp39-6 LLC	114	Mixed Use	58.00	3,105,932	-	-	-	-	10,000	-	-	200,000	-	210,000	130,000	80,000	-
Crisp39-7 LLC	115	Mixed Use	42.00	2,500,000	5,857	-	-	5,857	-	15,000	125,000	-	10,000	150,000	80,000	70,000	-
Crisp39-7 LLC	218	Unknown	7.00	931,308	4,806	-	-	4,806	10,000	20,000	-	-	-	30,000	5,000	25,000	-
Crisp39-7 LLC	385	Unknown	164.00	874,106	222	-	-	222	20,000	-	-	-	40,000	60,000	25,000	25,000	10,000
Crisp39-7 LLC	220b	Unknown	9.80	828,862	-	-	-	-	-	10,000	-	-	-	10,000	5,000	5,000	-
Crisp39-7 LLC	460	Unknown	149.00	1,103,937	696	(18,561)	-	(17,865)	-	-	-	-	-	-	-	-	-
Crisp39-7 LLC	228a	Ind	5.00	435,021	50	-	-	50	-	-	-	-	5,000	5,000	1,000	4,000	-
Crisp39-8 LLC	400-E2	Unknown	90.00	357,542	150	-	-	150	15,000	15,000	-	-	30,000	60,000	10,000	25,000	25,000
Crisp39-7 LLC	109c	Mixed Use	5.00	241,220	-	-	-	-	-	-	-	-	-	-	-	-	-
Crisp39-8 LLC	999	Conservation	285.76	100,000	589	-	-	589	-	-	-	-	10,000	10,000	-	5,000	5,000
Crisp39-7 LLC	109d	Mixed Use	6.00	210,210	-	-	-	-	-	-	-	-	-	-	-	-	-
Crisp39-8 LLC	228b	Ind	8.00	50,000	-	-	-	-	-	-	-	-	-	-	-	-	-
Crisp39-8 LLC	222	Unknown	21.00	20,000	101	-	-	101	10,000	10,000	-	-	-	20,000	10,000	10,000	-
Crisp39-8 LLC	104	Conservation	61.00	-	262	-	-	262	-	-	-	-	-	-	-	-	-
Crisp39-8 LLC	380	Unknown	77.00	-	45	(3,605)	-	(3,560)	10,000	10,000	-	-	-	20,000	5,000	15,000	-
Crisp39-8 LLC	320	Unknown	30.79	-	19,108	-	-	19,108	-	-	-	-	-	-	-	-	-
	35		**5,398.11**	**164,933,704**	**85,216**	**(79,846)**	**-**	**5,370**	**105,000**	**205,000**	**685,000**	**2,335,000**	**191,000**	**3,521,000**	**1,662,000**	**1,489,000**	**370,000**

[1] Parcel 370 shall only be sold with Parcel 350

Crisp 39 - Entity Costs	Annual
Insurance	7,500
Management Fee (variable)	240,000
Annual Audit - GT Fee Estimate	50,000
Tax Costs	50,000
Legal	50,000
Subtotal Entity	**397,500**

Crisp 39 - Total Budget	Total Cost
Total Recurring Budget	402,870
Total Non-Recurring Budget	3,521,000

Schedule 7.5

Additional Recordkeeping and Reporting Requirements

1) Context and Purpose.  The Members acknowledge that the Company will invest in and be the sole owner of several special purpose entities (each a “Company Subsidiary”), each of which will hold a portion of the Property.  In connection with such investments, the Company shall separately track financial information related to each of these special purpose entities (and their income and assets) and report this financial information to the Members.  This Schedule 7.5 shall be interpreted in accordance with this purpose.

2) Separate Tracking and Reporting.  In addition to the recordkeeping and reporting requirements set forth under Sections 7.4 and 7.5 of the Operating Agreement, the Manager shall maintain, or shall cause the Company to maintain, separate financial records (“Company Subsidiary Financial Records”) for the Company’s investment in each Company Subsidiary.  The Company Subsidiary Financial Records shall separately state and record for each Company Subsidiary the income, gains, losses, expenses, assets, liabilities, depreciation (if any), and any similar financial items with respect to each Company Subsidiary and the Company’s investment in such Company Subsidiary.

3) Reporting.  The Manager shall report, or shall cause the Company to report, the Financial Statements, Land Pipeline Report, and Land Valuation Report with respect to each taxable year to each Member monthly, quarterly, and annually in accordance of the provisions of Article VII and within the timing provided therein.

4) Use of Company Subsidiary Financial Records.  The Manager may use the Company Subsidiary Financial Records in the allocation of the Company’s income, gains, losses, expenses, assets, liabilities, depreciation (if any), and any similar financial items related to the Company’s investment in each Company Subsidiary to each respective Member, and in making distributions to each respective Member.  Such allocations and distributions shall be in accordance with Section 6.1, 6.3 and 6.4 of the Operating Agreement.  Nothing in this Addendum shall be interpreted to require allocations for tax purposes that are inconsistent with the requirements of Section 6.2 of the Operating Agreement.

Exhibit A

Property Description

Site 109a1

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF VOLUSIA, STATE OF FLORIDA, AND DESCRIBED AS FOLLOWS:

PART OF SECTION 3, TOWNSHIP 15 SOUTH, RANGE 32 EAST, AND SECTION 4, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE N.E. CORNER OF THE S.E. 1/4 OF SAID SECTION 4, SAID POINT ALSO BEING THE N. W. CORNER OF THE S.W. 1/4 OF SAID SECTION 3; THENCE S.89°11’56”W., ALONG THE NORTH LINE OF THE S.E. 1/4 OF SAID SECTION 4 A DISTANCE OF 130.04 FEET TO THE EAST RIGHT OF WAY LINE OF WILLIAMSON BOULEVARD (130.00’ R/W), PER OFFICIAL RECORDS BOOK 894, PAGE 667, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, SAID POINT BEING THE POINT OF BEGINNING OF THE HEREIN DESCRIBED PARCEL OF LAND: THENCE N.16°25’02”W., ALONG SAID EAST RIGHT OF WAY LINE A DISTANCE OF 1335.01 FEET; THENCE N.72°11’43”E., A DISTANCE OF 711.49 FEET; THENCE S.16°25’02”E., A DISTANCE OF 1898.49 FEET TO THE NORTHERLY MOST CORNER OF THAT CERTAIN PARCEL OF LAND RECORDED IN OFFICIAL RECORDS BOOK 7198, PAGE 134, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA THENCE S.72°11’43”W., ALONG THE BOUNDARY OF SAID PARCEL A  DISTANCE OF 711.49 FEET TO THE AFOREMENTIONED EAST RIGHT OF WAY LINE OF WILLIAMSON BOULEVARD; THENCE N.16°25’02”W., ALONG SAID EAST RIGHT OF WAY LINE, A DISTANCE OF 563.48 FEET TO THE POINT OF BEGINNING.

Site 109a2

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF VOLUSIA, STATE OF FLORIDA, AND DESCRIBED AS FOLLOWS:

PART OF SECTION 3, TOWNSHIP 15 SOUTH, RANGE: 32 EAST, VOLUSIA COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE N.W. CORNER OF THE S.W. 1/4 OF SAID SECTION 3; THENCE S.89°11’56”W., ALONG THE NORTH LINE OF THE S.E. 1/4 OF SECTION 4, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, A DISTANCE OF 130.04 FEET TO THE EAST RIGHT OF WAY LINE OF WILLIAMSON BOULEVARD (130.00' R/W), PER OFFICIAL RECORDS BOOK 894, PAGE: 667, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE N.16°25’02”W., ALONG SAID EAST RIGHT OF WAY LINE A DISTANCE OF 1335.01 FEET; THENCE N.72°11’43”E., A DISTANCE OF 711.49 FEET TO THE POINT OF BEGINNING; THENCE CONTINUE N.72°11’43”E., A DISTANCE OF 736.82 FEET TO AN INTERSECTION WITH THE WEST LINE OF THAT CERTAIN DRAINAGE EASEMENT RECORDED IN OFFICIAL RECORDS BOOK 5927, PAGE 2843, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE ALONG THE WEST, NORTH AND EAST LINES OF SAID DRAINAGE EASEMENT FOR THE FOLLOWING FIFTEEN (15) COURSES; THENCE N.18°29’25”E., A DISTANCE OF 48.17 FEET THENCE N.51°55’03”E., A DISTANCE OF 64.13 FEET; THENCE N.18°08’27”E., A DISTANCE OF 129.01 FEET; THENCE N.37°21’57”E., A DISTANCE: OF 25.07 FEET; THENCE N.56°35’27”E., A DISTANCE OF 16.83 FEET; THENCE N.41°14’23”E., A DISTANCE OF 46.80 FEET; THENCE S.78°11’53”E., A DISTANCE OF 86.41 FEET; THENCE S.17°38’09”E., A DISTANCE OF 77.02 FEET; THENCE S.20°11’37”E., A DISTANCE OF 42.83 FEET; THENCE S.06°10’00”E., A DISTANCE OF 48.58 FEET; THENCE S.07°59'12”E., A DISTANCE OF 35.97 FEET; THENCE S.02°51’01”E., A DISTANCE OF 49.09 FEET; THENCE S.07°04’45”E., A DISTANCE OF 156.25 FEET; THENCE S.18°43’24”E., A DISTANCE OF 120.72 FEET; THENCE S.32°39’25”W., A DISTANCE OF 50.28 FEET; THENCE DEPARTING THE EAST LINE OF SAID DRAINAGE EASEMENT, RUN N.89°52’04”E., A DISTANCE OF 479.78 FEET TO THE WEST RIGHT OF WAY LINE OF CLYDE MORRIS BOULEVARD (140.00’ R/W), PER VOLUSIA COUNTY RIGHT OF WAY MAP NUMBER 2157, DATED JULY OF 1989, SAID POINT BEING ON A CURVE TO THE LEFT, HAVING A RADIUS OF 5799.58 FEET, A CENTRAL ANGLE OF 05°03’07”, A CHORD BEARING OF S.22°54’40”E. AND A CHORD LENGTH OF 511.19 FEET; THENCE ALONG THE ARC OF SAID CURVE, AN ARC LENGTH OF 511.36 FEET TO THE POINT OF TANGENCY OF SAID CURVE; THENCE S.25°26’14”E., ALONG SAID WEST RIGHT OF WAY LINE A DISTANCE OF 22.56 FEET; THENCE S.63°33’46”W., A DISTANCE OF 347.31 FEET; THENCE S.25°26’14”E., A DISTANCE OF 627.30 FEET TO A POINT ON THE WEST LINE OF THAT CERTAIN PARCEL OF LAND RECORDED IN OFFICIAL RECORDS BOOK 6053, PAGE 3147, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE ALONG THE WEST LINE OF SAID PARCEL FOR THE FOLLOWING EIGHT (8) COURSES; THENCE S.23°14’27”W., A DISTANCE OF 39.40 FEET; THENCE: S.10°17’55”W., A DISTANCE OF 53.85 FEET; THENCE S.14°01’03”E., A DISTANCE OF 24.60 FEET; THENCE S.65°44’40”E, A DISTANCE OF 30.71 FEET; THENCE S.03°58’17”W., A DISTANCE OF 22.92 FEET; THENCE S.34°31’40”W., A DISTANCE: OF 44.52 FEET;

THENCE S.46°57’19”W., A DISTANCE OF 9.34 FEET; THENCE: S.28°26’14”E., A DISTANCE: OF 39.53 FEET; THENCE DEPARTING SAID WEST LINE RUN S.25°38’09”E., A DISTANCE OF 573.43 FEET TO A POINT ON THE NORTH LINE OF THAT CERTAIN PARCEL OF LAND REFERRED TO AS “PARCEL 34”, RECORDED IN OFFICIAL RECORDS BOOK 4784, PAGE 628, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE S.64°21’51”W., ALONG SAID NORTH LINE A DISTANCE OF 894.13 FEET TO THE EAST LINE OF TRACT A OF LPGA BOULEVARD P.C.D., UNIT 1, AS RECORDED IN MAP BOOK 52, PAGE 133, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, THENCE ALONG THE EAST AND NORTH LINE OF SAID TRACT A FOR THE FOLLOWING SIX (6) COURSES; THENCE N.43°26’01”W., A DISTANCE OF 34.16 FEET; THENCE N.62°03’57”W., A DISTANCE OF 43.84 FEET; THENCE N.17°55’08”W., A DISTANCE OF 34.52 FEET; THENCE N.22°52’15”E., A DISTANCE OF 4.50 FEET; THENCE S.64°19’10”W., A DISTANCE OF 289.42 FEET TO THE EAST LINE OF THAT CERTAIN PARCEL OF LAND RECORDED IN OFFICIAL RECORDS BOOK 7198, PAGE: 134, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE DEPARTING SAID BOUNDARY OF TRACT A, RUN ALONG THE EAST LINE OF SAID PARCEL FOR THE FOLLOWING THREE (3) COURSES; THENCE N.25°40’05”W., A DISTANCE OF 250.00 FEET; THENCE N.64°18’45”E., A DISTANCE OF 27.72 FEET; THENCE N.25°41’15”W., A DISTANCE OF 439.67 FEET TO THE NORTHERLY MOST CORNER OF SAID PARCEL; THENCE RUN N.16°25’02”W., A DISTANCE OF 1898.49 FEET TO THE POINT OF BEGINNING.

Site 109b

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF VOLUSIA, STATE OF FLORIDA, AND DESCRIBED AS FOLLOWS:

PORTIONS OF SECTIONS 3 AND 4, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE NORTHWEST CORNER OF THE NORTHWEST ¼ OF SAID SECTION 3; THENCE S.00°03’52”W., ALONG THE WEST LINE OF SAID NORTHWEST 1/4, A DISTANCE OF 125.02 FEET TO A POINT ON THE SOUTH RIGHT OF WAY LINE OF STRICKLAND RANGE ROAD, SAID POINT BEING THE POINT OF BEGINNING OF THE HEREIN DESCRIBED PARCEL OF LAND; THENCE N.88°59’52”E., ALONG SAID SOUTH RIGHT OF WAY LINE A DISTANCE OF 1339.88 FEET TO AN INTERSECTION WITH THE WESTERLY RIGHT OF WAY LINE OF CLYDE MORRIS BOULEVARD, ACCORDING TO VOLUSIA COUNTY RIGHT OF WAY MAP NUMBER 2157, DATED 07/1989; THENCE ALONG SAID WESTERLY RIGHT OF WAY LINE FOR THE FOLLOWING TWO (2) COURSES; THENCE S.19°32’27”E., A DISTANCE OF 1009.80 FEET TO THE POINT OF CURVATURE OF A CURVE TO THE LEFT, HAVING A RADIUS OF 5799.58 FEET, A CENTRAL ANGLE OF 00°50’40”, A CHORD BEARING OF S.19°57’47”E. AND A CHORD LENGTH OF 85.48 FEET; THENCE ALONG THE ARC OF SAID CURVE, AN ARC LENGTH OF 85.48 FEET TO THE END OF SAID CURVE; THENCE DEPARTING SAID WESTERLY RIGHT OF WAY LINE RUN S.89°52’04”W., A DISTANCE OF 479.78 FEET TO THE EAST LINE OF THAT CERTAIN DRAINAGE EASEMENT DESCRIBED IN OFFICIAL RECORDS BOOK 5927, PAGE 2843, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE ALONG THE EAST, NORTH AND WEST LINE OF SAID DRAINAGE EASEMENT FOR THE FOLLOWING FIFTEEN (15) COURSES; THENCE N.32°39’25”E., A DISTANCE OF 50.28 FEET; THENCE N.18°43’24”W., A DISTANCE OF 120.72 FEET; THENCE N.07°04’45”W., A DISTANCE OF 156.25 FEET; THENCE N.02°51’01”W., A DISTANCE OF 49.09 FEET; THENCE N.07°59’12”W., A DISTANCE OF 35.97 FEET; THENCE N.06°10’00”W., A DISTANCE OF 48.58 FEET; THENCE N.20°11’37”W., A DISTANCE OF 42.83 FEET; THENCE N.17°38’09”W., A DISTANCE OF 77.02 FEET; THENCE N.78°11’53”W., A DISTANCE OF 86.41 FEET; THENCE S.41°14’23”W., A DISTANCE OF 46.80 FEET; THENCE S.56°35’27”W., A DISTANCE OF 16.83 FEET; THENCE S.37°21’57”W., A DISTANCE OF 25.07 FEET; THENCE S.18°08’27”W., A DISTANCE OF 129.01 FEET; THENCE S.51°55’03”W., A DISTANCE OF 64.13 FEET; THENCE S.18°29’25”W., A DISTANCE OF 48.17 FEET; THENCE DEPARTING THE WEST LINE OF SAID DRAINAGE EASEMENT, RUN S.72°11’43”W., A DISTANCE OF 1475.31 FEET TO THE EASTERLY RIGHT OF WAY LINE OF WILLIAMSON BOULEVARD AS RECORDED IN OFFICIAL RECORDS BOOK 894, PAGE 667, OF SAID PUBLIC RECORDS; THENCE N.16°25’02”W., ALONG SAID WESTERLY RIGHT OF WAY LINE A DISTANCE OF 1190.79 FEET TO AN INTERSECTION WITH THE AFOREMENTIONED SOUTH RIGHT OF WAY LINE OF STRICKLAND RANGE ROAD; THENCE N.88°59’52”E., ALONG SAID SOUTH RIGHT OF WAY LINE A DISTANCE OF 846.77 FEET TO THE POINT OF BEGINNING.

Site 109c

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF VOLUSIA, STATE OF FLORIDA, AND DESCRIBED AS FOLLOWS:

A PORTION OF SECTION 3, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNT Y, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE NORTHWEST CORNER OF THE SOUTHWEST 1/4 OF SAID SECTION 3; THENCE N.89°58'51”E., ALONG THE NORTH LINE OF SAID SOUTHWEST 1/4 A DISTANCE OF 2362.89 FEET TO THE WESTERLY RIGHT OF WAY LINE OF CLYDE MORRIS BOULEVARD, ACCORDING TO VOLUSIA COUNTY RIGHT OF WAY MAP NUMBER 2157, DATED JULY OF 1989; THENCE N.25°26'14''W., ALONG SAID WESTERLY RIGHT OF WAY LINE A DISTANCE OF 408.34 FEET TO THE NORTHERLY MOST CORNER OF THAT CERTAIN PARCEL OF LAND DESCRIBED IN OFFICIAL RECORDS BOOK 6053, PAGE 3147, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, SAID POINT BEING THE POINT OF BEGINNING OF THE HEREIN DESCRIBED PARCEL; THENCE N.25°26'14''W., ALONG SAID WESTERLY RIGHT OF WAY LINE OF CLYDE MORRIS BOULEVARD A DISTANCE OF 627.30 FEET; THENCE S.63°33'46''W., A DISTANCE OF 347.31 FEET; THENCE S.25°26'14"E., A DISTANCE OF 627.30 FEET TO A POINT ON THE NORTHERLY LINE OF AFOREMENTIONED PARCEL OF LAND DESCRIBED IN OFFICIAL RECORDS BOOK 6053, PAGE 3147; THENCE N.63°33’46”E., ALONG SAID NORTHERLY LINE A DISTANCE OF 347.31 FEET TO THE POINT OF BEGINNING. TOGETHER WITH A PERPETUAL, NON-EXCLUSIVE EASEMENT FOR ACCESS, INGRESS AND EGRESS AS SET FORTH IN THAT CERTAIN RECIPROCAL ENTRY ROAD EASEMENT AGREEMENT RECORDED IN OFFICIAL RECORDS BOOK 5657, PAGE 4392 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA.

Site 109d

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF VOLUSIA, STATE OF FLORIDA, AND DESCRIBED AS FOLLOWS:

A PORTION OF SECTION 3, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE NORTHWEST CORNER OF THE SOUTHWEST ¼ OF SAID SECTION 3; THENCE N.89°58’51”E., ALONG THE NORTH LINE OF SAID SOUTHWEST ¼ A DISTANCE OF 2362.89 FEET TO THE WESTERLY RIGHT OF WAY OF CLYDE MORRIS BOULEVARD, ACCORDING TO VOLUSIA COUNTY RIGHT OF WAY MAP NUMBER 2157, DATED JULY 1989, SAID POINT BEING THE POINT OF BEGINNING OF THE HEREIN DESCRIBED PARCEL OF LAND; THENCE ALONG SAID WESTERLY RIGHT OF WAY LINE FOR THE FOLLOWING TWO (2) COURSES; THENCE S.25°26’14”E., A DISTANCE OF 215.81 FEET TO THE POINT OF CURVATURE OF A CURVE TO THE RIGHT, HAVING A RADIUS OF 1030.00 FEET, A CENTRAL ANGLE OF 08°41’25”, A CHORD BEARING OF S.21°05’31”E. AND A CHORD LENGTH OF 156.07 FEET; THENCE ALONG THE ARC OF SAID CURVE, AN ARC LENGTH OF 156.22 FEET TO A POINT ON THE NORTHERLY LINE OF THAT CERTAIN PARCEL OF LAND REFERRED TO AS “PARCEL 34”, DESCRIBED IN OFFICIAL RECORDS BOOK 4784, PAGE 628, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY FLORIDA; THENCE DEPARTING SAID WESTERLY RIGHT OF WAY LINE RUN S.64°21’51”W., ALONG THE NORTH LINE OF SAID “PARCEL 34” A DISTANCE OF 436.12 FEET; THENCE N.25°38’09”W., A DISTANCE OF 573.43 FEET TO A POINT ON THE SOUTHERLY LINE OF THAT CERTAIN PARCEL OF LAND DESCRIBED IN OFFICIAL RECORDS BOOK 6053, PAGE 3147, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY FLORIDA; THENCE N.63°33’46”E., ALONG SAID SOUTHERLY LINE A DISTANCE OF 450.00 FEET TO THE AFOREMENTIONED WESTERLY RIGHT OF WAY LINE OF CLYDE MORRIS BOULEVARD; THENCE DEPARTING SAID SOUTHERLY LINE RUN S.25°26’14”E., ALONG SAID WESTERLY RIGHT OF WAY LINE A DISTANCE OF 208.33 FEET TO THE POINT OF BEGINNING.

TOGETHER WITH THAT CERTAIN ACCESS EASEMENT FOR VEHICULAR AND PEDESTRIAN INGRESS AND EGRESS AS RESERVED AND MORE PARTICULARLY SET FORTH IN WARRANTY DEED RECORDED IN OFFICIAL RECORDS BOOK 5657, PAGE 4386 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA.

Site 109e

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF VOLUSIA, STATE OF FLORIDA, AND DESCRIBED AS FOLLOWS:

PART OF THE SOUTHWEST ¼ OF SECTION 3, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE SOUTHWEST CORNER OF THE SOUTHWEST ¼ OF SAID SECTION 3; THENCE N.00°03’52”E., ALONG THE WEST LINE OF THE SOUTHWEST ¼ OF SAID SECTION 3, A DISTANCE OF 127.11 FEET TO THE WESTERLY PROJECTION OF THE NORTH RIGHT OF WAY LINE OF LPGA BOULEVARD, A 200 FOOT RIGHT OF WAY PER OFFICIAL RECORDS BOOK 534, PAGE 394, AND OFFICIAL RECORDS BOOK 3973, PAGE 1974, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE N.64°21’51”E., ALONG SAID WESTERLY PROJECTION AND THE NORTH RIGHT OF WAY LINE OF SAID LPGA BOULEVARD, A DISTANCE OF 1495.87 FEET TO THE POINT OF BEGINNING OF THE HEREIN DESCRIBED PARCEL, SAID CORNER BEING THE SOUTHEAST CORNER OF THAT CERTAIN PARCEL OF LAND DESCRIBED IN OFFICIAL RECORDS BOOK 7295, PAGE 3472, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE ALONG THE BOUNDARY OF SAID PARCEL DESCRIBED IN OFFICIAL RECORDS BOOK 7295, PAGE 3472, OF SAID PUBLIC RECORDS FOR THE FOLLOWING NINETEEN (19) COURSES; THENCE N.40°24’42”E., A DISTANCE OF 34.20 FEET; THENCE N.57°12’18”W., A DISTANCE OF 19.55 FEET; THENCE N.16°02’22”E., A DISTANCE OF 31.76 FEET; THENCE N.16°46’27”E., A DISTANCE OF 28.56 FEET; THENCE N.28°31’49”E., A DISTANCE OF 109.25 FEET; THENCE N.10°54’58”W., A DISTANCE OF 38.18 FEET; THENCE N.41°26’58”W., A DISTANCE OF 51.09 FEET; THENCE N.44°20’23”W., A DISTANCE OF 25.25 FEET THENCE N.05°25’52”W., A DISTANCE OF 42.34 FEET; THENCE N.30°10’13”E., A DISTANCE OF 50.15 FEET; THENCE N.50°46’03”E., A DISTANCE OF 10.26 FEET; THENCE N.42°15’23”E., A DISTANCE OF 34.02 FEET; THENCE N.45°57’18”W., A DISTANCE OF 46.99 FEET; THENCE N.32°23’04”E., A DISTANCE OF 45.41 FEET; THENCE N.50°36’36”W., A DISTANCE OF 81.66 FEET; THENCE N.40°15’47”W., A DISTANCE OF 58.23 FEET; THENCE N.37°24’29”W., A DISTANCE OF 24.80 FEET; THENCE N.14°52’36”E., A DISTANCE OF 12.24 FEET; THENCE S.64°22’11”W., A DISTANCE OF 43.15 TO A POINT ON THE BOUNDARY OF TRACT “A” OF LPGA BOULEVARD P.C.D. UNIT 1, AS RECORDED IN MAP BOOK 53, PAGE 133, OF SAID PUBLIC RECORDS, THENCE DEPARTING THE BOUNDARY OF SAID PARCEL OF LAND DESCRIBED IN OFFICIAL RECORDS BOOK 7295, PAGE 3472, RUN ALONG THE BOUNDARY OF SAID TRACT “A” FOR THE FOLLOWING TEN (10) COURSES; THENCE N.80°10’06”W., A DISTANCE OF 32.22 FEET; THENCE N.18°48’50”E., A DISTANCE OF 26.53 FEET; THENCE N.46°58’58”E., A DISTANCE OF 30.15 FEET; THENCE N.40°18’30”E., A DISTANCE OF 36.19 FEET; THENCE N.05°57’33”W., A DISTANCE OF 24.60 FEET; THENCE N.65°27’22”E., A DISTANCE OF 18.42 FEET; THENCE N.18°46’51”E., A DISTANCE OF 74.96 FEET; THENCE N.02°57’20”E., A DISTANCE OF 57.65 FEET; THENCE N.00°44’42”W., A DISTANCE OF 46.40 FEET; THENCE

N.43°26’01”W., A DISTANCE OF 5.28 FEET TO A POINT ON THE NORTH LINE OF THAT CERTAIN PARCEL OF LAND REFERRED TO AS “PARCEL 34” IN OFFICIAL RECORDS BOOK 4784, PAGE 628 OF SAID PUBLIC RECORDS, THENCE DEPARTING SAID BOUNDARY OF “TRACT A”; THENCE N.64°21’51”E., ALONG SAID NORTH LINE A DISTANCE OF 1330.25 FEET TO THE WESTERLY RIGHT OF WAY LINE OF CLYDE MORRIS BOULEVARD, ACCORDING TO VOLUSIA COUNTY RIGHT OF WAY MAP NUMBER 2157, DATED 7/89, SAID POINT BEING ON A NON TANGENT CURVE TO THE RIGHT; THENCE SOUTHERLY ALONG SAID WEST RIGHT OF WAY LINE AND ALONG THE ARC OF SAID CURVE, HAVING A RADIUS OF 1030.00 FEET, A CENTRAL ANGLE OF 04°31’15”, A CHORD BEARING OF S.14°29’11”E., AND A CHORD LENGTH OF 81.25 FEET, AN ARC LENGTH OF 81.27 FEET TO THE POINT OF TANGENCY OF SAID CURVE; THENCE S.12°13’34”E., ALONG SAID WESTERLY RIGHT OF WAY LINE A DISTANCE OF 440.71 FEET TO A POINT ON THE BOUNDARY OF THAT CERTAIN PARCEL OF LAND RECORDED IN OFFICIAL RECORDS BOOK 6196, PAGE 4237, OF SAID PUBLIC RECORDS, THENCE DEPARTING SAID WESTERLY RIGHT OF WAY LINE RUN ALONG THE BOUNDARY OF SAID PARCEL DESCRIBED IN OFFICIAL RECORDS BOOK 6196, PAGE 4237, OF SAID PUBLIC RECORDS FOR THE FOLLOWING THREE (3) COURSES; THENCE S.77°50’57”W., A DISTANCE OF 180.71 FEET; THENCE S.26°02’22”W., A DISTANCE OF 247.73 FEET; THENCE S.25°38’11”E., A DISTANCE OF 180.11 FEET TO THE AFOREMENTIONED NORTH RIGHT OF WAY LINE OF LPGA BOULEVARD; THENCE DEPARTING THE BOUNDARY OF SAID PARCEL OF LAND RECORDED IN OFFICIAL RECORDS BOOK 6196, PAGE 4237; THENCE S.64°21’51”W., ALONG SAID NORTH RIGHT OF WAY LINE A DISTANCE OF 1189.09 FEET TO THE POINT OF BEGINNING.

Site 110

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF VOLUSIA, STATE OF FLORIDA, AND IS DESCRIBED AS FOLLOWS:

A PARCEL OF LAND SITUATED IN THE NORTH 1/2 OF SECTION 31, TOWNSHIP 14 SOUTH, RANGE 32 EAST, CITY OF DAYTONA BEACH, VOLUSIA COUNTY, FLORIDA, BEING A PORTION OF THAT PROPERTY DESCRIBED IN OFFICIAL RECORDS BOOK 4785, PAGE 4805, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

AS A POINT OF REFERENCE, COMMENCE AT THE NORTHEAST CORNER OF SAID SECTION 31; THENCE ALONG THE EAST LINE OF SAID SECTION 31, S02°00’21"E, 2,763.91 FEET TO A POINT ON THE SOUTHERLY LINE OF THE ABERDEEN PROPERTY AS DESCRIBED IN OFFICIAL RECORDS BOOK 3974, PAGE 2304, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE DEPARTING SAID EAST LINE, N84°22’20"W ALONG THE SOUTHERLY LINE OF SAID ABERDEEN PROPERTY, 447.12 FEET; THENCE CONTINUE ALONG SAID SOUTHERLY LINE, THE FOLLOWING 3 CALLS, N65°13’16"W, 307.67 FEET; THENCE N43°01’45"W, 1030.00 FEET; THENCE N05°11’27"W, 116.45 FEET TO THE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE DEPARTING SAID SOUTHERLY LINE OF THE ABERDEEN PROPERTY, CONTINUE ALONG THE NORTHERLY LINE OF THAT PROPERTY DESCRIBED IN OFFICIAL RECORDS BOOK 7636, PAGE 103 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, THE FOLLOWING 3 CALLS; S46°58’13"W, 279.79 FEET; THENCE N43°01’47"W, 130.00 FEET; THENCE S46°58’13"W, 273.39 FEET TO THE EASTERLY RIGHT OF WAY LINE OF WILLIAMSON BOULEVARD, A 130.00 FOOT RIGHT OF WAY, PER OFFICIAL RECORDS BOOK 894, PAGE 667, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE ALONG SAID EASTERLY RIGHT OF WAY LINE, N43°01’45"W, 1446.48 FEET TO THE INTERSECTION OF THE EASTERLY RIGHT OF WAY LINE OF HAND AVENUE, A 115.00 FOOT RIGHT OF WAY PER OFFICIAL RECORDS BOOK 3779, PAGE 4370, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE ALONG SAID EASTERLY RIGHT OF WAY LINE OF HAND AVENUE, N47°00’47"E, 374.59 FEET TO THE BEGINNING OF A CURVE, CONCAVE SOUTHEASTERLY, HAVING A RADIUS OF 942.50 FEET AND CENTRAL ANGLE OF 14°02’37"; THENCE IN A NORTHEASTERLY DIRECTION ALONG THE ARC OF SAID CURVE, 231.01 FEET TO THE INTERSECTION OF THE SOUTHERLY LINE OF THAT VOLUSIA COUNTY PROPERTY DESCRIBED IN OFFICIAL RECORDS BOOK 3779. PAGE 4373, PUBLIC RECORDS OF VOLUSIA COUNTY; THENCE DEPARTING SAID SOUTHERLY RIGHT OF WAY LINE AND CONTINUING ALONG THE SOUTHERLY LINE OF SAID VOLUSIA COUNTY PROPERTY, THE FOLLOWING 11 CALLS, S34°28’09"E, 7.66 FEET; THENCE S57°29’55"E, 118.02 FEET; THENCE S41°42’16"E, 54.19 FEET; THENCE S37°08’10"E, 38.27 FEET; THENCE N66°22’13"E, 68.59 FEET; THENCE N85°29’43"E, 61.85 FEET; THENCE S42°47’50"E, 75.37 FEET; THENCE N70°16’49"E, 77.12 FEET ; THENCE N45°16’05"E, 81.62 FEET; THENCE N35°21’28"E, 101.90 FEET; THENCE N14°55’03"E, 132.32 FEET TO A POINT ON AFORESAID SOUTHERLY RIGHT OF WAY LINE OF HAND AVENUE; THENCE ALONG SAID SOUTHERLY RIGHT OF WAY LINE,

N84°56’58"E, 338.09 FEET TO THE INTERSECTION OF SAID SOUTHERLY RIGHT OF WAY LINE WITH THE AFOREMENTIONED SOUTH PROPERTY LINE OF THE ABERDEEN PROPERTY; THENCE ALONG SAID SOUTHERLY PROPERTY LINE OF THE ABERDEEN PROPERTY, S05°11’27"E, 1331.69 FEET TO THE POINT OF BEGINNING.

Site 112

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF VOLUSIA, STATE OF FLORIDA, AND DESCRIBED AS FOLLOWS:

A PARCEL OF LAND SITUATED IN THE SOUTHEAST 1/4 OF SECTION 31, TOWNSHIP 14 SOUTH, RANGE 32 EAST AND THE SOUTHWEST 1/4 OF SECTION 32, TOWNSHIP 14 SOUTH, RANGE 32 EAST, CITY OF DAYTONA BEACH, VOLUSIA COUNTY, FLORIDA, BEING ALL OF PARCEL "B" PIT-2 AS SHOWN ON EXHIBIT A-1 OF THAT DEED RECORDED IN OFFICIAL RECORDS BOOK 5659, PAGE 2462 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA TOGETHER WITH A PORTION OF THAT PROPERTY DESCRIBED IN O.R.B. 4785, PAGE 4805 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY FLORIDA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

AS A POINT OF REFERENCE, COMMENCE AT THE NORTHEAST CORNER OF SAID SECTION 31, SAID POINT ALSO BEING THE NORTHWEST CORNER OF SAID SECTION 32; THENCE ALONG THE EAST LINE OF SAID SECTION 31, S02°00'21"E, 2,763.91 FEET TO A POINT ON THE SOUTHERLY LINE OF THE ABERDEEN PROPERTY AS DESCRIBED IN OFFICIAL RECORDS BOOK 3974, PAGE 2304 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE DEPARTING SAID EAST LINE AND CONTINUING ALONG SAID SOUTH LINE OF THE ABERDEEN PROPERTY, S84°22'20"E, 269.06 FEET TO THE NORTHWESTERLY CORNER OF SAID PARCEL "B" PIT #2 AND THE POINT OF BEGINNING; THENCE CONTINUING ALONG SAID SOUTH LINE OF THE ABERDEEN PROPERTY AND THE NORTH LINE OF SAID PARCEL "B" PIT 2, S84°22'20"E, 776.86 FEET TO THE NORTHEAST CORNER OF SAID PARCEL "B" PIT #2; THENCE ALONG THE EASTERLY LINE OF SAID PARCEL "B" PIT #2, S10°10'30"W, 421.59 FEET TO THE SOUTHEAST CORNER OF SAID PARCEL "B" PIT 2; THENCE ALONG THE SOUTHERLY LINE OF SAID PARCEL "B" PIT 2, S70°30'45"W, 437.68 FEET; THENCE CONTINUING ALONG SAID SOUTHERLY LINE, N87°01'51"W, 248.76 FEET TO A POINT ON THE WESTERLY LINE OF THAT PROPERTY DESCRIBED IN OFFICIAL RECORDS BOOK 4987, PAGE 1710 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE ALONG SAID WESTERLY LINE, S01°58'17"W, 470.00 FEET; THENCE CONTINUING ALONG SAID WESTERLY LINE, S60°58'22"W, 368.20 FEET TO THE EASTERLY RIGHT OF WAY LINE OF WILLIAMSON BOULEVARD, A 130.00 FEET RIGHT OF WAY PER O.R.B. 894, PAGE 667 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA AND THE BEGINNING OF A NON TANGENT CURVE, CONCAVE SOUTHWESTERLY AND HAVING A RADIUS OF 1990.08 FEET AND CENTRAL ANGLE OF 07°30'31" WITH A CHORD BEARING N39°16'30"W; THENCE IN A NORTHERLY DIRECTION ALONG THE ARC OF SAID CURVE, 260.80 FEET; THENCE CONTINUING ALONG SAID EASTERLY RIGHT OF WAY LINE, N43°01'45"W, 492.16 FEET; THENCE, DEPARTING SAID EASTERLY RIGHT OF WAY LINE, N46°58'40"E, 486.24 FEET TO A

POINT ON THE SOUTH LINE OF PARCEL "A" PIT 1 AS DESCRIBED IN OFFICIAL RECORDS BOOK 5659, PAGE 2462 OF THE OFFICIAL RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE ALONG SAID SOUTH LINE, S45°22'19"E, 330.25 FEET; THENCE CONTINUING ALONG SAID SOUTH LINE, S87°01'51"E, 150.00 FEET TO THE SOUTHEAST CORNER OF SAID PARCEL "A" PIT-1; THENCE ALONG THE EASTERLY LINE OF SAID PARCEL "A" PIT-1, N05°37'40"E, 622.15 FEET TO THE SOUTH LINE OF AFORESAID ABERDEEN PROPERTY AND THE POINT OF BEGINNING.

Site 114

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF VOLUSIA, STATE OF FLORIDA, AND DESCRIBED AS FOLLOWS:

A portion of land, lying within Section 3, Township 15 South, Range 32 East Volusia County Florida, being more particularly described as follows:

Beginning at a point in a drainage ditch at the intersection of the East right of way line of North Clyde Morris Boulevard (CR 438), a 140 foot public right of way and the South right of way line of Strickland Range Rood, a 125 foot public right of way; thence along said South right of way line of Strickland Range Road N 89°30’18” E for 696.24 feet to a point in a drainage ditch; thence leaving said South right of way line of Strickland Range Road and with the common line with Tuscany Townhomes Phase One as shown on a plat recorded in Map Book 54 at page 198, Official Records of Volusia County, Florida the following four (4) courses to wit: (1) S 17°45’45” E for 355.20 feet to a found concrete monument (LB 5610); (2) S 84°50’48” E for 178.13 feet to a found concrete monument (LB 5610); (3) N 46°04’40” E for 76.20 feet to a found concrete monument (LB 5610); (4) S 44°17’52” E for 407.69 feet to a found concrete monument (LB 5610); thence with the common line of the lands now or formerly of Oak Hill Builders LLC as shown in a deed recorded in Official Record Book 7199 at page 1229, Official Records of Volusia County, Florida the following three (3) courses to wit: (1) S 44°17’52” E for 706.90 feet to a set iron pin with cap (LB 7064); (2) S 89°48’23” W for 251.83 feet to a set iron pin with cap (LB 7064); (3) S42°59’11” E for 1363.99 feet to set iron pin with cap (LB 7064); thence with the common line with the lands now or formerly of Indigo Development LLC as shown in a deed recorded In Official Record Book 4784 at page 628, Official Records of Volusia County, Florida S 64°23’05” W for 766.25 feet to a point in a pond, passing set iron pin with cap at 606.47 feet; thence with the common line of Lot 2, Daytona Surgery Center as shown on a plat recorded in Map Book 50 at page 143, Official Records of Volusia County, Florida N 47°02’54” W for 230.65 feet to a point in a pond; thence with the common line of Lakeside Professional Center as shown on a plat recorded in Map Book 50 at page 49, Official Records of Volusia County, Florida N 47°02’47” W for 509.99 feet to a found pin with cap; thence with the common line of Lakeside Professional Boulevard, 65' Private right of way, as shown on a plat recorded in Map Book 50 at page 49, Official Records of Volusia County, Florida the following two (2) courses to wit: (1) N 00°19’49” E for 65.00 feet to a found iron pin with cap; (2) along the arc of a non-radial curve to the left having a radius of 615.00 feet, an arc length of 160.26 feet and being subtended by a chord bearing S 82°38’35” W for 159.81 feet to a found iron pin with cap; thence with the common line of the lands now or formerly of Sliver Holly Development LLC as shown in a deed recorded in Official Record Book 5465 at page 3617, Official Records of Volusia County, Florida the following two (2) courses to wit: (1) N

25°23’29” W for 630.64 feet to a set iron pin with cap (LB 7064); (2) S 64°35’26” W for 320.31 feet to a set iron pin with cap (LB 7034) on the East right of way line of North Clyde Morris Boulevard; thence with said East right of way line of North Clyde Morris Boulevard the following two (2) courses to wit: (1) along the arc of a non-radial curve to the right having a radius of 5,659.58 feet, an arc length of 579.48 feet and being subtended by a chord bearing N 22°27’22” W for 579.23 feet to a point; (2) N 19°31’22” W for 961.92 feet to the Point of Beginning.

Site 115

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF VOLUSIA, STATE OF FLORIDA, AND DESCRIBED AS FOLLOWS:

A portion of land, lying within Section 3, Township 15 South, Range 32 East Volusia County Florida, being more particularly described as follows:

Commence at the intersection of the West right of way line of North Clyde Morris Boulevard and the North right of way line of LPGA Boulevard (County Road 4019); thence along said North right of way line of LPGA Boulevard N 64°41'03" E for 700.00 feet to a found concrete monument (LB 2232) and the Point of Beginning; thence leaving said North right of way line of LPGA Boulevard and with the common line of Lot 1 as found on a plat recorded in Map Book 50, page 143, Official Records of Volusia County, Florida the following two courses to wit: (1) N 01°57'24" E for 731.65 feet to a found concrete monument (LB 2232); (2) S 72°13'25" W for 71.67 feet to a set iron pin with cap (LB 7064); thence with the common line Lot 2 as found on a plat recorded in Map Book 50, page 143, Official Records of Volusia County, Florida N 47°02'54" W for 153.91 feet to a point in a pond; thence with the common line of the lands now or formerly of Consolidated-Tomoka Land Company as recorded in Official Record Book 4785 at page 4805, Official Records of Volusia County, Florida N 64°23'06" E for 766.25 feet to a set iron pin with cap (LB 7064), passing a set iron pin with cap (LB 7064) at 159.78 feet as witness; thence with the common line of the lands now of formerly of Oak Hill Builders as recorded in Official Record Book 7199 at page 1229, Official Records of Volusia County, Florida N 64°23'06" E for 1155.17 feet to a found concrete monument (LB 2232); thence with the common line of the Grand Preserve Phase 1 Subdivision as recorded in Map Book 49 at page 173, Official Records of Volusia County, Florida N 64°23’07” E for 385.26 feet to a point; thence with the common line of the lands now or formerly of Indigo Development LLC as recorded in Official Record Book 6314 at page 1563, Official Records of Volusia County, Florida S 00°06’48” E for 886.98 to a point on the North right of way line of LPGA Boulevard; thence along said North right of way line of LPGA Boulevard S 64°21'26" W for 2136.21 feet to the Point of Beginning.

Site 116

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF VOLUSIA, STATE OF FLORIDA, AND DESCRIBED AS FOLLOWS:

A PORTION OF SECTIONS 2 AND 3, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGIN AT THE INTERSECTION OF THE WEST RIGHT OF WAY LINE OF GRAND PRESERVE WAY, ACCORDING TO THE PLAT OF GRAND PRESERVE - PHASE ONE, AS RECORDED IN MAP BOOK 49, PAGES 173-177, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY. FLORIDA, AND THE NORTH RIGHT OF WAY LINE OF LPGA BOULEVARD PER OFFICIAL RECORDS BOOK 3973, PAGE 1974 OF SAID PUBLIC RECORDS; THENCE S64°21'38"W, ALONG SAID NORTH RIGHT OF WAY LINE OF LPGA BOULEVARD, A DISTANCE OF 1450.00 FEET; THENCE DEPARTING SAID NORTH RIGHT OF WAY LINE, RUN N00°06'36"W, A DISTANCE OF 886.56 FEET TO A POINT ON THE SOUTH LINE OF SAID GRAND PRESERVE – PHASE ONE: THENCE N64°21'38"E, ALONG SAID SOUTH LINE, A DISTANCE OF 1025.00 FEET TO A POINT ON A WESTERLY LINE OF SAID GRAND PRESERVE - PHASE ONE; THENCE ALONG SAID WESTERLY LINE THE FOLLOWING FOUR (4) COURSES AND DISTANCES: S25°38'22"E, A DISTANCE OF 470.13 FEET; THENCE N64°21'38"E, A DISTANCE OF 92.70 FEET TO A POINT ON A NON TANGENT CURVE, CONCAVE EASTERLY, HAVING A RADIUS OF 293.56 FEET, A CENTRAL ANGLE OF 33°51’33”, A CHORD BEARING OF S08°42'36"E AND A CHORD DISTANCE OF 170.97 FEET; THENCE SOUTHERLY ALONG THE ARC OF SAID CURVE A DISTANCE OF 173.48 FEET TO THE END OF SAID CURVE; THENCE S25°38'22"E, A DISTANCE OF 166.31 FEET TO THE POINT OF BEGINNING.

Site 150a

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF VOLUSIA, STATE OF FLORIDA, AND DESCRIBED AS FOLLOWS:

A PARCEL OF LAND LYING IN SECTIONS 3 AND 4, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE NORTHEAST CORNER OF IRC 7-ELEVEN SUBDIVISION ACCORDING TO THE PLAT THEREOF, AS RECORDED IN MAP BOOK 46, PAGE 137 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, RUN THENCE ALONG THE WEST RIGHT OF WAY LINE OF NORTH WILLIAMSON BOULEVARD, N.16°25'06"W., A DISTANCE OF 50.00 FEET TO THE POINT OF BEGINNING; THENCE ALONG THE NORTH RIGHT OF WAY LINE OF GATEWAY NORTH DRIVE, S.73°34'30"W., A DISTANCE OF 22.50 FEET; THENCE N.16°25'30”W., A DISTANCE OF 15.00 FEET; THENCE S.73°34'30”W., A DISTANCE OF 10.00 FEET; THENCE S.16°25'30”E., A DISTANCE OF 15.00 FEET TO A POINT ON THE AFORESAID NORTH RIGHT OF WAY LINE OF GATEWAY NORTH DRIVE; THENCE ALONG SAID NORTH RIGHT OF WAY LINE OF GATEWAY NORTH DRIVE THE FOLLOWING SEVENTEEN (17) COURSES: 1) S.73°34'30"W., A DISTANCE OF 109.76 FEET; 2) SOUTHWESTERLY, 133.52 FEET ALONG THE ARC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 325.00 FEET AND A CENTRAL ANGLE OF 23°32'18" (CHORD BEARING S.61°48'22"W., 132.58 FEET); 3) S.50°02'12"W., A DISTANCE OF 104.82 FEET; 4) SOUTHWESTERLY, 68.16 FEET ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 275.00 FEET AND A CENTRAL ANGLE OF 14°12'07" (CHORD BEARING S.57°08'16"W., 67.99 FEET); 5) S.64°14'20"W., A DISTANCE OF 68.59 FEET; 6) WESTERLY, 155.64 FEET ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 775.00 FEET AND A CENTRAL ANGLE OF 11°30'24" (CHORD BEARING S.69°59'32"W., 155.38 FEET); 7) N.14°15'16"W., A DISTANCE OF 10.00 FEET; 8) WESTERLY, 120.79 FEET ALONG THE ARC OF A NON-TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 765.00 FEET AND A CENTRAL ANGLE OF 09°02'47" (CHORD BEARING S.80°16'07"W., 120.66 FEET); 9) S.84°47'30"W., A DISTANCE OF 408.62 FEET; 10) NORTHWESTERLY, 39.28 FEET ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 25.00 FEET AND A CENTRAL ANGLE OF 90°00'00" (CHORD BEARING N.50°12'30"W., 35.36 FEET); 11) S.84°47'30"W., A DISTANCE OF 70.00 FEET; 12) SOUTHWESTERLY, 39.28 FEET ALONG THE ARC OF A NON-TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 25.00 FEET AND A CENTRAL ANGLE OF 90°00'54" (CHORD BEARING S.39°47'30"W., 35.36 FEET); 13) S.84°47'30"W., A DISTANCE OF 99.70 FEET; 14) WESTERLY, 368.11 FEET ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 665.00 FEET AND A CENTRAL ANGLE OF 31°42'58" (CHORD BEARING N.79°21'01"W., 363.43 FEET); 15) N.63°29'32"W., A DISTANCE OF 48.71 FEET; 16) S.26°30'28"W., A DISTANCE OF 10.00 FEET; 17) N.63°29'32"W., A DISTANCE OF 429.29 FEET; THENCE NORTHWESTERLY, 286.23 FEET ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 320.41 FEET AND A CENTRAL ANGLE OF 51°11'06" (CHORD BEARING N.37°53'59"W., 276.81 FEET);

THENCE N.12°18'25"W., A DISTANCE OF 171.03 FEET; THENCE S.73°07'24"W., A DISTANCE OF 876.18 FEET TO A POINT ON THE EAST RIGHT OF WAY LINE OF STATE ROAD 9 (INTERSTATE 95); THENCE ALONG SAID EAST RIGHT OF WAY LINE THE FOLLOWING THREE (3) COURSES: 1) NORTHERLY, 166.18 FEET ALONG THE ARC OF A NON-TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 2095.45 FEET AND A CENTRAL ANGLE OF 04°32'38" (CHORD BEARING N.20°18'20"W., 166.14 FEET); 2) N.18°02'00"W., A DISTANCE OF 1486.14 FEET; 3) N.16°53'17"W., A DISTANCE OF 2237.20 FEET TO A POINT ON THE BOUNDARY OF FLORIDA DEPARTMENT OF TRANSPORTATION MITIGATION AREA A; THENCE ALONG SAID BOUNDARY THE FOLLOWING FOUR (4) COURSES: 1) N.73°06'09"E., A DISTANCE OF 91.18 FEET; 2) NORTHERLY, 188.95 FEET ALONG THE ARC OF A NON-TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 2133.49 FEET AND A CENTRAL ANGLE OF 05°04'28" (CHORD BEARING N.02°30'13"E., 188.89 FEET); 3) N.05°02'27"E., A DISTANCE OF 125.10 FEET; 4) NORTHERLY, 122.79 FEET ALONG THE ARC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 2033.49 FEET AND A CENTRAL ANGLE OF 03°27'35" (CHORD BEARING N.03°18'39"E., 122.77 FEET) TO A POINT ON THE SOUTH RIGHT OF WAY LINE OF FLOMICH AVENUE EXTENSION); THENCE ALONG SAID SOUTH RIGHT OF WAY LINE, N.89°16'25"E., A DISTANCE OF 463.60 FEET; THENCE S.06°39'55"E., A DISTANCE OF 512.26 FEET TO A POINT ON THE BOUNDARY OF THE FLORIDA DEPARTMENT OF TRANSPORTATION MITIGATION AREA G; THENCE ALONG SAID BOUNDARY THE FOLLOWING THIRTY-SIX (36) COURSES: 1) S.18°30'43"E., A DISTANCE OF 33.55 FEET; 2) S.61°43'41"W., A DISTANCE OF 47.61 FEET; 3) S.19°33'28"E., A DISTANCE OF 60.07 FEET; 4) S.44°46'15"W., A DISTANCE OF 26.57 FEET; 5) S.89°45'50"W., A DISTANCE OF 21.22 FEET; 6) S.44°46'15"W., A DISTANCE OF 6.73 FEET; 7) S.15°31'06"E., A DISTANCE OF 70.47 FEET; 8) S.21°45'07"E., A DISTANCE OF 42.50 FEET; 9) S.36°01'53"E., A DISTANCE OF 28.32 FEET; 10) N.78°30'48"E., A DISTANCE OF 26.23 FEET; 11) N.48°06'57"E., A DISTANCE OF 42.78 FEET; 12) S.89°39'45"E., A DISTANCE OF 20.23 FEET; 13) N.51°52'48"E., A DISTANCE OF 37.22 FEET; 14)

S.38°20'37"E., A DISTANCE OF 14.13 FEET; 15) S.09°49'56"E., A DISTANCE OF 49.67 FEET; 16) N.86°49'11"E., A DISTANCE OF 49.79 FEET; 17) S.55°50'30"E., A DISTANCE OF 32.36 FEET; 18) S.04°35'18"W., A DISTANCE OF 32.80 FEET; 19) N.77°28'01"W., A DISTANCE OF 24.04 FEET; 20) S.57°37'08"W., A DISTANCE OF 30.19 FEET; 21) S.04°57'34"E., A DISTANCE OF 43.55 FEET; 22) S.00°26'42"W., A DISTANCE OF 33.14 FEET; 23) S.15°30'33"W., A DISTANCE OF 49.79 FEET; 24) S.08°54'30"E., A DISTANCE OF 32.92 FEET; 25) S.31°27'33"E., A DISTANCE OF 67.45 FEET; 26) S.58°24'38"W., A DISTANCE OF 33.67 FEET; 27) S.54°37'41"W., A DISTANCE OF 6.91 FEET; 28)

S.16°53'34"E., A DISTANCE OF 843.75 FEET; 29) N.73°06'26"E., A DISTANCE OF 107.18 FEET; 30) N.10°06'05"E., A DISTANCE OF 25.37 FEET; 31) N.40°04'34"E., A DISTANCE OF 50.04 FEET; 32) N.18°15'11"E., A DISTANCE OF 25.03 FEET; 33) N.45°37'13"E., A DISTANCE OF 51.60 FEET; 34) N.28°59'33"E., A DISTANCE OF 74.39 FEET; 35) N.05°16'00"W., A DISTANCE OF 42.16 FEET; 36) N.36°55'39"W., A DISTANCE OF 15.19 FEET; THENCE N.79°44'38"E., A DISTANCE OF 128.62 FEET; THENCE S.16°25'00"E., A DISTANCE OF 1130.53 FEET TO A POINT ON THE BOUNDARY OF THE FLORIDA DEPARTMENT OF TRANSPORTATION MITIGATION AREA F; THENCE ALONG SAID BOUNDARY THE FOLLOWING THIRTY-THREE (33) COURSES:1) S.62°12'02"W., A DISTANCE OF 44.47 FEET; 2) N.24°51'59"W., A DISTANCE OF 20.28 FEET; 3)

N.51°10'42"W., A DISTANCE OF 31.16 FEET; 4) N.53°34'34"W., A DISTANCE OF 50.97 FEET; 5) N.25°39'34"E., A DISTANCE OF 33.45 FEET; 6) N.03°17'37"W., A DISTANCE OF 41.32 FEET; 7) N.83°02'33"W., A DISTANCE OF 27.31 FEET; 8) S.46°48'31"W., A DISTANCE OF 38.08 FEET; 9) S.37°17'37"W., A DISTANCE OF 40.16 FEET; 10) S.49°34'58"W., A DISTANCE OF 56.30 FEET; 11) S.64°03'52"W., A DISTANCE OF 44.27 FEET; 12)

N.76°50'28"W., A DISTANCE OF 34.02 FEET; 13) S.66°32'02"W., A DISTANCE OF 30.53 FEET; 14) N.33°28'59"W., A DISTANCE OF 65.29 FEET; 15) N.10°41'49"W., A DISTANCE OF 60.48 FEET; 16) N.41°46'37"W., A DISTANCE OF 32.14 FEET; 17) N.65°33'46"W., A DISTANCE OF 10.01 FEET; 18) S.16°53'40"E., A DISTANCE OF 822.36 FEET; 19) N.11°48'54"E., A DISTANCE OF 26.78 FEET; 20) N.11°02'11"W., A DISTANCE OF 28.97 FEET; 21) N.86°18'42"E., A DISTANCE OF 14.59 FEET; 22) N.15°06'48"E., A DISTANCE OF 41.68 FEET; 23) S.89°58'56"E., A DISTANCE OF 30.47 FEET; 24) N.12°20'41"E., A DISTANCE OF 41.19 FEET; 25) N.20°00'08"E., A DISTANCE OF 42.41 FEET; 26)

N.22°20'03"E., A DISTANCE OF 48.30 FEET; 27) N.87°33'48"E., A DISTANCE OF 40.41 FEET; 28) S.62°42'16"E., A DISTANCE OF 46.29 FEET; 29) S.33°08'57"E., A DISTANCE OF 41.83 FEET; 30) S.85°18'16"E., A DISTANCE OF 10.71 FEET; 31) N.75°44'23"E., A DISTANCE OF 41.70 FEET; 32) N.21°45'46"E., A DISTANCE OF 56.69 FEET; 33) N.07°26'45"E., A DISTANCE OF 45.02 FEET; THENCE S.16°25'00"E., A DISTANCE OF 663.66 FEET; THENCE N.73°33'05"E., A DISTANCE OF 2115.35 FEET TO A POINT ON THE AFORESAID WEST RIGHT OF WAY LINE OF NORTH WILLIAMSON BOULEVARD; THENCE ALONG SAID WEST RIGHT OF WAY LINE, S.16°25'06"E., A DISTANCE OF 1197.99 FEET TO THE POINT OF BEGINNING.

LESS AND EXCEPT, FLORIDA DEPARTMENT OF TRANSPORTATION WATER RETENTION AREA PART B AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE NORTHWEST CORNER OF SECTION 4, TOWNSHIP 15 SOUTH, RANGE 32 EAST; RUN THENCE ALONG THE NORTH BOUNDARY OF SAID SECTION 4, N.89°16'25"E., A DISTANCE OF 1541.49 FEET; THENCE S.00°43'35"E., A DISTANCE OF 213.63 FEET TO THE POINT OF BEGINNING; THENCE S.86°09'40"E., A DISTANCE OF 90.00 FEET; THENCE S.38°57'18"E., A DISTANCE OF 229.12 FEET; THENCE S.76°25'14"E., A DISTANCE OF 91.13 FEET; THENCE S.18°53'56"E., A DISTANCE OF 100.52 FEET; THENCE S.38°13'25"W., A DISTANCE OF 127.78 FEET; THENCE S.27°16'46"W., A DISTANCE OF 245.00 FEET; THENCE S.21°04'36"E., A DISTANCE OF 238.70 FEET; THENCE S.03°30'50"W., A DISTANCE OF 41.45 FEET; THENCE S.73°05'45"W., A DISTANCE OF 189.47 FEET; THENCE NORTHERLY, 778.62 FEET ALONG THE ARC OF A NON-TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 2033.49 FEET AND A CENTRAL ANGLE OF 21°56'18" (CHORD BEARING N.05°56'08"W., 773.87 FEET); THENCE N.05°02'01"E., A DISTANCE OF 125.10 FEET; THENCE NORTHERLY, 43.82 FEET ALONG THE ARC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 2133.49 FEET AND A CENTRAL ANGLE OF 01°10'37" (CHORD BEARING N.04°26'43"E., 43.82 FEET) TO THE POINT OF BEGINNING.

Site 150b

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF VOLUSIA, STATE OF FLORIDA, AND DESCRIBED AS FOLLOWS:

A PORTION OF SECTION 4, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE INTERSECTION OF THE EASTERLY RIGHT OF WAY LINE OF INTERSTATE 95 (STATE ROAD 9) WITH THE NORTH LINE OF SECTION 4, TOWNSHIP 15 SOUTH, RANGE 32 EAST; THENCE S16°53'56"E ALONG SAID EASTERLY RIGHT OF WAY LINE, 130.15 FEET TO THE SOUTHERLY RIGHT OF WAY LINE OF FLOMICH AVENUE EXTENSION AS DESCRIBED IN OFFICIAL RECORDS BOOK 367, PAGE 68, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE N89°16'15"E ALONG SAID SOUTHERLY RIGHT OF WAY LINE, 717.72 FEET TO THE POINT OF BEGINNING; N89°16'15"E ALONG SAID SOUTHERLY RIGHT OF WAY LINE, 2185.42 FEET; THENCE N88°59'29"E ALONG SAID SOUTHERLY RIGHT OF WAY LINE, 330.84 FEET TO THE WESTERLY RIGHT OF WAY LINE OF WILLIAMSON BOULEVARD AS DESCRIBED IN OFFICIAL RECORDS BOOK 895, PAGE 667, SAID PUBLIC RECORDS; THENCE S16°25'10"E ALONG SAID WESTERLY RIGHT OF WAY LINE, 1289.14 FEET TO THE NORTH LINE OF THAT PROPERTY DESCRIBED IN OFFICIAL RECORDS BOOK 4442, PAGE 4396, SAID PUBLIC RECORDS; THENCE S79°44'19"W ALONG SAID NORTH LINE AND THE WESTERLY EXTENSION THEREOF, 2264.17 FEET THE EASTERLY LINE OF A FLORIDA DEPARTMENT OF TRANSPORTATION MITIGATION AREA PART G AS DESCRIBED IN OFFICIAL RECORDS BOOK 3826, PAGE 1517, SAID PUBLIC RECORDS; THENCE ALONG THE EASTERLY BOUNDARY OF SAID MITIGATION AREA PART G, THE FOLLOWING38 (THIRTYEIGHT) COURSES; N36°56'01"W, 19.93 FEET; THENCE N84°14'46"W, 44.32 FEET; THENCE N14°39'58"E, 60.95 FEET; THENCE S81°22'43"E, 28.84 FEET; THENCE N27°07'46"E, 42.70 FEET; THENCE N16°15'34"W, 67.18 FEET; THENCE N01°52'31"E, 33.37 FEET; THENCE N56°11'13"W, 64.80 FEET; THENCE N47°31'55"W, 34.91 FEET; THENCE N73°34'41"W, 62.29 FEET; THENCE N71°15'31"W, 69.00 FEET; THENCE N24°17'59"W, 36.06 FEET; THENCE N06°09'17"W, 58.96 FEET; THENCE N33°05'00"E, 67.28 FEET; THENCE N13°04'51"W, 44.24 FEET; THENCE N15°06'46"E, 33.13 FEET; THENCE N36°27'03"W, 70.70 FEET; THENCE N24°26'10"E, 61.12 FEET; THENCE N50°19'04"E, 66.40 FEET; THENCE N03°24'29"W, 51.99 FEET; THENCE N18°12'02"E, 37.43 FEET; THENCE N14°40'23"W, 47.53 FEET; THENCE N53°56'43"W, 22.70 FEET; THENCE N46°51'41"W, 44.20 FEET; THENCE N26°40'48"W, 69.03 FEET; THENCE N45°24'28"W, 21.64 FEET; THENCE S72°26'18"W, 54.58 FEET; THENCE N61°27'13"W, 50.11 FEET; THENCE N53°25'16"W, 31.76 FEET; THENCE S89°45'28"W, 20.34 FEET; THENCE N20°23'19"W, 20.77 FEET; THENCE N69°08'09"W, 50.45 FEET; THENCE N07°24'55"W, 52.18 FEET; THENCE N09°52'14"W, 35.72 FEET; THENCE N48°14'03"W, 47.54 FEET; THENCE N87°15'55"W, 46.42 FEET; THENCE S65°40'21"W, 19.60 FEET; THENCE S39°02'49"W, 27.36 FEET; THENCE DEPART SAID EASTERLY BOUNDARY N06°39'55"W, 512.48 FEET TO THE POINT OF

BEGINNING.

Site 205

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF VOLUSIA, STATE OF FLORIDA, AND DESCRIBED AS FOLLOWS:

THAT PORTION OF CORNERSTONE OFFICE PARK REPLAT 2, AS RECORDED IN MAP BOOK 54, PAGES 122 AND 123, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE NORTHERN MOST CORNER OF SAID CORNERSTONE OFFICE PARK REPLAT 2; THENCE S.16°25'27"E., ALONG THE WESTERLY RIGHT OF WAY LINE OF WILLIAMSON BOULEVARD A DISTANCE OF 625.87 FEET; THENCE S.73°19'30"W., A DISTANCE OF 214.05 FEET; THENCE N.16°48'29"W., A DISTANCE OF 39.74 FEET; THENCE S.73°20'34"W., A DISTANCE OF 11.89 FEET TO THE POINT OF BEGINNING OF THE HEREIN DESCRIBED PARCEL OF LAND; THENCE S.73°20'34"W., A DISTANCE OF 507.98 FEET; THENCE S.16°33'55"E., A DISTANCE OF 370.93 FEET; THENCE N.73°11'31"E., A DISTANCE OF 507.98 FEET; THENCE N.16°33'55"W., A DISTANCE OF 369.60 FEET TO THE POINT OF BEGINNING. TOGETHER WITH PERPETUAL, NON-EXCLUSIVE EASEMENTS FOR INGRESS, EGRESS, PARKING, DRAINAGE AND UTILITIES AS SET FORTH IN THAT CERTAIN DECLARATION OF COVENANTS, RESTRICTIONS AND RECIPROCAL EASEMENTS FOR CORNERSTONE OFFICE PARK, WHICH CONTAINS PROVISIONS FOR PRIVATE CHARGES AND ASSESSMENTS, RECORDED IN OFFICIAL RECORDS BOOK 4988, PAGE 4072; AS AFFECTED BY FIRST AMENDMENT TO DECLARATION OF COVENANTS, RESTRICTIONS AND EASEMENTS FOR CORNERSTONE OFFICE PARK RECORDED IN OFFICIAL RECORDS BOOK 5594, PAGE 3387; AS AFFECTED BY SECOND AMENDMENT TO DECLARATION OF COVENANTS, RESTRICTIONS AND EASEMENT FOR CORNERSTONE OFFICE PARK RECORDED IN OFFICIAL RECORDS BOOK 6902, PAGE 2454; AS AFFECTED BY THIRD AMENDMENT TO DECLARATION OF COVENANTS, RESTRICTIONS AND RECIPROCAL EASEMENTS FOR CORNERSTONE OFFICE PARK RECORDED IN OFFICIAL RECORDS BOOK 7121, PAGE 1665; AS AFFECTED BY AMENDED AND RESTATED DECLARATION OF COVENANTS, RESTRICTIONS AND RECIPROCAL EASEMENTS FOR CORNERSTONE OFFICE PARK RECORDED IN OFFICIAL RECORDS BOOK 7193, PAGE 2985, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; AS AFFECTED BY FIRST AMENDMENT TO AMENDED AND RESTATED DECLARATION OF COVENANTS, RESTRICTIONS AND RECIPROCAL EASEMENTS FOR CORNERSTONE OFFICE PARK RECORDED IN OFFICIAL RECORDS BOOK 7729, PAGE 1693; AS AFFECTED BY CORRECTIVE FIRST AMENDMENT TO AMENDED AND RESTATED DECLARATION OF COVENANTS, RESTRICTIONS AND RECIPROCAL EASEMENTS FOR CORNERSTONE OFFICE PARK RECORDED IN OFFICIAL RECORDS BOOK 7736, PAGE 2806.

Site 218

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF VOLUSIA, STATE OF FLORIDA, AND DESCRIBED AS FOLLOWS:

PARCEL 16A

THAT PORTION OF SECTIONS 2 AND 3, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, LYING SOUTH OF LPGA BOULEVARD (FORMERLY ELEVENTH STREET), AS DESCRIBED IN OFFICIAL RECORDS BOOK 534, PAGE 394, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; EAST OF DRAINAGE DITCH EASEMENT AS DESCRIBED IN OFFICIAL RECORDS BOOK 410, PAGE 141, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; WEST OF PARCEL DESCRIBED IN DEED TO SALVATION ARMY RECORDED IN OFFICIAL RECORDS BOOK 4091, PAGE 4405, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; AND NORTH OF PARCEL DESCRIBED IN DEED TO FLORIDA INLAND NAVIGATION DISTRICT RECORDED IN OFFICIAL RECORDS BOOK 3887, PAGE 1261, PUBLIC RECORDS OF VOLUSIA

COUNTY, FLORIDA.

THE ABOVE PARCEL BEING ALSO DESCRIBED AS FOLLOWS:

A PORTION OF SECTIONS 2 & 3, TOWNSHIP I5 SOUTH. RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

AS A POINT OF REFERENCE, COMMENCE AT A CONCRETE MONUMENT MARKING THE SOUTHWEST CORNER OF SAID SECTION 2; THENCE RUN NORTH 02°06'59" EAST (DEED) (N 02°07'23" E, FIELD MEASURED) ALONG THE WEST LINE OF SAID SECTION 2, A DISTANCE OF 2473.69 FEET (DEED) (2473.66' FIELD MEASURED) TO AN INTERSECTION WITH THE EASTERLY LINE OF A 130-FOOT WIDE DRAINAGE DITCH EASEMENT AS DESCRIBED IN OFFICIAL RECORDS BOOK 410, PAGE 141, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE RUN SOUTH 25°41'05" EAST (SOUTH 25°40'20" EAST PER SAID DEED), ALONG SAID EASTERLY EASEMENT LINE, A DISTANCE OF 271.59 FEET TO A POINT THEREIN AND THE POINT OF BEGINNING OF THIS DESCRIPTION, SAID POINT BEING THE NORTHWESTERLY CORNER OF THAT PARCEL OF LAND DEEDED FROM PATRICIA LAGONI, AS TRUSTEE UNDER TRUST IDI-1, TO THE FLORIDA INLAND NAVIGATION DISTRICT (F.I.N.D.), AS RECORDED IN OFFICIAL RECORDS BOOK 3887, PAGE 1261, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE RUN NORTH 25°41''05" WEST, ALONG SAID EASTERLY EASEMENT LINE, A DISTANCE OF 350.05 FEET TO AN INTERSECTION WITH THE SOUTHERLY LINE OF THE ORIGINAL 125-FOOT WIDE RIGHT-OF-WAY OF L.P.G.A. BOULEVARD (FORMERLY ELEVENTH STREET) AS DESCRIBED IN OFFICIAL RECORDS BOOK 534, PAGE 394, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE RUN NORTH 64°21'19" EAST, ALONG SAID SOUTHERLY RIGHT-OF-WAY LINE, A DISTANCE OF 907.72 FEET TO A POINT THEREIN, SAID POINT BEING THE NORTHWESTERLY CORNER OF THAT PARCEL OF LAND DEEDED FROM PATRICIA LAGONI, AS TRUSTEE UNDER TRUST IDI-1, TO THE

SALVATION ARMY, AS RECORDED IN OFFICIAL RECORDS BOOK 4091, PAGE 4405, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE RUN SOUTH 25°38'41" EAST, ALONG THE WESTERLY LINE OF SAID SALVATION ARMY PARCEL, A DISTANCE OF 350.00 FEET TO THE SOUTHWESTERLY CORNER THEREOF, SAID POINT LYING ON THE NORTHERLY LINE OF THE AFOREMENTIONED F.I.N.D. PARCEL; THENCE RUN SOUTH 64°21'19" WEST, ALONG THE NORTHERLY LINE OF SAID F.I.N.D. PARCEL, A DISTANCE OF 907.51 FEET TO THE NORTHWESTERLY CORNER THEREOF AND THE POINT OF BEGINNING OF THIS DESCRIPTION.

Site 228a

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF VOLUSIA, STATE OF FLORIDA, AND DESCRIBED AS FOLLOWS:

A PORTION OF SECTION 9, 10, 15 AND 16, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, DAYTONA BEACH, FLORIDA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEAST CORNER OF LOT 2, DISTRIBUTION CENTER, AS RECORDED IN MAP BOOK 56, PAGES 177 THRU 179 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, SAID POINT BEING ON THE SOUTHERLY LINE OF TRACT F, TOMOKA TOWN CENTER, AS RECORDED IN MAP BOOK 57, PAGES 127-135, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE ALONG THE SOUTH LINE OF SAID TRACT F, N89°30'48"E, 2.55 FEET TO THE SOUTHEAST CORNER OF SAID TRACT F, TOMOKA TOWN CENTER; THENCE ALONG THE EAST LINE OF SAID TRACT F, N00°00'05"W, 70.00 FEET TO THE SOUTH LINE OF THAT CERTAIN PARCEL RECORDED IN OFFICIAL RECORDS BOOK 5737, PAGE 3520, SAID PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE ALONG SAID SOUTH LINE, N89°30'48"E, 429.64 FEET TO THE WESTERLY RIGHT OF WAY LINE OF MASON AVENUE, AN 80.00 FOOT RIGHT OF WAY AS RECORDED IN OFFICIAL RECORDS BOOK 5963, PAGE 1243 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, AND THE BEGINNING OF A NON-TANGENT CURVE, CONCAVE EASTERLY, HAVING A RADIUS OF 1568.00 FEET AND CENTRAL ANGLE OF 11°44'15" WITH A CHORD BEARING S18°33'23"E; THENCE IN A SOUTHEASTERLY DIRECTION ALONG THE ARC OF SAID CURVE, 321.21 FEET TO A POINT ON THE NORTH LINE OF SAID LOT 2, DISTRIBUTION CENTER, SAID POINT ALSO BEING THE BEGINNING OF CURVE, CONCAVE NORTHWESTERLY, HAVING A RADIUS OF 35.00 FEET AND CENTRAL ANGLE OF 86°48'15"; THENCE IN A SOUTHERLY DIRECTION ALONG THE ARC OF SAID CURVE, 53.03 FEET; THENCE CONTINUING ALONG THE BOUNDARY OF SAID LOT 2, S62°22'45"W, 425.91 FEET; THENCE CONTINUING ALONG THE BOUNDARY OF SAID LOT 2, N16°36'43"W, 493.87 FEET TO THE POINT OF BEGINNING.

TOGETHER WITH A PERPETUAL NON-EXCLUSIVE EASEMENT FOR DRAINAGE AS SET FORTH IN AND MORE PARTICULARLY DESCRIBED IN THAT CERTAIN DRAINAGE EASEMENT RECORDED IN OFFICIAL RECORDS BOOK 7636, PAGE 2882 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA.

Site 228b

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF VOLUSIA, STATE OF FLORIDA, AND DESCRIBED AS FOLLOWS:

A PORTION OF SECTION 15, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, DAYTONA BEACH, FLORIDA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT THE INTERSECTION OF THE NORTH RIGHT OF WAY LINE OF DUNN AVENUE, AS RECORDED IN OFFICIAL RECORDS BOOK 7089, PAGE 1497 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA WITH THE EAST RIGHT OF WAY LINE OF MASON AVENUE AS RECORDED IN OFFICIAL RECORDS BOOK 5963, PAGE 1245 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE ALONG SAID EAST RIGHT OF WAY LINE, N13°14'39"W, 236.45 FEET TO THE BEGINNING OF A CURVE, CONCAVE EASTERLY, HAVING A RADIUS OF 1488 FEET AND CENTRAL ANGLE OF 05°14'31"; THENCE CONTINUING ALONG SAID EAST RIGHT OF WAY LINE AND THE ARC OF SAID CURVE, 136.14 FEET; THENCE ALONG SAID EAST RIGHT OF WAY LINE, N08°00'07"W, 839.68 FEET TO THE INTERSECTION OF SAID EAST RIGHT OF WAY LINE WITH THE SOUTH LINE OF THAT CERTAIN PARCEL DESCRIBED IN OFFICIAL RECORDS BOOK 5824, PAGE 0020, SAID PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE ALONG SAID SOUTH LINE, N71°02'40"E, 335.83 FEET TO THE INTERSECTION OF THE SOUTH LINE OF A 305.00 FOOT WIDE FLORIDA POWER AND LIGHT COMPANY EASEMENT, SAID POINT ALSO LYING ON THE WESTERLY LINE OF THAT CERTAIN PARCEL DESCRIBED IN OFFICIAL RECORDS BOOK 3335, PAGE 0717 SAID PUBLIC RECORDS OF VOLUSIA COUNTY; THENCE ALONG SAID WESTERLY LINE AND THE SOUTH LINE OF SAID 305 FOOT WIDE FLORIDA POWER AND LIGHT COMPANY EASEMENT, S36°52'44"W, 141.90 FEET TO THE SOUTH LINE OF SAID PARCEL DESCRIBED IN OFFICIAL RECORDS BOOK 3335, PAGE 0717; THENCE ALONG SAID SOUTH LINE, N76°23'42"E, 3.44 FEET TO THE WEST LINE OF THAT CERTAIN PARCEL DESCRIBED IN OFFICIAL RECORDS BOOK 4851, PAGE 1446 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE ALONG SAID WEST LINE, S13°02'37"E, 1164.63 FEET TO THE NORTHERLY RIGHT OF WAY LINE OF AFORESAID DUNN AVENUE AND THE BEGINNING OF A NON-TANGENT CURVE, CONCAVE NORTHERLY, HAVING A RADIUS OF 1114.50 FEET AND CENTRAL ANGLE OF 10°09'39" WITH A CHORD BEARING S77°27'39"W; THENCE ALONG SAID NORTHERLY RIGHT OF WAY LINE AND THE ARC OF SAID CURVE 197.64 FEET; THENCE S82°32'28"W, 110.77 FEET TO THE POINT OF BEGINNING.

Site 220b

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF VOLUSIA, STATE OF FLORIDA, AND DESCRIBED AS FOLLOWS:

A PORTION OF SECTIONS 2 AND 3, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE EAST 1/4 CORNER OF SECTION 10, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA; THENCE S01°20'37"E ALONG THE EAST LINE OF SAID SECTION 10, A DISTANCE OF 194.92 FEET TO THE NORTHEASTERLY RIGHT OF WAY LINE OF CLYDE MORRIS BOULEVARD AS DESCRIBED IN OFFICIAL RECORDS BOOK 2985, PAGE 712, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA AND THE BEGINNING OF A NON TANGENT CURVE CONCAVE NORTHEASTERLY HAVING A RADIUS OF 1104.74 FEET, A CENTRAL ANGLE OF 30°56'14" AND A CHORD BEARING N48°15'11"W; THENCE NORTHERLY ALONG SAID RIGHT OF WAY LINE AND ALONG THE ARC OF SAID CURVE, 596.51 FEET; THENCE ALONG SAID RIGHT OF WAY LINE N32°47'04"W, 2734.91 FEET; THENCE DEPART SAID RIGHT OF WAY LINE N57°12'50"E, 1620.60 FEET; THENCE N25°48'08"W, 254.29 FEET; THENCE N64°21'07"E, 46.47 FEET TO THE POINT OF BEGINNING; THENCE N25°48'08"W, 379.45 FEET; THENCE N64°21'07"E, 1120.00 FEET TO THE WESTERLY LINE OF A 130 FOOT WIDE DRAINAGE DITCH EASEMENT AS DESCRIBED IN OFFICIAL RECORDS BOOK 410, PAGE 141, SAID PUBLIC RECORDS; THENCE ALONG SAID WESTERLY LINE S25°48'08"E, 379.45 FEET; THENCE S64°21'07"W, 1120.00 FEET TO THE POINT OF BEGINNING.

TOGETHER WITH EASEMENTS RESERVED FOR INGRESS AND EGRESS, ACCESS, UTILITIES, UTILITY SYSTEM AND DRAINAGE IN THAT CERTAIN WARRANTY DEED RECORDED IN OFFICIAL RECORDS BOOK 4889, PAGE 1252 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, AS MORE PARTICULARLY DESCRIBED AS FOLLOWS:

EASEMENT PARCEL 1:

A PORTION OF SECTIONS 2 AND 3, ALL IN TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY FLORIDA, BEING A PORTION OF THAT CERTAIN DRAINAGE EASEMENT PARCEL AS DESCRIBED IN OFFICIAL RECORDS BOOK 410, PAGE 141, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

THE NORTHERLY 300.00 FEET AS MEASURED ALONG THE EASTERLY AND WESTERLY LINES OF THAT PORTION OF SAID DRAINAGE EASEMENT PARCEL LYING SOUTHERLY OF THE SOUTHERLY RIGHT OF WAY LINE OF LPGA BOULEVARD AS DESCRIBED IN OFFICIAL RECORDS BOOK 534, PAGE 394, SAID PUBLIC RECORDS.

EASEMENT PARCEL 2:

A PORTION OF SECTIONS 2 AND 3, ALL IN TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, BEING A PORTION OF THAT CERTAIN DRAINAGE EASEMENT PARCEL AS DESCRIBED IN OFFICIAL RECORDS BOOK 410, PAGE 141, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

THE WESTERLY 60.00 FEET OF, AS MEASURED PERPENDICULAR TO THE WESTERLY LINE OF, THE SOUTHERLY 776.35 FEET OF THE NORTHERLY 1076.45 FEET, AS MEASURED ALONG THE EASTERLY AND WESTERLY LINES OF THAT PORTION OF SAID DRAINAGE EASEMENT PARCEL LYING SOUTHERLY OF THE SOUTHERLY RIGHT OF WAY LINE OF LPGA BOULEVARD AS DESCRIBED IN OFFICIAL RECORDS BOOK 534, PAGE 394, SAID PUBLIC RECORDS.

EASEMENT PARCEL 3:

A PORTION OF SECTIONS 2 AND 3, ALL IN TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, BEING A PORTION OF THAT CERTAIN DRAINAGE EASEMENT PARCEL AS DESCRIBED IN OFFICIAL RECORDS BOOK 410, PAGE 141, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

THE SOUTHERLY 776.45 FEET OF THE NORTHERLY 1076.45 FEET, AS MEASURED ALONG THE EASTERLY AND WESTERLY LINES OF THAT PORTION OF SAID DRAINAGE EASEMENT PARCEL LYING SOUTHERLY OF THE SOUTHERLY RIGHT OF WAY LINE OF LPGA BOULEVARD AS DESCRIBED IN OFFICIAL RECORDS BOOK 534, PAGE 394, SAID PUBLIC

RECORDS.

Site 320

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF VOLUSIA, STATE OF FLORIDA, AND DESCRIBED AS FOLLOWS:

PARCEL 1:

A PORTION OF THE SOUTHWEST ONE-QUARTER OF SECTION 33, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: AS A POINT OF REFERENCE, COMMENCE AT A CONCRETE MONUMENT MARKING THE WEST 1/4 CORNER OF SAID SECTION 33; THENCE RUN SOUTH 01°01'10" EAST, ALONG THE WEST LINE OF SAID SECTION 33, A DISTANCE OF 364.98 FEET TO AN INTERSECTION WITH THE EASTERLY RIGHT-OF-WAY LINE OF THE 200-FOOT WIDE RIGHT-OF-WAY OF LPGA BOULEVARD (FORMERLY THE ELEVENTH STREET EXTENSION), AS SHOWN ON THE STATE OF FLORIDA DEPARTMENT OF TRANSPORTATION RIGHT-OF-WAY MAP, SECTION 79507-2602, SHEET 3, REVISION DATED OCTOBER 25, 1974; THENCE RUN SOUTH 39°02'50"EAST (SOUTH 39°08'15" EAST PER SAID FDOT MAP), A DISTANCE OF 384.15 FEET TO A POINT THEREIN, SAID POINT BEING THE POINT OF BEGINNING OF THIS DESCRIPTION, SAID POINT ALSO BEING THE NORTHWESTERLY CORNER OF THAT PARCEL OF LAND DEEDED FROM THE COUNTY OF VOLUSIA TO INDIGO GROUP INC., AS DESCRIBED IN OFFICIAL RECORDS BOOK 4190, PAGE 4903, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE RUN ALONG THE BOUNDARY OF SAID PARCEL THE FOLLOWING COURSES AND DISTANCES: THENCE RUN SOUTH 61°39'47" EAST (SOUTH 61°45'12" EAST PER FDOT MAP) A DISTANCE OF 589.66 FEET; THENCE RUN SOUTH 75°51'50" EAST (SOUTH 75°57'15" EAST PER FDOT MAP) A DISTANCE OF 747.19 FEET; THENCE RUN NORTH 74°43'54" EAST (NORTH 74°38'29" EAST PER FDOT MAP) A DISTANCE OF 390.65 FEET TO A POINT IN THE NORTHERLY RIGHT OF WAY LINE OF STATE ROAD 600, AS SHOWN ON THE AFOREMENTIONED RIGHT-OF-WAY MAP; THENCE RUN SOUTH 50°57'10" WEST (SOUTH 50°51'45" WEST PER FDOT MAP), ALONG SAID NORTHERLY RIGHT OF WAY LINE, A DISTANCE OF 388.00 FEET TO THE POINT OF CURVATURE OF A CURVE TO THE RIGHT; THENCE RUN NORTHERLY AND WESTERLY, ALONG SAID CURVED RIGHT-OF-WAY LINE, HAVING A RADIUS OF 644.00 FEET, AN ARC DISTANCE OF 1011.59 FEET, A CENTRAL ANGLE OF 90°00'00", HAVING A CHORD DISTANCE OF 910.75 FEET, AND A CHORD BEARING OF NORTH 84°02'50" WEST, TO THE POINT OF TANGENCY THEREOF; THENCE RUN NORTH 39°02'50" WEST (NORTH 39°08'15" WEST PER FDOT MAP), ALONG SAID RIGHT OF WAY LINE, A DISTANCE OF 656.00 FEET TO THE POINT OF BEGINNING OF THIS DESCRIPTION.

LESS AND EXCEPT:

A PORTION OF THE SOUTHWEST ONE-QUARTER OF SECTION 33, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: AS A POINT OF REFERENCE, COMMENCE AT A CONCRETE MONUMENT MARKING THE WEST 1/4 CORNER OF

SAID SECTION 33; THENCE RUN SOUTH 01°01'10" EAST, ALONG THE WEST LINE OF SAID SECTION 33, A DISTANCE OF 364.98 FEET TO AN INTERSECTION WITH THE EASTERLY RIGHT-OF-WAY LINE OF THE 200-FOOT WIDE RIGHT-OF-WAY OF LPGA BOULEVARD (FORMERLY THE ELEVENTH STREET EXTENSION), AS SHOWN ON THE STATE OF FLORIDA DEPARTMENT OF TRANSPORTATION RIGHT-OF-WAY MAP, SECTION 79507-2602, SHEET 3, REVISION DATED OCTOBER 25, 1974; THENCE RUN SOUTH 39°02'50" EAST (SOUTH 39°08'15" EAST PER SAID FDOT MAP), A DISTANCE OF 384.15 FEET TO A POINT THEREIN, SAID POINT ALSO BEING THE NORTHWESTERLY CORNER OF THAT PARCEL OF LAND DEEDED FROM THE COUNTY OF VOLUSIA TO INDIGO GROUP INC., AS DESCRIBED IN OFFICIAL RECORDS BOOK 4190, PAGE 4903, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE RUN ALONG THE BOUNDARY OF SAID PARCEL THE  FOLLOWING COURSES AND DISTANCES: THENCE RUN SOUTH 61°39'47" EAST (SOUTH 61°45'12" EAST PER FDOT MAP) A DISTANCE OF 589.66 FEET; THENCE RUN SOUTH 75°51'50" EAST (SOUTH 75°57'15" EAST PER FDOT MAP) A DISTANCE OF 747.19 FEET TO THE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE RUN NORTH 74°43'54" EAST (NORTH 74°38'29" EAST PER FDOT MAP) A DISTANCE OF 390.65 FEET TO A POINT IN THE NORTHERLY RIGHT OF WAY LINE OF STATE ROAD 600, AS SHOWN ON THE AFOREMENTIONED RIGHT-OF-WAY MAP; THENCE RUN SOUTH 50°57'10" WEST (SOUTH 50°51'45"WEST PER FDOT MAP), ALONG SAID NORTHERLY RIGHT OF WAY LINE, A DISTANCE OF 388.00 FEET TO THE POINT OF CURVATURE OF A CURVE TO THE RIGHT; THENCE RUN SOUTHERLY AND WESTERLY, ALONG SAID CURVED RIGHT-OF-WAY LINE, HAVING A RADIUS OF 644.00 FEET, AN ARC DISTANCE OF 85.00 FEET, A CENTRAL ANGLE OF 07°33'46",HAVING A CHORD DISTANCE OF 84.94 FEET, AND A CHORD BEARING OF SOUTH 54°44'03" WEST, TO A POINT THEREIN; THENCE, DEPARTING SAID RIGHT-OF-WAY LINE, RUN NORTH 01°51'46" WEST A DISTANCE OF 190.81 FEET TO THE POINT OF BEGINNING OF THIS DESCRIPTION.

PARCEL 2:

A PORTION OF SECTION 32, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: AS A POINT OF REFERENCE, COMMENCE AT 4" X 4" CONCRETE MONUMENT MARKING THE NORTHEAST CORNER OF SAID SECTION 29, BEING ALSO THE NORTHWEST CORNER OF SAID SECTION 28; THENCE RUN NORTH 89°31'30" EAST, ALONG THE NORTH LINE OF SAID SECTION 28, A DISTANCE OF 670.56 FEET TO AN INTERSECTION WITH THE EASTERLY LINE OF THE CITY OF DAYTONA BEACH SEWAGE TREATMENT PLANT, AS DESCRIBED IN OFFICIAL RECORDS BOOK 1875, PAGE 1551, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE, DEPARTING SAID SECTION LINE, RUN SOUTH 00°037'36" EAST, ALONG THE EAST LINE OF SAID CITY OF DAYTONA BEACH SEWAGE TREATMENT PLANT, A DISTANCE OF 1,719.32 FEET TO THE SOUTHEASTERLY CORNER THEREOF; THENCE RUN SOUTH 89°33'36" WEST, ALONG THE SOUTH LINE OF SAID CITY OF DAYTONA BEACH SEWAGE TREATMENT PLANT, A DISTANCE OF 2,000.46 FEET TO THE SOUTHWESTERLY CORNER THEREOF, SAID POINT ALSO LYING ON THE EASTERLY LINE OF THE CITY OF DAYTONA BEACH MUNICIPAL STADIUM PROPERTY, AS

DESCRIBED IN OFFICIAL RECORDS BOOK 2918, PAGE 767, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE RUN SOUTH 00°38'29" EAST, ALONG THE EASTERLY LINE OF SAID CITY OF DAYTONA BEACH MUNICIPAL STADIUM PROPERTY, A DISTANCE OF 1,285.90 FEET TO THE SOUTHEASTERLY CORNER THEREOF; THENCE RUN SOUTH 89°53'48" WEST, ALONG THE SOUTH LINE OF SAID CITY OF DAYTONA BEACH MUNICIPAL STADIUM PROPERTY, A DISTANCE OF 656.00 FEET TO A POINT THEREIN; THENCE, DEPARTING SAID SOUTH LINE OF THE CITY OF DAYTONA BEACH MUNICIPAL STADIUM PROPERTY, RUN SOUTH 02°24'26" WEST, A DISTANCE OF 77.53 FEET; THENCE RUN SOUTH 10°43'12" WEST, A DISTANCE OF 85.00 FEET; THENCE RUN SOUTH 77°38'06" WEST, A DISTANCE OF 12.85 FEET; THENCE RUN SOUTH 01°44'48" EAST, A DISTANCE OF 16.64 FEET TO AN INTERSECTION WITH A NONTANGENT CURVE, CONCAVE EASTERLY, THE RADIUS POINT OF WHICH BEARS SOUTH 87°50'47" EAST; THENCE RUN SOUTHERLY AND EASTERLY, ALONG SAID CURVED LINE, HAVING A RADIUS OF 3,054.93 FEET, AN ARC DISTANCE OF 2,048.37 FEET, A CENTRAL ANGLE OF 38°25'03", A CHORD DISTANCE OF 2,010.21 FEET AND A CHORD BEARING OF SOUTH 17°03'19" EAST TO AN INTERSECTION WITH A NON-TANGENT CURVE, CONCAVE EASTERLY, THE RADIUS POINT OF WHICH BEARS NORTH 69°38'01" EAST; THENCE RUN SOUTHERLY AND EASTERLY, ALONG SAID CURVED LINE, HAVING A RADIUS OF 2,687.93 FEET, AN ARC DISTANCE OF 838.63 FEET, A CENTRAL ANGLE OF 17°52'34", A CHORD DISTANCE OF 835.23 FEET, AND A CHORD BEARING OF SOUTH 29°18'16" EAST TO A NON-TANGENT POINT ON SAID CURVE; THENCE RUN SOUTH 41°12'10" EAST, A DISTANCE OF 477.31 FEET; THENCE RUN SOUTH 42°57'21" EAST, A DISTANCE OF 90.60 FEET; THENCE RUN SOUTH 38°53'10" EAST, A DISTANCE OF 849.95 FEET TO THE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE CONTINUE SOUTH 38°53'10" EAST, A DISTANCE OF 164.77 FEET; THENCE RUN SOUTH 05°55'19" WEST A DISTANCE OF 90.12 FEET; THENCE RUN NORTH 68°38'44" WEST A DISTANCE OF 52.00 FEET; THENCE RUN SOUTH 20°47'17" WEST A DISTANCE OF 195.77 FEET; THENCE RUN SOUTH 61°12'34" WEST A DISTANCE OF 48.05 FEET; THENCE RUN SOUTH 27°46'41" WEST A DISTANCE OF 90.36 FEET THENCE RUN SOUTH 43°58'56" EAST A DISTANCE OF 81.86 FEET; THENCE RUN SOUTH 01°24'56" WEST A DISTANCE OF 170.46 FEET THENCE RUN SOUTH 79°13'28" WEST A DISTANCE OF 135.03 FEET; THENCE RUN SOUTH 01°44'14" WEST A DISTANCE OF 69.46 FEET; THENCE RUN SOUTH 54°52'56" WEST A DISTANCE OF 90.39 FEET TO AN INTERSECTION WITH THE EASTERLY RIGHT-OF-WAY LINE OF THE 200-FOOT WIDE RIGHT-OF WAY OF LPGA BOULEVARD (FORMERLY THE ELEVENTH STREET EXTENSION) AS SHOWN ON THE STATE OF FLORIDA DEPARTMENT OF TRANSPORTATION RIGHT-OF-WAY MAP, SECTION 79507-2602, REVISION DATED OCTOBER 29, 1974; THENCE RUN NORTH 39°02'45" WEST, ALONG SAID EASTERLY RIGHT-OF-WAY LINE, A DISTANCE OF 502.39 FEET; THENCE, DEPARTING SAID EASTERLY RIGHT-OF-WAY LINE, RUN NORTH 50°57'15" EAST, A DISTANCE OF 747.46 FEET TO THE POINT OF BEGINNING OF THIS DESCRIPTION, SAID PARCEL CONTAINING 6.15 ACRES, MORE OR LESS, SAID PARCEL BEING SUBJECT TO ANY OTHER EASEMENTS OR RIGHTS-OF-WAY OF RECORD.

PARCEL 3:

A PORTION OF SECTION 32, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: AS A POINT OF REFERENCE, COMMENCE AT 4" X 4" CONCRETE MONUMENT MARKING THE NORTHEAST CORNER OF SAID SECTION 29, BEING ALSO THE NORTHWEST CORNER OF SAID SECTION 28: THENCE RUN NORTH 89°31'30" EAST, ALONG THE NORTH LINE OF SAID SECTION 28, A DISTANCE OF 670.56 FEET TO AN INTERSECTION WITH THE EASTERLY LINE OF THE CITY OF DAYTONA BEACH SEWAGE TREATMENT PANT, AS DESCRIBED IN OFFICIAL RECORDS BOOK 1875, PAGE 1551, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA. THENCE, DEPARTING SAID SECTION LINE, RUN SOUTH 00°37'36" EAST, ALONG THE EAST LINE OF SAID CITY OF DAYTONA BEACH SEWAGE TREATMENT PLANT, A DISTANCE OF 1,719.32 FEET TO THE SOUTHEASTERLY CORNER THEREOF; THENCE RUN SOUTH 89°33'36" WEST, ALONG THE SOUTH LINE OF SAID CITY OF DAYTONA BEACH SEWAGE TREATMENT PLANT, A DISTANCE OF 2,000.46 FEET TO THE SOUTHWESTERLY CORNER THEREOF, SAID POINT ALSO LYING ON THE EASTERLY LINE OF THE CITY OF DAYTONA BEACH MUNICIPAL STADIUM PROPERTY, AS DESCRIBED IN OFFICIAL RECORDS BOOK 2918, PAGE 767, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE RUN SOUTH 00°38'29" EAST, ALONG THE EASTERLY LINE OF SAID CITY OF DAYTONA BEACH MUNICIPAL STADIUM PROPERTY, A DISTANCE OF 1,285.90 FEET TO THE SOUTHEASTERLY CORNER THEREOF; THENCE RUN SOUTH 89°53'48" WEST, ALONG THE SOUTH LINE OF SAID CITY OF DAYTONA BEACH MUNICIPAL STADIUM PROPERTY, A DISTANCE OF 656.00 FEET TO A POINT THEREIN; THENCE, DEPARTING SAID SOUTH LINE OF THE CITY OF DAYTONA BEACH MUNICIPAL STADIUM PROPERTY, RUN SOUTH 02°24'26" WEST, A DISTANCE OF 77.53 FEET; THENCE RUN SOUTH 10°43'12" WEST, A DISTANCE OF 85.00 FEET; THENCE RUN SOUTH 77°38'06" WEST, A DISTANCE OF 12.85 FEET; THENCE RUN SOUTH 01°44'48" EAST, A DISTANCE OF 16.64 FEET TO AN INTERSECTION WITH A NON-TANGENT CURVE, CONCAVE EASTERLY, THE RADIUS POINT OF WHICH BEARS SOUTH 87°50'47" EAST: THENCE RUN SOUTHERLY AND EASTERLY, ALONG SAID CURVED LINE, HAVING A RADIUS OF 3,054.93 FEET, AN ARC DISTANCE OF 2,048.37 FEET, A CENTRAL ANGLE OF 38°25'03", A CHORD DISTANCE OF 2.010.21 FEET AND A CHORD BEARING OF SOUTH 17°03'19" EAST TO AN INTERSECTION WITH A NON-TANGENT CURVE, CONCAVE EASTERLY, THE RADIUS POINT OF WHICH BEARS NORTH 69°38'01" EAST; THENCE RUN SOUTHERLY AND EASTERLY, ALONG SAID CURVED LINE, HAVING A RADIUS OF 2,687.93 FEET, AN ARC DISTANCE OF 838.63 FEET, A CENTRAL ANGLE OF 17°52'34", A CHORD DISTANCE OF 835.23 FEET, AND A CHORD BEARING OF SOUTH 29°18'16" EAST TO A NON-TANGENT POINT ON SAID CURVE; THENCE RUN SOUTH 41°12'10" EAST, A DISTANCE OF 375.12 FEET TO THE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE RUN SOUTH 41°12'10" EAST A DISTANCE OF 102.19 FEET; THENCE RUN SOUTH 42°57'21" EAST, A DISTANCE OF 90.60 FEET; THENCE RUN SOUTH 38°53'10" EAST, A DISTANCE OF 849.95 FEET THENCE RUN SOUTH 50°57'15" WEST A DISTANCE OF 747.46 FEET TO AN INTERSECTION WITH THE EASTERLY RIGHT-OF-WAY LINE OF THE 200-FOOT WIDE RIGHT-OF WAY OF LPGA BOULEVARD (FORMERLY THE ELEVENTH STREET EXTENSION) AS SHOWN ON THE STATE OF FLORIDA

DEPARTMENT OF TRANSPORTATION RIGHT-OF-WAY MAP, SECTION 79507-2602, REVISION DATED OCTOBER 29, 1974; THENCE RUN NORTH 39°02'45" WEST, ALONG SAID EASTERLY RIGHT-OF-WAY LINE, A DISTANCE OF 836.97 FEET; THENCE, DEPARTING SAID EASTERLY RIGHT-OF-WAY LINE, RUN NORTH 19°26'15" EAST, A DISTANCE OF 41.66 FEET; THENCE RUN NORTH 41°54'39" EAST, A DISTANCE OF 61.80 FEET; THENCE RUN NORTH 02°01'34" WEST, A DISTANCE OF 83.30 FEET; THENCE RUN NORTH 66°57'31" EAST, A DISTANCE OF 39.71 FEET; THENCE RUN NORTH 01°25'10" EAST, A DISTANCE OF 83.00 FEET; THENCE RUN NORTH 30°43'16" WEST, A DISTANCE OF 59.45 FEET; THENCE RUN NORTH 28°34'27" EAST, A DISTANCE OF 81.56 FEET; THENCE RUN SOUTH 52°49'14" EAST, A DISTANCE OF 64.72 FEET; THENCE RUN NORTH 32°25'59" EAST, A DISTANCE OF 46.64 FEET; THENCE RUN NORTH 48°47'50" EAST A DISTANCE OF 357.67 FEET TO THE POINT OF BEGINNING OF THIS DESCRIPTION, SAID PARCEL CONTAINING 17.07 ACRES, MORE OR LESS, SAID PARCEL BEING SUBJECT TO ANY OTHER EASEMENTS OR RIGHTS-OF-WAY OF RECORD.

Site 350

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF VOLUSIA, STATE OF FLORIDA, AND IS DESCRIBED AS FOLLOWS:

PARCEL 1:

BEING ALL OF THAT PIECE, PARCEL OR TRACT OF LAND IN SECTION 36, TOWNSHIP 15 SOUTH, RANGE 31 EAST; SECTIONS 31 & 32, TOWNSHIP 15 SOUTH, RANGE 32 EAST & SECTIONS 5 & 6, TOWNSHIP 16 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT AT THE INTERSECTION OF THE EASTERN RIGHT OF WAY LINE OF INDIAN LAKE ROAD (100' RIGHT OF WAY) AND THE NORTHERN RIGHT OF WAY LINE OF OLD DELAND ROAD (66' RIGHT OF WAY), THENCE SAID NORTHERN RIGHT OF WAY LINE OF OLD DELAND ROAD THE FOLLOWING TWO (2) COURSES TO WIT: (1) N 60°20'37" E FOR 1067.36 FEET TO A POINT; (2) N 68°19'23" E FOR 908.45 FEET TO A FOUND CONCRETE MONUMENT AT THE COMMON COMER WITH THE LANDS NOW OR FORMERLY OF MANHEIM REMARKETING INC. AS RECORDED IN OFFICIAL RECORD BOOK 3279 AT PAGE 1298 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, AND THE POINT OF BEGINNING; THENCE FROM SAID POINT OF BEGINNING AND WITH A COMMON LINE OF MANHEIM REMARKETING INC. N 21°40'36” W FOR 2021.33 FEET TO A FOUND IRON PIN WITH CAP AT A COMMON CORNER OF THE LANDS NOW OR FORMERLY OF P & S PAVING AS RECORDED IN OFFICIAL RECORD BOOK 6726 AT PAGE 1417 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE WITH THE COMMON LINE OF P & S PAVING INC. THE FOLLOWING THIRTEEN (13) COURSES TO WIT: (1) N 86°40'29" E FOR 707.02 FEET TO A FOUND IRON PIN WITH CAP; (2) N 00°34'21" E FOR 79.96 FEET TO A FOUND IRON PIN WITH CAP; (3) N 33°03'07" E FOR 224.43 FEET TO A FOUND IRON PIN WITH CAP; (4) N 00°00'15" E FOR 85.33 FEET TO A FOUND IRON PIN WITH CAP; (5) N 09°45'52" E FOR 165.76 FEET TO A FOUND IRON PIN WITH CAP; (6) N 27°00'07” W FOR 148.06 FEET TO A FOUND IRON PIN WITH CAP; (7) N 87°34'53'" W FOR 390.86 FEET TO A FOUND IRON PIN WITH CAP; (8) N 19°49'55” W FOR 100.01 FEET TO A FOUND IRON PIN WITH CAP; (9) N 43°14'22" W FOR 161.00 FEET TO A FOUND IRON PIN WITH CAP; (10) N 71°44'10" W FOR 216.02 FEET TO A FOUND IRON PIN WITH CAP; (11) N 47°56'39" W FOR 133.00 FEET TO A FOUND IRON PIN WITH CAP; (12) N 30°44'04" W FOR 86.82 FEET TO A FOUND IRON PIN WITH CAP; (13) S 66°30'52 W FOR 338.00 FEET TO A SET MAG NAIL WITH WASHER ON THE SOUTHERN RIGHT OF WAY LINE OF OLSON DRIVE; THENCE WITH THE RIGHT OF WAY OF OLSON DRIVE AND THE LANDS NOW OR FORMERLY OF PROGRESSIVE CONTRACTORS INC. AS RECORDED IN OFFICIAL RECORD BOOK 4219 AT PAGE 4602 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, N 21°41'40" W FOR 765.14 FEET TO A FOUND IRON PIN WITH CAP AT A COMMON COMER OF THE LANDS NOW OR FORMERLY OF THE SCHOOL BOARD OF VOLUSIA COUNTY AS RECORDED IN OFFICIAL RECORD BOOK 4928 AT PAGE 4253 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE WITH THE COMMON LINE OF THE SCHOOL BOARD OF VOLUSIA COUNTY

THE FOLLOWING FOUR (4) COURSES TO WIT: (1) N 10°27'24" E FOR 928.12 FEET TO A FOUND IRON PIN WITH CAP; (2) N 65°29'28" W FOR 579.91 FEET TO A FOUND IRON PIN WITH CAP; (3) S 78°53'37" W FOR 760.19 FEET TO A FOUND IRON PIN WITH CAP; (4) S 31°32'04" W FOR 449.95 FEET TO A FOUND CONCRETE MONUMENT AT A COMMON CORNER OF THE LANDS NOW OR FORMERLY OF VCNA PRESTIGE CONCRETE PRODUCTS INC. AS SHOWN ON A PLAT AS RECORDED IN MAP BOOK 56 AT PAGE 29 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE WITH THE COMMON LINE OF VCNA PRESTIGE CONCRETE PRODUCTS INC. THE FOLLOWING SEVENTEEN (17) COURSES TO WIT: (1) N 58°27'00” W FOR 49.96 FEET TO A FOUND CONCRETE MONUMENT; (2) N 52°56'52" W FOR 76.90 FEET TO A FOUND CONCRETE MONUMENT; (3) N 14°24'05" E FOR 41.52 FEET TO A FOUND CONCRETE MONUMENT; (4) N 14°56'57" W FOR 31.04 FEET TO A FOUND CONCRETE MONUMENT; (5) N 06°05'46" E FOR 21.64 FEET TO A FOUND CONCRETE MONUMENT; (6) N 29°47'22" W FOR 31.97 FEET TO A FOUND CONCRETE MONUMENT; (7) N 55°55'04" W FOR 43.86 FEET TO A FOUND CONCRETE MONUMENT; (8) N 44°53'01" W FOR 37.60 FEET TO A FOUND CONCRETE MONUMENT; (9) N 26°17'50" W FOR 95.72 FEET TO A FOUND CONCRETE MONUMENT; (10) N 51°11’50” W FOR 31.49 FEET TO A FOUND CONCRETE

MONUMENT; (11) N 50°23'52" W FOR 52.45 FEET TO A FOUND CONCRETE MONUMENT; (12) N 61°47'08'" W FOR 16.47 FEET TO A FOUND CONCRETE MONUMENT; (13) N 26°42'49" W FOR 34.99 FEET TO A FOUND CONCRETE MONUMENT; (14) N 51°56'16" W FOR 33.70 FEET TO A FOUND CONCRETE MONUMENT; (15) N 36°40'41" W FOR 13.68 FEET TO A FOUND CONCRETE MONUMENT; (16) N 60°12'22" W FOR 44.99 FEET TO A FOUND CONCRETE MONUMENT; (17) ALONG THE ARC OF A NON-RADIAL CURVE TO THE RIGHT HAVING A RADIUS OF 1050.00 FEET, AN ARC LENGTH OF 641.75 FEET AND BEING SUBTENDED BY A CHORD BEARING S 47°10”25” W FOR 631.81 FEET TO A FOUND CONCRETE MONUMENT ON THE EASTERN RIGHT OF WAY LINE OF INDIAN LAKE ROAD; THENCE WITH SAID EASTERN RIGHT OF WAY LINE OF INDIAN LAKE ROAD N 23°39'14'" W FOR 80.74 FEET TO A FOUND IRON PIN WITH CAP AT A COMMON CORNER OF THE LANDS NOW OR FORMERLY OF PELICANO CRUSHER CORP AS RECORDED IN OFFICIAL RECORD BOOK 7184 AT PAGE 3438 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE WITH THE COMMON LINE OF PELICANO CRUSHER CORP THE FOLLOWING TWO (2) COURSES TO WIT: (1) N 12°42'08" E FOR 715.88 FEET TO A FOUND IRON PIN WITH CAP; (2) N 85°42'42" W FOR 563.86 FEET TO A FOUND IRON PIN WITH CAP ON THE EASTERN RIGHT OF WAY LINE OF INDIAN LAKE ROAD; THENCE WITH SAID EASTERN RIGHT OF WAY LINE OF INDIAN LAKE ROAD THE FOLLOWING FOUR (4) COURSES TO WIT: (1) ALONG THE ARC OF A NON-RADIAL CURVE TO THE LEFT HAVING A RADIUS OF 2050.00 FEET, AN ARC LENGTH OF 134.71 FEET AND BEING SUBTENDED BY A CHORD BEARING N 37°04'21" W FOR 134.68 FEET TO A POINT; (2) N 38°57'18" W FOR 131.92 FEET TO A SET IRON PIN WITH CAP; (3) N 37°01'47" W FOR 920.59 FEET TO A POINT; (4) N 39°15'57" W FOR 222.08 FEET TO A POINT AT A COMMON COMER OF THE LANDS NOW OR FORMERLY OF GEORGE & MARTHA LUNFORD AS RECORDED IN OFFICIAL RECORD BOOK 6257 AT PAGE 1616 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE WITH THE LANDS OF GEORGE & MARTHA LUNFORD N 89°30'59'" E FOR 579.41 FEET TO A FOUND IRON PIPE AT THE COMMON COMER OF THE LANDS

NOW OR FORMERLY OF MILLISSA & PETER ROBERTUCCI AS RECORDED IN OFFICIAL RECORD BOOK 4934 AT PAGE 1808 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE WITH THE LANDS OF MILISSA & PETER ROBERTUCCI N 89°27'11" E FOR 659.94 FEET TO A FOUND IRON PIPE; THENCE WITH THE LANDS OF THE AFORESAID ROBERTUCCIS AND HAROLD & MARGARET RAWLINS AS RECORDED IN OFFICIAL RECORD BOOK 4395 AT PAGE 3543, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, CARL RAWLINS AS RECORDED IN OFFICIAL RECORD BOOK 4395 AT PAGE 3552 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA AND CHRISTAL RAWLINS AS RECORDED IN OFFICIAL RECORD BOOK 4395 AT PAGE 3514 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA THE FOLLOWING TWO (2) COURSES TO WIT: (1) N 00°30'31" W FOR 1319.23 FEET TO A FOUND IRON PIPE; (2) S 89°28'48" W FOR 660.31 FEET TO A FOUND CONCRETE MONUMENT AT A COMMON COMER OF THE LANDS NOW OR FORMERLY OF TIMOTHY & CLARE MCGUIRE AS RECORDED IN OFFICIAL RECORD BOOK 5399 AT PAGE 1022 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE WITH THE COMMON LINE OF TIMOTHY & CLARE MCGUIRE AND THE LANDS NOW OR FORMERLY OF ST. JOHNS WATER  MANAGEMENT DISTRICT AS RECORDED IN OFFICIAL RECORD BOOK 4265 AT PAGE 2081 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA N 00°29'29" W FOR 1306.15 FEET TO A FOUND IRON PIPE WITH CAP; THENCE WITH COMMON LINE OF THE LANDS OF ST. JOHNS WATER MANAGEMENT DISTRICT THE FOLLOWING FOUR (4) COURSES TO WIT: (1) N 89°32'40" E FOR 1451.47 FEET TO A FOUND IRON PIPE WITH CAP; (2) S 62°46'09" E FOR 5125.94 FEET TO A FOUND IRON PIPE WITH CAP; (3) S 36°59'49" E FOR 3263.72 FEET TO A FOUND IRON PIPE WITH CAP; (4) S 01°12’27” E FOR 1966.18 FEET TO A FOUND IRON PIPE WITH CAP AT A COMMON CORNER WITH THE LANDS NOW OR FORMERLY OF STATE OF FLORIDA TIIF AS RECORDED IN OFFICIAL RECORD BOOK 276 AT PAGE 251 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE WITH THE COMMON LINE WITH STATE OF FLORIDA TIIF THE FOLLOWING TWO (2) COURSES TO WIT: (1) S 88°53'08" W FOR 619.89 FEET TO A FOUND IRON PIN WITH CAP; (2) S 00°35’44” E FOR 831.12 FEET TO A FOUND IRON PIN WITH CAP ON THE NORTHERN RIGHT OF WAY LINE OF OLD DELAND ROAD; THENCE WITH SAID NORTHERN RIGHT OF WAY LINE OF OLD DELAND ROAD THE FOLLOWING TWO (2) COURSES TO WIT: (1) S 74°51'16" W FOR 983.23 FEET TO A POINT; (2) S 68°19'23" W FOR 1436.67 FEET TO A SET IRON PIN WITH CAP AT A COMMON COMER WITH THE LANDS NOW OR FORMERLY OF SOUTHERN BELL TELEPHONE & TELEGRAPH CO. AS RECORDED IN OFFICIAL RECORD BOOK 4533 AT PAGE 3497 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE WITH THE COMMON LINE OF SOUTHERN BELL TELEPHONE & TELEGRAPH CO. THE FOLLOWING THREE (3) COURSES TO WIT: (1) N 21°40'37" W FOR 200.00 FEET TO A SET IRON PIN WITH CAP; (2) S 68°19'23" W FOR 200.00 FEET TO A SET IRON PIN WITH CAP; (3) S 21°40'37'" E FOR 200.00 FEET TO A SET IRON PIN WITH CAP ON THE NORTHERN RIGHT OF WAY LINE OF OLD DELAND ROAD; THENCE WITH SAID NORTHERN RIGHT OF WAY LINE OF OLD DELAND ROAD S 68°19'23” W FOR 606.35 FEET TO THE POINT OF BEGINNING.

PARCEL 2:

BEING ALL OF THAT PIECE, PARCEL OR TRACT OF LAND IN SECTION 36, TOWNSHIP 15 SOUTH, RANGE 31 EAST, VOLUSIA COUNTY, FLORIDA AND MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCING FROM THE NORTHEAST CORNER OF SECTION 36, TOWNSHIP 15 SOUTH, RANGE 31 EAST, VOLUSIA COUNTY, FLORIDA; THENCE ALONG THE NORTH LINE OF SAID SECTION 36 S89°32'40"W FOR 2120.11 FEET TO A FOUND IRON PIN WITH CAP AT A CORNER OF THE LANDS OF THE ST. JOHNS WATER MANAGEMENT DISTRICT AS RECORDED IN O.R.B. 4265, PAGE 2081, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE LEAVING THE NORTH LINE OF SAID SECTION 36 AND  FOLLOWING THE LINE OF ST. JOHNS WATER MANAGEMENT DISTRICT THE FOLLOWING TWO (2) COURSES TO WIT: (1) S00°29'29"E FOR 645.25 FEET TO A FOUND CONCRETE MONUMENT; (2) S89°29'02"W FOR 660.69 FEET TO A FOUND IRON PIN WITH CAP AND THE POINT OF BEGINNING; THENCE LEAVING SAID LINE OF ST. JOHNS WATER MANAGEMENT AND WITH THE WEST LINE OF THE LANDS OF JEANELL SULLIVAN AS RECORDED IN O.R.B. 7713, PAGE 1298, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, S00°31'28"E FOR 659.74 FEET TO A FOUND CONCRETE MONUMENT AT THE NORTHWEST CORNER OF THE LANDS OF ROBERT RAWLINS AS RECORDED IN O.R.B. 7555, PAGE 3871, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE THE WEST LINE OF RAWLINS S00°23'34"W FOR 363.56 FEET TO THE NORTHWEST CORNER OF THE LANDS OF ALEJANDRO & LISMER CASTELLANO AS RECORDED IN O.R.B. 7593, PAGE 3810, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE WITH THE WEST LINE OF CASTELLANO S00°33'50"E FOR 141.78 FEET TO THE NORTHWEST CORNER OF THE LANDS OF ROBERT RAWLINS AS RECORDED IN O.R.B. 4395, PAGE 3629, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE WITH THE WEST LINE OF RAWLINS S00°28'59"E FOR 155.98 FEET TO THE NORTHWEST CORNER OF THE LANDS OF GEORGE & MARTHA LUNSFORD AS RECORDED IN O.R.B. 6257, PAGE 1616, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE WITH THE WEST LINE OF LUNSFORD S00°39'53"E FOR 657.98 FEET TO A FOUND IRON PIPE ON THE RIGHT OF WAY LINE OF INDIAN LAKE ROAD; THENCE S00°02'19"E FOR 59.27 FEET TO A FOUND IRON PIN WITH CAP ON THE WEST LINE OF THE AFOREMENTIONED ST. JOHNS WATER MANAGEMENT DISTRICT; THENCE ALONG THE WEST LINE OF ST. JOHNS WATER MANAGEMENT DISTRICT THE FOLLOWING TEN (10) COURSES TO WIT: (1) N39°20'15"W FOR 80.08 FEET TO A SET IRON PIN WITH CAP; (2) N30°04'37"W FOR 139.44 FEET TO A FOUND IRON PIN WITH CAP; (3) N21°3356"W FOR 273.89 FEET TO A FOUND IRON PIN WITH CAP; (4) N09°43'00"W FOR 198.63 FEET TO FOUND IRON PIN WITH CAP; (5) N01°21'48"E FOR 176.19 FEET TO A FOUND IRON PIN WITH CAP; (6) N05°53'01"E FOR 421.75 FEET TO A FOUND IRON PINE WITH CAP; (7) N01°35'41"E FOR 101.72 FEET TO A FOUND IRON PIPE WITH CAP; (8) N71°31'08"E FOR 149.48 FEET TO A FOUND IRON PIPE WITH CAP; (9) N00°31'25"W FOR 659.94 FEET TO A FOUND IRON PIPE WITH CAP; (10) N89°27'01"E FOR 49.93 FEET TO THE POINT OF BEGINNING.

PARCEL 3:

BEING ALL OF THAT PIECE, PARCEL OR TRACT OF LAND IN SECTION 36, TOWNSHIP 15 SOUTH, RANGE 31 EAST, VOLUSIA COUNTY, FLORIDA AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING FROM THE NORTHEAST COMER OF SECTION 3G, TOWNSHIP 15 SOUTH, RANGE 31 EAST, VOLUSIA COUNTY, FLORIDA; THENCE ALONG THE NORTH LINE OF SAID SECTION 36 S89°32'40"W FOR 2120.11 FEET TO A FOUND IRON PIN WITH CAP AT A CORNER OF THE LANDS OF THE ST. JOHNS WATER MANAGEMENT DISTRICT AS RECORDED IN O.R.B. 4265, PAGE 2081, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE LEAVING THE NORTH LINE OF SAID SECTION 36 AND FOLLOWING THE LINE OF ST. JOHNS WATER MANAGEMENT DISTRICT THE FOLLOWING TWO (2) COURSES TO WIT: (1) S00°29'29"E FOR 645.25 FEET TO A FOUND CONCRETE MONUMENT; (2) S89°29'02"W FOR 660.69 FEET TO A FOUND IRON PIN WITH CAP; THENCE LEAVING SAID LINE OF ST. JOHNS WATER MANAGEMENT AND WITH THE WEST LINE OF THE LANDS OF JEANELL SULLIVAN AS RECORDED IN O.R.B. 7713, PAGE 1298, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, S00°31'28"E FOR 659.74 FEET TO A FOUND CONCRETE MONUMENT AT THE NORTHWEST CORNER OF THE LANDS OF ROBERT RAWLINS AS RECORDED IN O.R.B. 7555, PAGE 3871, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA: THENCE WITH THE WEST LINE OF RAWLINS S00°23'34"W FOR 363.56 FEET TO THE NORTHWEST CORNER OF THE LANDS OF ALEJANDRO &: LISMER CASTELLANO AS RECORDED IN O.R.B. 7593, PAGE 3810, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE WITH THE WEST LINE OF CASTELLANO S00°33'50"E FOR 141.78 FEET TO THE NORTHWEST CORNER OF THE LANDS OF ROBERT RAWLINS AS RECORDED IN 0.R.B. 4395, PAGE 3629, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE WITH THE WEST LINE OF RAWLINS S00°28'59”E FOR 155.98 FEET TO THE NORTHWEST CORNER OF THE LANDS OF GEORGE & MARTHA LUNSFORD AS RECORDED IN O.R.B. 6257, PAGE 1616, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE WITH THE WEST LINE OF LUNSFORD S00°39'53"E FOR 657.98 FEET TO A FOUND IRON PIPE ON THE RIGHT OF WAY LINE OF INDIAN LAKE ROAD; THENCE WITH THE RIGHT OF WAY LINE OF INDIAN LAKE ROAD THE FOLLOWING TWO (2) COURSES TO WIT: (1) S00°02'19"E FOR 59.27 FEET TO A FOUND IRON PIN WITH CAP: (2) S00°32'10"E FOR 49.49 FEET TO THE POINT OF BEGINNING;

THENCE FROM SAID POINT OF BEGINNING AND CONTINUING ALONG THE RIGHT OF WAY LINE OF INDIAN LAKE ROAD S39°15'59"E FOR 171.50 FEET TO A POINT ON THE WEST LINE OF THE AFOREMENTIONED ST. JOHNS WATER MANAGEMENT DISTRICT; THENCE ALONG THE WEST LINE OF ST. JOHNS WATER MANAGEMENT DISTRICT THE FOLLOWING TWO (2) COURSES TO WIT: (1) S89°31'25"W FOR 107.30 FEET TO A POINT; (2) N00°32'10"W FOR 133.68 FEET TO THE POINT OF BEGINNING.

Site 370

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF VOLUSIA, STATE OF FLORIDA, AND DESCRIBED AS FOLLOWS:

ALL OF LOT 1 AND A PORTION OF LOT 2, TOWER GARDENS SUBDIVISION, AS RECORDED IN MAP BOOK 11, PAGE 246, AND PART OF A 30-FOOT WIDE STRIP OF LAND AS SHOWN ON THE PLAT OF SAID TOWER GARDENS SUBDIVISION, AND LOCATED ON THE WESTERLY END THEREOF, ALL AS RECORDED IN THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, AND ALL BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE INTERSECTION OF THE WESTERLY RIGHT-OF-WAY LINE OF TOWER ROAD, A 50-FOOT WIDE RIGHT-OF-WAY PER THE PLAT OF SAID TOWER GARDENS SUBDIVISION, WITH THE SOUTHERLY RIGHT-OF-WAY LINE OF OLD DELAND ROAD, A 66-FOOT RIGHT-OF-WAY AS PRESENTLY ESTABLISHED, SAID POINT BEING ALSO THE NORTHEASTERLY CORNER OF LOT 1, TOWER GARDENS FOR THE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE S74°48'20"W ALONG SAID SOUTHERLY RIGHT-OF-WAY LINE OF OLD DELAND ROAD FOR A DISTANCE OF 140.05 FEET TO THE NORTHWESTERLY CORNER OF SAID 30-FOOT WIDE STRIP (SAID POINT ALSO BEING THE NORTHEASTERLY CORNER OF LOT 26, HIGHBRIDGE ESTATES SUBDIVISION AS RECORDED IN MAP BOOK 11, PAGE 154, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA); THENCE DEPARTING SAID SOUTHERLY RIGHT-OF-WAY LINE S14°56’00"E FOR A DISTANCE OF 159.95 FEET TO A POINT ON THE SOUTHERLY LINE OF SAID LOT 2; THENCE ALONG SAID SOUTHERLY LINE N86°47'17"E FOR A DISTANCE OF 105.01 FEET TO THE WESTERLY RIGHT-OF-WAY LINE OF SAID FIRE TOWER ROAD; THENCE DEPARTING SAID SOUTHERLY LOT LINE ALONG SAID WESTERLY RIGHT-OF-WAY LINE N03°22’00"W FOR A DISTANCE OF 185.69 FEET (MEASURED) 185.4 FEET (PLAT) TO THE AFOREMENTIONED POINT OF BEGINNING OF THIS DESCRIPTION.

Site 380

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF VOLUSIA, STATE OF FLORIDA, AND DESCRIBED AS FOLLOWS:

PARCEL 1:

PARCEL 43-A

A PORTION OF SECTION 32, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: AS A POINT OF REFERENCE, COMMENCE AT THE INTERSECTION OF THE SOUTHERLY LINE OF THAT PARCEL OF LAND DEEDED FRONT CONSOLIDATED-TOMOKA LAND CO. TO THE ST. JOHNS RIVER WATER MANAGEMENT DISTRICT (SJRWMD), AS DESCRIBED IN OFFICIAL RECORDS BOOK 4265, PAGE 2081, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, WITH THE WESTERLY RIGHT-OF-WAY LINE OF LPGA BOULEVARD, AS DESCRIBED IN DEED FROM PATRICIA LAGONI, AS TRUSTEE UNDER TRUST IDI-4, TO THE COUNTY OF VOLUSIA AS DESCRIBED IN OFFICIAL RECORDS BOOK 4190, PAGE 4899, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE RUN SOUTH 50°56'17" WEST, ALONG THE SOUTHERLY LINE OF SAID SJRWMD PARCEL, A DISTANCE OF 381.80 FEET; THENCE RUN NORTH 39°03'43" WEST, ALONG THE BOUNDARY OF SAID SJRWMD PARCEL, A DISTANCE OF 203.57 FEET; THENCE RUN SOUTH 50°56'17" WEST, ALONG THE BOUNDARY SAID SJRWMD PARCEL, A DISTANCE OF 1053.87 FEET TO A POINT THEREIN AND THE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE RUN SOUTH 50°56'17" WEST A DISTANCE OF 96.87 FEET; THENCE RUN NORTH 39°03'43" WEST A DISTANCE OF 77.41 FEET TO A POINT IN THE BOUNDARY OF SAID SJRWMD PARCEL; THENCE RUN NORTH 89°34'01" EAST A DISTANCE OF 124.00 FEET TO THE POINT OF BEGINNING OF THIS DESCRIPTION.

AND

PARCEL 43-B

A PORTION OF SECTIONS 32 AND 33, TOWNSHIP 15 SOUTH, RANGE 32 EAST, AND A PORTION OF SECTION 5, TOWNSHIP 16 SOUTH, RANGE 32 EAST, ALL IN VOLUSIA COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: AS A POINT OF REFERENCE, COMMENCE AT THE INTERSECTION OF THE SOUTHERLY LINE OF THAT PARCEL OF LAND DEEDED FROM CONSOLIDATED-TOMOKA LAND CO. TO THE ST. JOHNS RIVER WATER MANAGEMENT DISTRICT, AS DESCRIBED IN OFFICIAL RECORDS BOOK 4265, PAGE 2081, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, WITH THE WESTERLY RIGHT-OF-WAY LINE OF LPGA BOULEVARD, AS DESCRIBED IN DEED FROM PATRICIA LAGONI, AS TRUSTEE UNDER TRUST IDI-4, TO THE COUNTY OF VOLUSIA AS DESCRIBED IN OFFICIAL RECORDS BOOK 4190, PAGE 4899, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, SAID POINT LYING ON A CURVE, CONCAVE NORTHWESTERLY; THENCE RUN SOUTHERLY AND WESTERLY, ALONG SAID CURVED RIGHT-OF-WAY LINE, HAVING A RADIUS OF 644.00 FEET, AND ARC DISTANCE OF 430.61 FEET, OR

THROUGH A CENTRAL ANGLE OF 38°18'39", HAVING A CHORD DISTANCE OF 422.63 FEET AND A CHORD BEARING OF SOUTH 25°32'57" WEST, TO A POINT THEREIN, SAID POINT BEING THE SOUTHEASTERLY INTERSECTION OF A 25-FOOT WIDE INGRESS AND EGRESS ROAD AS DESCRIBED IN DEED BOOK 287, PAGE 591, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE CONTINUE SOUTHERLY AND WESTERLY, ALONG SAID CURVED RIGHT-OF-WAY LINE, HAVING A RADIUS OF 644.00 FEET, AN ARC DISTANCE OF 25.09 FEET, OR THROUGH A CENTRAL ANGLE OF 02°13'58", HAVING A CHORD DISTANCE OF 25.09 FEET AND A CHORD BEARING OF SOUTH 45°49'15" WEST TO AN INTERSECTION WITH THE SOUTHWESTERLY INTERSECTION OF THE AFOREMENTIONED 25-FOOT WIDE INGRESS AND EGRESS ROAD AS DESCRIBED IN DEED BOOK 287, PAGE 591, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, SAID POINT BEING THE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE CONTINUE SOUTHERLY AND WESTERLY, ALONG SAID RIGHT-OF-WAY LINE, HAVING A RADIUS OF 644.00 FEET, AN ARC DISTANCE OF 44.98 FEET, OR THROUGH A CENTRAL ANGLE OF 04°00'06", HAVING A CHORD DISTANCE OF 44.97 FEET AND A CHORD BEARING OF SOUTH 48°56'17" WEST, TO THE POINT OF TANGENCY THEREOF, SAID POINT LYING IN THE NORTHERLY RIGHT-OF-WAY LINE OF THE 200-FOOT WIDE RIGHT-OF-WAY OF FLORIDA STATE ROAD #600 (U.S. HIGHWAY #92); THENCE IN SOUTH 50°56'20" WEST, ALONG SAID NORTHERLY RIGHT-OF-WAY LINE OF STATE ROAD #600, A DISTANCE OF 829.02 FEET TO AN INTERSECTION WITH THE LIMITED ACCESS RIGHT-OF-WAY OF THE I-4 CONNECTOR ROAD (OLD DAYTONA-DELAND ROAD; THENCE RUN NORTH 39°04'44" WEST, ALONG THE RIGHT-OF-WAY OF SAID OLD DAYTONA-DELAND ROAD, A DISTANCE OF 46.60 FEET (44.00 FEET PER STATE ROAD DEPARTMENT MAPS); THENCE RUN SOUTH 50°55'16" WEST, ALONG SAID RIGHT-OF-WAY LINE, A DISTANCE OF 125.96 FEET TO THE POINT OF CURVATURE OF A CURVE TO THE RIGHT; THENCE RUN SOUTHERLY AND WESTERLY, ALONG SAID CURVED RIGHT-OF-WAY LINE, HAVING A RADIUS OF 5584.65 FEET, AN ARC DISTANCE OF 1060.22 FEET, OR THROUGH A CENTRAL ANGLE OF 10°52'38", HAVING A CHORD DISTANCE OF 1058.62 FEET AND A CHORD BEARING OF SOUTH 56°21'35" WEST TO AN INTERSECTION WITH THE EASTERLY LINE OF THE GEORGE R. RABE PROPERTY, AS DESCRIBED IN BOUNDARY LINE AGREEMENT BETWEEN GEORGE R. RABE AND CONSOLIDATED-TOMOKA LAND CO., AS DESCRIBED IN OFFICIAL RECORDS BOOK 3554, PAGE 0992, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE RUN NORTH 01°40'19" WEST, ALONG SAID EASTERLY LINE, A DISTANCE OF 705.01 FEET TO AN INTERSECTION WITH THE DEEDED BOUNDARY LINE OF A FLORIDA DEPARTMENT OF TRANSPORTATION (FDOT) BORROW PIT AND INGRESS-EGRESS ROAD AS DESCRIBED IN DEED BOOK 287, PAGE 591, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE RUN SOUTH 39°03'43" EAST, ALONG THE WESTERLY LINE OF SAID FDOT PARCEL, A DISTANCE OF 343.16 FEET TO A SOUTHWESTERLY CORNER THEREOF; THENCE RUN NORTH 50°56'17" EAST, ALONG THE SOUTHERLY LINE OF SAID FDOT PARCEL, A DISTANCE OF 1625.72 FEET TO A CORNER THEREOF; THENCE RUN SOUTH 39°03'42" EAST, ALONG THE BOUNDARY OF SAID FDOT PARCEL, A DISTANCE OF 362.02 FEET TO THE POINT OF BEGINNING OF THIS DESCRIPTION.

AND

PARCEL 43-C

A PORTION OF SECTION 33, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT THE INTERSECTION OF THE SOUTHERLY LINE OF THAT PARCEL OF LAND DEEDED FROM CONSOLIDATED-TOMOKA LAND CO. TO THE ST. JOHNS RIVER WATER MANAGEMENT DISTRICT, AS DESCRIBED IN OFFICIAL RECORDS BOOK 4265, PAGE 2081, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, WITH THE WESTERLY RIGHT-OF-WAY LINE OF LPGA BOULEVARD, AS DESCRIBED IN DEED FROM PATRICIA LAGONI, AS TRUSTEE UNDER TRUST IDI-4, TO THE COUNTY OF VOLUSIA AS DESCRIBED IN OFFICIAL RECORDS BOOK 4190, PAGE 4899, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, SAID POINT LYING ON A CURVE, CONCAVE NORTHWESTERLY; THENCE RUN SOUTHERLY AND WESTERLY, ALONG SAID CURVED RIGHT-OF-WAY LINE, HAVING A RADIUS OF 644.00 FEET, AND ARC DISTANCE OF 430.61 FEET, OR THROUGH A CENTRAL ANGLE OF 38°18'39", HAVING A CHORD DISTANCE OF 422.63 FEET AND A CHORD BEARING OF SOUTH 25°32'57" WEST, TO A POINT THEREIN, SAID POINT BEING THE SOUTHEASTERLY INTERSECTION OF A 25-FOOT WIDE INGRESS AND EGRESS ROAD AS DESCRIBED IN DEED BOOK 287, PAGE 591, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE, DEPARTING SAID RIGHT-OF-WAY LINE, RUN NORTH 39°03'43" WEST, ALONG THE EASTERLY LINE OF SAID INGRESS-EGRESS ROAD, A DISTANCE OF 181.21 FEET TO AN INTERSECTION WITH THE SOUTHERLY LINE OF THE AFOREMENTIONED ST. JOHNS RIVER WATER MANAGEMENT DISTRICT PARCEL; THENCE RUN NORTH 50°56'17" EAST, ALONG SAID SOUTHERLY LINE, A DISTANCE OF 381.80 FEET TO THE POINT OF BEGINNING OF THIS DESCRIPTION.

PARCEL 2:

PARCEL 44-B

A PORTION OF SECTION 5, TOWNSHIP 16 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: AS A POINT OF REFERENCE, COMMENCE AT A 4" X 4" CONCRETE MONUMENT MARKING THE NORTH ONE-QUARTER CORNER OF SAID SECTION 5; THENCE RUN NORTH 89°34'17" EAST, ALONG THE NORTH LINE OF SAID SECTION 5, A DISTANCE OF 1211.40 FEET TO THE NORTHWESTERLY CORNER OF THAT LAND OWNED BY GEORGE R. RABE AND DESCRIBED IN THAT CERTAIN BOUNDARY LINE AGREEMENT AS RECORDED IN OFFICIAL RECORDS BOOK 3554, PAGE 0992, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE RUN SOUTH 01°35'44" EAST, ALONG THE WEST LINE OF THE RABE PARCEL, A DISTANCE OF 850.89 FEET TO AN INTERSECTION WITH THE NORTHERLY RIGHT-OF-WAY LINE OF THE OLD DAYTONA-DELAND ROAD, AS SHOWN ON THE STATE OF FLORIDA STATE ROAD DEPARTMENT RIGHT-OF-WAY MAP FOR STATE ROAD #600, SECTION 79060- 2501, REVISION DATED MAY 13, 1960; THENCE RUN ALONG THE NORTHERLY RIGHT-OF-WAY LINE OF SAID OLD DAYTONA-DELAND ROAD THE FOLLOWING COURSES AND DISTANCES: THENCE RUN SOUTH 62°38'16" WEST A DISTANCE OF 309.90 FEET TO

THE POINT OF CURVATURE OF A CURVE TO THE LEFT; THENCE RUN SOUTHERLY AND WESTERLY, ALONG SAID CURVED RIGHT-OF-WAY LINE, HAVING A RADIUS OF 3864.83 FEET, AN ARC DISTANCE OF 438.45 FEET, OR THROUGH A CENTRAL ANGLE OF 06°30'00", HAVING A CHORD DISTANCE OF 438.22 FEET, AND A CHORD BEARING OF SOUTH 59°23'16" WEST, TO THE POINT OF TANGENCY THEREOF; THENCE RUN SOUTH 56°08'16" WEST A DISTANCE OF 316.15 FEET TO THE POINT OF CURVATURE OF A CURVE TO THE RIGHT; THENCE RUN SOUTHERLY AND WESTERLY, ALONG SAID CURVED RIGHT-OF-WAY LINE, HAVING A RADIUS OF 5684.65 FEET, AN ARC DISTANCE OF 415.05 FEET, OR THROUGH A CENTRAL ANGLE OF 04°11'00", HAVING A CHORD DISTANCE OF 414.96 FEET, AND A CHORD BEARING OF SOUTH 58°13'46" WEST, TO THE POINT OF TANGENCY THEREOF; THENCE RUN SOUTH 60°19'16" WEST A DISTANCE OF 356.12 FEET; THENCE RUN SOUTH 29°40'44" EAST A DISTANCE OF 12.00 FEET; THENCE RUN SOUTH 60°19'16" WEST A DISTANCE OF 297.04 FEET TO A POINT THEREIN AND THE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE RUN SOUTH 60°20'05" WEST A DISTANCE OF 684.03 FEET TO THE SOUTHEASTERLY CORNER OF THAT PARCEL OF LAND DEEDED FROM TOMOKA LAND COMPANY TO THE FLORIDA BOARD OF FORESTRY, AS DESCRIBED IN DEED RECORD 276, PAGE 251, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE RUN NORTH 00°36'19" WEST, ALONG THE EASTERLY LINE OF SAID BOARD OF FORESTRY PARCEL, A DISTANCE OF 90.18 FEET TO AN INTERSECTION WITH A SOUTHERLY LINE OF THAT PARCEL OF LAND DEEDED FROM CONSOLIDATED-TOMOKA LAND CO. TO THE ST. JOHNS RIVER WATER MANAGEMENT DISTRICT AS RECORDED IN OFFICIAL RECORDS BOOK 4265, PAGE 2081, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE RUN NORTH 60°20'05" EAST, ALONG SAID BOUNDARY LINE, A DISTANCE OF 682.49 FEET TO A CORNER OF SAID BOUNDARY; THENCE, DEPARTING SAID BOUNDARY LINE, RUN SOUTH 01°28'00" EAST A DISTANCE OF 89.44 FEET TO THE POINT OF BEGINNING OF THIS DESCRIPTION.

AND

PARCEL 44-C

A PORTION OF SECTION 5, TOWNSHIP 16 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A 4" X 4" CONCRETE MONUMENT MARKING THE NORTH ONE-QUARTER CORNER OF SAID SECTION 5; THENCE RUN NORTH 89°34'17" EAST, ALONG THE NORTH LINE OF SAID SECTION 5, A DISTANCE OF 1211.40 FEET TO THE NORTHWESTERLY CORNER OF THAT LAND OWNED BY GEORGE R. RABE AND DESCRIBED IN THAT CERTAIN BOUNDARY LINE AGREEMENT AS RECORDED IN OFFICIAL RECORDS BOOK 3554, PAGE 0992, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE RUN SOUTH 01°35'44" EAST, ALONG THE WEST LINE OF THE RABE PARCEL, A DISTANCE OF 850.89 FEET TO AN INTERSECTION WITH THE NORTHERLY RIGHT-OF-WAY LINE OF THE OLD DAYTONA-DELAND ROAD, AS SHOWN ON THE STATE OF FLORIDA STATE ROAD DEPARTMENT RIGHT-OF-WAY MAP FOR STATE ROUTE #600, SECTION 79060-2501, REVISION DATED MAY 13, 1960; THENCE RUN ALONG THE NORTHERLY RIGHT-OF-WAY LINE OF SAID OLD DAYTONA-DELAND ROAD THE FOLLOWING COURSES AND DISTANCES: THENCE

RUN SOUTH 62°38'16" WEST A DISTANCE OF 309.90 FEET TO THE POINT OF CURVATURE OF A CURVE TO THE LEFT; THENCE RUN SOUTHERLY AND WESTERLY, ALONG SAID CURVED RIGHT-OF-WAY LINE, HAVING A RADIUS OF 3864.83 FEET, AN ARC DISTANCE OF 438.45 FEET, OR THROUGH A CENTRAL ANGLE OF 06°30'00", HAVING A CHORD DISTANCE OF 438.22 FEET, AND A CHORD BEARING OF SOUTH 59°23'16" WEST, TO THE POINT OF TANGENCY THEREOF; THENCE RUN SOUTH 56°08'16" WEST A DISTANCE OF 316.15 FEET TO THE POINT OF CURVATURE OF A CURVE TO THE RIGHT; THENCE RUN SOUTHERLY AND WESTERLY, ALONG SAID CURVED RIGHT-OF-WAY LINE, HAVING A RADIUS OF 5684.65 FEET, AN ARC DISTANCE OF 415.05 FEET, OR THROUGH A CENTRAL ANGLE OF 04°11'00", HAVING A CHORD DISTANCE OF 414.96 FEET, AND A CHORD BEARING OF SOUTH 58°13'46" WEST, TO THE POINT OF TANGENCY THEREOF; THENCE RUN SOUTH 60°19'16" WEST A DISTANCE OF 356.12 FEET; THENCE RUN SOUTH 29°40'44" EAST A DISTANCE OF 12.00 FEET; THENCE RUN SOUTH 60°19'16" WEST A DISTANCE OF 297.04 FEET; THENCE RUN NORTH 01°28'00" WEST A DISTANCE OF 89.44 FEET TO A SOUTHERLY CORNER OF THAT PARCEL OF LAND DEEDED FROM CONSOLIDATED-TOMOKA LAND CO. TO THE ST. JOHNS RIVER WATER MANAGEMENT DISTRICT AS RECORDED IN OFFICIAL RECORDS BOOK 4265, PAGE 2081, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE RUN NORTH 01°28'00" WEST, ALONG SAID BOUNDARY LINE, A DISTANCE OF 1819.51 FEET TO AN INTERSECTION WITH THE NORTH LINE OF SAID SECTION 5; THENCE RUN NORTH 87°34'01" EAST, ALONG SAID NORTH LINE OF SECTION 5, A DISTANCE OF 643.60 FEET TO THE POINT OF BEGINNING OF THIS DESCRIPTION.

Site 400A

The land referred to herein below is situated in the County of Volusia, State of FL, and described as follows:

TOMOKA PARCEL A

DESCRIPTION: A PARCEL OF LAND LYING IN SECTIONS 26, 27, 34, 35 & 36, TOWNSHIP 14 SOUTH, RANGE 31 EAST, SECTION 6, TOWNSHIP 15 SOUTH, RANGE 32 EAST AND SECTION 1, TOWNSHIP 15 SOUTH, RANGE 31 EAST, VOLUSIA COUNTY, FLORIDA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGIN AT THE SOUTHEAST CORNER OF SAID SECTION 35; THENCE RUN ALONG THE SOUTH BOUNDARY OF SAID SECTION 35, S.89°02'59"W., A DISTANCE OF 69.59 FEET; THENCE ALONG THE WEST BOUNDARY OF THE PROPERTY DESCRIBED IN OFFICIAL RECORDS BOOK 4640, PAGE 3364 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, S.02°04'58"E., A DISTANCE OF 1328.80 FEET; THENCE S.89°21'14"W., A DISTANCE OF 209.00 FEET; THENCE S.08°00'00"W., A DISTANCE OF 70.00 FEET; THENCE S.33°56'34"W., A DISTANCE OF 404.15 FEET; THENCE S.30°15'00"W., A DISTANCE OF 243.11 FEET; THENCE S.33°20'53"W., A DISTANCE OF 1103.67 FEET; THENCE S.35°25'00"W., A DISTANCE OF 400.00 FEET; THENCE SOUTHWESTERLY, 218.17 FEET ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 3000.00 FEET AND A CENTRAL ANGLE OF 04°10'00" (CHORD BEARING S.37°30'00"W., 218.12 FEET); THENCE SOUTHWESTERLY, 296.71 FEET ALONG THE ARC OF A REVERSE CURVE TO THE LEFT HAVING A RADIUS OF 1700.00 FEET AND A CENTRAL ANGLE OF 10°00'00" (CHORD BEARING S.34°35'00"W., 296.33 FEET); THENCE SOUTHWESTERLY, 123.34 FEET ALONG THE ARC OF A REVERSE CURVE TO THE RIGHT HAVING A RADIUS OF 200.00 FEET AND A CENTRAL ANGLE OF 35°20'00" (CHORD BEARING S.47°15'00"W., 121.39 FEET); THENCE S.64°55'00"W., A DISTANCE OF 145.00 FEET; THENCE S.70°57'00"W., A DISTANCE OF 420.00 FEET; THENCE WESTERLY, 329.87 FEET ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 1400.00 FEET AND A CENTRAL ANGLE OF13°30'00" (CHORD BEARING S.77°42'00"W., 329.10 FEET); THENCE S.84°27'00"W., A DISTANCE OF 550.00 FEET; THENCE WESTERLY, 166.77 FEET ALONG THE ARC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 650.00 FEET AND A CENTRAL ANGLE OF 14°42'00" (CHORD BEARING S.77°06'00"W., 166.31 FEET); THENCE S.69°45'00"W., A DISTANCE OF 170.00 FEET; THENCE SOUTHWESTERLY, 279.25 FEET ALONG THE ARC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 1600.00 FEET AND A CENTRAL ANGLE OF 10°00'00" (CHORD BEARING S.64°45'00"W., 278.90 FEET); THENCE S.59°45'00"W., A DISTANCE OF 240.00 FEET; THENCE SOUTHWESTERLY, 342.08 FEET ALONG THE ARC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 1600.00 FEET AND A CENTRAL ANGLE OF 12°15'00" (CHORD BEARING S.53°37'30"W., 341.43 FEET); THENCE SOUTHWESTERLY, 613.19 FEET ALONG THE ARC OF A COMPOUND CURVE TO THE LEFT HAVING A RADIUS OF 3400.00 FEET AND A CENTRAL ANGLE OF 10°20'00" (CHORD BEARING S.42°20'00"W., 612.36 FEET); THENCE SOUTHWESTERLY, 189.66 FEET ALONG THE

ARC OF A REVERSE CURVE TO THE RIGHT HAVING A RADIUS OF 800.00 FEET AND A CENTRAL ANGLE OF 13°35'00" (CHORD BEARING S.43°57'30"W., 189.22 FEET); THENCE S.50°45'00"W., A DISTANCE OF 224.62 FEET; THENCE N.43°14'31"W., A DISTANCE OF 183.39 FEET; THENCE S.54°28'46"W., A DISTANCE OF 215.87 FEET; THENCE N.35°30'07"W., A DISTANCE OF 1164.42 FEET; THENCE NORTHWESTERLY, 511.86 FEET ALONG THE ARC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 4817.71 FEET AND A CENTRAL ANGLE OF 06°05'15" (CHORD BEARING N.38°32'44"W., 511.62 FEET); THENCE NORTHWESTERLY, 860.42 FEET ALONG THE ARC OF A REVERSE CURVE TO THE RIGHT HAVING A RADIUS OF 1600.00 FEET AND A CENTRAL ANGLE OF 30°48'41" (CHORD BEARING N.26°11'01"W., 850.09 FEET); THENCE NORTHWESTERLY, 1189.52 FEET ALONG THE ARC OF A REVERSE CURVE TO THE LEFT HAVING A RADIUS OF 2930.00 FEET AND A CENTRAL ANGLE OF 23°15'39" (CHORD BEARING N.22°24'30"W., 1181.37 FEET); THENCE NORTHWESTERLY, 442.99 FEET ALONG THE ARC OF A REVERSE CURVE TO THE RIGHT HAVING A RADIUS OF 1146.00 FEET AND A CENTRAL ANGLE OF 22°08'52" (CHORD BEARING N.22°57'53"W., 440.24 FEET); THENCE N.39°40'50"E., A DISTANCE OF 688.96 FEET; THENCE N.01°00'08"W., A DISTANCE OF 4816.31 FEET; THENCE N.04°17'31"E., A DISTANCE OF 159.57 FEET; THENCE NORTHERLY, 764.05 FEET ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 2805.00 FEET AND A CENTRAL ANGLE OF 15°36'24" (CHORD BEARING N.12°05'43"E., 761.69 FEET); THENCE N.19°53'55"E., A DISTANCE OF 943.06 FEET; THENCE NORTHERLY, 598.74 FEET ALONG THE ARC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 2925.00 FEET AND A CENTRAL ANGLE OF 11°43'42" (CHORD BEARING N.14°02'04"E., 597.70 FEET); THENCE N.08°10'13"E., A DISTANCE OF 417.02 FEET TO A POINT ON THE SOUTH RIGHT OF WAY LINE OF STATE ROAD 40 PER FLORIDA DEPARTMENT OF TRANSPORTATION MAP RIGHT OF WAY MAP, SECTION NO. 79100; THENCE ALONG SAID SOUTH RIGHT OF WAY LINE THE FOLLOWING FIVE (5) COURSES: 1) S.81°50'00"E., A DISTANCE OF 4056.63 FEET; 2) S.08°10'05"W., A DISTANCE OF 290.08 FEET; 3) S.81°49'55"E., A DISTANCE OF 558.00 FEET; 4) N.16°59'18"E., A DISTANCE OF 293.57 FEET; 5) S.81°50'00"E., A DISTANCE OF 195.97 FEET TO THE NORTHWEST CORNER OF THE PROPERTY DESCRIBED IN OFFICIAL RECORDS BOOK 4117, PAGE 2696 OF THE PUBLIC RECORDS OF VOLUSIA  COUNTY, FLORIDA; THENCE ALONG THE WEST BOUNDARY OF SAID PROPERTY THE FOLLOWING FOURTEEN (14) COURSES 1) S.19°54'08"W., A DISTANCE OF 3.67 FEET; 2) S.12°56'28"E., A DISTANCE OF 81.72 FEET; 3) S.68°35'46"E., A DISTANCE OF 40.14 FEET; 4) S.50°23'07"E., A DISTANCE OF 21.57 FEET; 5) S.41°43'27"E., A DISTANCE OF 43.83 FEET; 6) S.16°25'25"E., A DISTANCE OF 104.42 FEET; 7) S.18°06'27"E., A DISTANCE OF 65.09 FEET; 8) S.14°48'36"E., A DISTANCE OF 78.71 FEET; 9) S.43°44'50"E., A DISTANCE OF 72.15 FEET; 10) S.30°25'04"E., A DISTANCE OF 84.92 FEET; 11) S.13°14'30"E., A DISTANCE OF 83.31 FEET; 12) S.14°56'30"E., A DISTANCE OF 126.64 FEET; 13) S.20°28'13"E., A DISTANCE OF 88.08 FEET; 14) S.32°19'02"E., A DISTANCE OF 93.80 FEET; THENCE S.13°51'55"E., A DISTANCE OF 1726.22 FEET; THENCE N.87°53'38"E., A DISTANCE OF 1752.31 FEET; THENCE N.01°26'54"W., A DISTANCE OF 2058.97 FEET TO A POINT ON THE SOUTH RIGHT OF WAY LINE OF OLD TOMOKA ROAD; THENCE ALONG SAID RIGHT OF WAY, S.74°23'49"E., A DISTANCE OF 47.07 FEET TO A POINT ON THE WEST RIGHT OF WAY LINE OF TYMBER CREEK ROAD; THENCE ALONG

SAID RIGHT OF WAY, S.01°26'54"E., A DISTANCE OF 3632.72 FEET; THENCE N.87°55'11"E., A DISTANCE OF 1416.21 FEET TO A POINT ON THE EAST BOUNDARY OF THE NORTHEAST 1/4 OF THE SOUTHWEST 1/4 OF SAID SECTION 36; THENCE ALONG SAID EAST BOUNDARY, S.01°42'04"E., A DISTANCE OF 320.02 FEET TO THE NORTHEAST CORNER OF THE SOUTHEAST 1/4 OF THE SOUTHWEST 1/4 OF SAID SECTION 36; THENCE ALONG THE NORTH BOUNDARY OF SAID SOUTHEAST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 36, S.87°52'50"W., A DISTANCE OF 1344.04 FEET TO THE NORTHWEST CORNER OF THE SAID SOUTHEAST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 36; THENCE ALONG THE WEST BOUNDARY OF SAID SOUTHEAST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 36, S.01°31'23"E., A DISTANCE OF 1361.11 FEET TO THE SOUTHWEST CORNER OF SAID SOUTHEAST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 36; THENCE ALONG THE SOUTH BOUNDARY OF THE AFORESAID SECTION 36, S.89°02'59"W., A DISTANCE OF 1340.96 FEET TO THE POINT OF BEGINNING.

Site 401E1

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF VOLUSIA, STATE OF FLORIDA, AND DESCRIBED AS FOLLOWS:

A PARCEL OF LAND LYING IN SECTION 29 AND SECTION 30, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY FLORIDA, SAID PARCEL OF LAND ALSO BEING A PORTION OF THOSE LANDS AS DESCRIBED IN OFFICIAL RECORDS BOOK 4415, PAGE 2540, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGIN AT THE NORTHWEST CORNER OF THE FATHER LOPEZ SUBDIVISION AS RECORDED IN MAP BOOK 55, PAGE 43 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, SAID NORTHWEST CORNER BEING A 4" BY 4" CONCRETE

MONUMENT STAMPED "PRM 2620"; THENCE SOUTH 61°21'07" WEST, ALONG THE EXTENDED SOUTH LINE OF THOSE LANDS AS DESCRIBED IN OFFICIAL RECORDS BOOK 7410, PAGE 2300 OF SAID PUBLIC RECORDS, A DISTANCE OF 1357.37 FEET; THENCE CONTINUING ALONG SAID SOUTH LINE OF THOSE LANDS AS DESCRIBED IN OFFICIAL RECORDS BOOK 7410, PAGE 2300, SOUTH 28°38'53" EAST, A DISTANCE OF 44.11 FEET; THENCE CONTINUING ALONG SAID SOUTH LINE OF THOSE LANDS AS DESCRIBED IN OFFICIAL RECORDS BOOK 7410, PAGE 2300, SOUTH 34°06'19"

WEST, A DISTANCE OF 70.76 FEET TO THE EASTERLY LINE OF THOSE LANDS AS DESCRIBED IN OFFICIAL RECORDS BOOK 4265, PAGE 2081, OF SAID PUBLIC RECORDS; THENCE SOUTH 42°24'02" EAST, ALONG SAID EASTERLY LINE OF THOSE LANDS AS DESCRIBED IN OFFICIAL RECORDS BOOK 4265, PAGE 2081 AND DEPARTING SAID SOUTH LINE OF THOSE LANDS AS DESCRIBED IN OFFICIAL RECORDS BOOK 7410, PAGE 2300, A DISTANCE OF 213.54 FEET TO A 2 1/4" STEEL PIPE WITH AN ALUMINUM CAP STAMPED "LB 1221"; THENCE SOUTH 81°36'17" EAST, ALONG SAID EASTERLY LINE OF THOSE LANDS AS DESCRIBED IN OFFICIAL RECORDS BOOK 4265, PAGE 2081, A DISTANCE OF 335.33 FEET TO A 2 1/4" STEEL PIPE WITH AN ALUMINUM CAP STAMPED "LB 1221"; THENCE SOUTH 75°19'24" EAST, CONTINUING ALONG SAID EASTERLY LINE OF THOSE LANDS AS DESCRIBED IN OFFICIAL RECORDS BOOK 4265, PAGE 2081, A DISTANCE OF 74.32 FEET TO A 2 1/4" STEEL PIPE WITH AN ALUMINUM CAP STAMPED "LB 1221"; THENCE SOUTH 57°21'39" EAST, CONTINUING ALONG SAID EASTERLY LINE OF THOSE LANDS AS DESCRIBED IN OFFICIAL RECORDS BOOK 4265, PAGE 2081, A DISTANCE OF 118.23 FEET TO A 2 1/4" STEEL PIPE WITH AN ALUMINUM CAP STAMPED "LB 1221"; THENCE SOUTH 46°19'56" EAST, CONTINUING ALONG SAID EASTERLY LINE OF THOSE LANDS AS DESCRIBED IN OFFICIAL RECORDS BOOK 4265, PAGE 2081, A DISTANCE OF 131.11 FEET TO A 2 1/4" STEEL PIPE WITH AN ALUMINUM CAP STAMPED "LB 1221"; THENCE SOUTH 27°02'34" EAST, CONTINUING ALONG SAID EASTERLY LINE OF THOSE LANDS AS DESCRIBED IN OFFICIAL RECORDS BOOK 4265, PAGE 2081, A DISTANCE OF 261.76 FEET TO A 2 1/4" STEEL PIPE WITH AN ALUMINUM CAP STAMPED "LB 1221"; THENCE SOUTH 48°52'29" EAST, CONTINUING ALONG SAID EASTERLY LINE OF THOSE LANDS AS DESCRIBED IN OFFICIAL RECORDS BOOK 4265, PAGE 2081, A DISTANCE OF 114.40 FEET TO A SET 1/2" IRON PIPE STAMPED "LB

6824"; THENCE SOUTH 89°57'29" EAST, CONTINUING ALONG SAID EASTERLY LINE OF THOSE LANDS AS DESCRIBED IN OFFICIAL RECORDS BOOK 4265, PAGE 2081, A DISTANCE OF 65.44 FEET TO A BROKEN 4" BY 4" CONCRETE MONUMENT, SAID CONCRETE MONUMENT BEING ON THE WEST LINE OF SECTION 29, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY FLORIDA; THENCE SOUTH 26°56'18' EAST, CONTINUING ALONG SAID EASTERLY LINE OF THOSE LANDS AS DESCRIBED IN OFFICIAL RECORDS BOOK 4265, PAGE 2081, A DISTANCE OF 1576.48 FEET TO A SET 1/2" IRON PIPE STAMPED "LB 6824"; THENCE NORTH 90°00'00" EAST, DEPARTING SAID EASTERLY LINE OF THOSE LANDS AS DESCRIBED IN OFFICIAL RECORDS BOOK 4265, PAGE 2081, A DISTANCE OF 1758.00 FEET TO A SET 1/2" IRON PIPE STAMPED "LB 6824", SAID IRON PIPE ALSO BEING ON THE WESTERLY RIGHT OF WAY LINE OF L.P.G.A. BOULEVARD (A 200.00 FEET WIDE RIGHT OF WAY AS PRESENTLY ESTABLISHED); THENCE NORTH 00°07'07" WEST, CONTINUING ALONG SAID WESTERLY RIGHT OF WAY LINE OF L.P.G.A. BOULEVARD, A DISTANCE OF 1367.17 FEET TO THE SOUTHEAST CORNER OF SAID FATHER LOPEZ SUBDIVISION AS RECORDED IN MAP BOOK 55, PAGE 43, SAID CORNER BEING A 4" BY 4" CONCRETE MONUMENT STAMPED "PRM 2620"; THENCE NORTH 86°32'45" WEST, DEPARTING SAID WESTERLY RIGHT OF WAY LINE OF L.P.G.A. BOULEVARD AND ALONG THE SOUTHERLY LINE OF SAID FATHER LOPEZ SUBDIVISION AS RECORDED IN MAP BOOK 55, PAGE 43, A DISTANCE OF 1090.83 FEET TO A 4" BY 4" CONCRETE MONUMENT STAMPED "PRM 2620"; THENCE CONTINUING ALONG SAID SOUTHERLY LINE OF THE FATHER LOPEZ SUBDIVISION AS RECORDED IN MAP BOOK 55, PAGE 43, NORTH 28°59'33" WEST, A DISTANCE OF 23.21 FEET TO A 4" BY 4" CONCRETE MONUMENT STAMPED "PRM 2620"; THENCE CONTINUING ALONG SAID SOUTHERLY LINE OF THE FATHER LOPEZ SUBDIVISION AS RECORDED IN MAP BOOK 55, PAGE 43, NORTH 88°16'39" WEST, A DISTANCE OF 648.48 FEET TO A 4" BY 4" CONCRETE MONUMENT STAMPED "PRM 2620", SAID CONCRETE MONUMENT BEING THE MOST SOUTHWESTERLY CORNER OF SAID FATHER LOPEZ SUBDIVISION AS RECORDED IN MAP BOOK 55; THENCE NORTH 48°25'47" WEST, ALONG THE WESTERLY LINE OF THE FATHER LOPEZ SUBDIVISION AS RECORDED IN MAP BOOK 55, PAGE 43, A DISTANCE OF 227.30 FEET TO A 4" BY 4" CONCRETE MONUMENT STAMPED "PRM 2620"; THENCE NORTH 11°49'08" WEST, CONTINUING ALONG SAID WESTERLY LINE OF THE FATHER LOPEZ SUBDIVISION AS RECORDED IN MAP BOOK 55, PAGE 43, A DISTANCE OF 435.11 FEET TO A 4" BY 4" CONCRETE MONUMENT STAMPED "PRM 2620"; THENCE NORTH 17°53'12" WEST, CONTINUING ALONG SAID WESTERLY LINE OF THE FATHER LOPEZ SUBDIVISION AS RECORDED IN MAP BOOK 55, PAGE 43, A DISTANCE OF 797.98 FEET TO A 4" BY 4" CONCRETE MONUMENT STAMPED "PRM 2620"; THENCE NORTH 30°58'22" WEST, CONTINUING ALONG SAID WESTERLY LINE OF THE FATHER LOPEZ SUBDIVISION AS RECORDED IN MAP BOOK 55, PAGE 43, A DISTANCE OF 38.34 FEET TO THE POINT OF BEGINNING.

Site 400E2

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF VOLUSIA, STATE OF FLORIDA, AND DESCRIBED AS FOLLOWS:

A PARCEL OF LAND LYING IN SECTION 29 AND SECTION 32 EAST, VOLUSIA COUNTY, FLORIDA, SAID PARCEL OF LAND ALSO BEING A PORTION OF THOSE LANDS DESCRIBED IN OFFICIAL RECORDS BOOK 4415, PAGE 2540, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGIN AT THE NORTHWEST CORNER OF THE FATHER LOPEZ SUBDIVISION AS RECORDED IN MAP BOOK 55, PAGE 43 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, SAID NORTHWEST CORNER BEING A 4” BY 4” CONCRETE MONUMENT STAMPED “PRM 2620”’; THENCE SOUTH 61°21’07” WEST, ALONG THE EXTENDED SOUTH LINE OF THOSE LANDS AS DESCRIBED IN OFFICIAL RECORDS BOOK 7410, PAGE 2300 OF SAID PUBLIC RECORDS, A DISTANCE OF 1357.37 FEET; THENCE CONTINUING ALONG SAID SOUTH LINE OF THOSE LANDS AS DESCRIBED IN OFFICIAL RECORDS BOOK 7410, PAGE 2300, SOUTH 28°38’53” EAST, A DISTANCE OF 44.11 FEET; THENCE CONTINUING ALONG SAID SOUTH LINE OF THOSE LANDS AS DESCRIBED IN OFFICIAL RECORDS BOOK 7410, PAGE 2300, SOUTH 34°06’19” WEST, A DISTANCE OF 70.76 FEET TO THE EASTERLY LINE OF THOSE LANDS AS DESCRIBED IN OFFICIAL RECORDS BOOK 4265, PAGE 2081, OF SAID PUBLIC RECORDS; THENCE SOUTH 42°24’02” EAST, ALONG SAID EASTERLY LINE OF THOSE LANDS AS DESCRIBED IN OFFICIAL RECORDS BOOK 4265, PAGE 2081 AND DEPARTING SAID SOUTH LINE OF THOSE LANDS AS DESCRIBED IN OFFICIAL RECORDS BOOK 7410, PAGE 2300, A DISTANCE OF 213.54 FEET TO A 2 ¼” STEEL PIPE WITH AN ALUMINUM CAP STAMPED “LB 1221”; THENCE SOUTH 81°36’17” EAST, ALONG SAID EASTERLY LINE OF THOSE LANDS AS DESCRIBED IN OFFICIAL RECORDS BOOK 4265, PAGE 2081, A DISTANCE OF 335.33 FEET TO A 2 ¼” STEEL PIPE WITH AN ALUMINUM CAP STAMPED “LB 1221”; THENCE SOUTH 75°19’24” EAST, CONTINUING ALONG SAID EASTERLY LINE OF THOSE LANDS AS DESCRIBED IN OFFICIAL RECORDS BOOK 4265, PAGE 2081, A DISTANCE OF 74.32 FEET TO A 2 ¼” STEEL PIPE WITH AN ALUMINUM CAP STAMPED “LB 1221”; THENCE SOUTH 57°21’39” EAST, CONTINUING ALONG SAID EASTERLY LINE OF THOSE LANDS AS DESCRIBED IN OFFICIAL RECORDS BOOK 4265, PAGE 2081, A DISTANCE OF 118.23 FEET TO A 2 ¼” STEEL PIPE WITH AN ALUMINUM CAP STAMPED “LB 1221”; THENCE SOUTH 46°19’56” EAST, CONTINUING ALONG SAID EASTERLY LINE OF THOSE LANDS AS DESCRIBED IN OFFICIAL RECORDS BOOK 4265, PAGE 2081, A DISTANCE OF 131.11 FEET TO A 2 ¼” STEEL PIPE WITH AN ALUMINUM CAP STAMPED “LB 1221”; THENCE SOUTH 27°02’34” EAST, CONTINUING ALONG SAID EASTERLY LINE OF THOSE LANDS AS DESCRIBED IN OFFICIAL RECORDS BOOK 4285, PAGE 2081, A DISTANCE OF 261.76 FEET TO A 2 ¼” STEEL PIPE WITH AN ALUMINUM CAP STAMPED “LB 1221”; THENCE SOUTH 48°52’29” EAST, CONTINUING ALONG SAID EASTERLY LINE OF THOSE LANDS AS DESCRIBED IN OFFICIAL RECORDS BOOK 4265, PAGE 2081, A DISTANCE OF 114.40 FEET TO A SET ½” IRON PIPE STAMPED “LB

6824”; THENCE SOUTH 89°57’29” EAST, CONTINUING ALONG SAID EASTERLY LINE OF THOSE LANDS AS DESCRIBED IN OFFICIAL RECORDS BOOK 4265, PAGE 2081; A DISTANCE OF 65.44 FEET TO A BROKEN 4” BY 4” CONCRETE MONUMENT, SAID CONCRETE MONUMENT BEING ON THE WEST LINE OF SECTION 29, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY FLORIDA; THENCE SOUTH 26°56’18” EAST, CONTINUING ALONG SAID EASTERLY LINE OF THOSE LANDS AS DESCRIBED IN OFFICIAL RECORDS BOOK 4265, PAGE 2081, A DISTANCE OF 1576.48 FEET TO A SET ½” IRON PIPE STAMPED “LB 6824”, SAID IRON PIPE BEING THE POINT OF BEGINNING; THENCE SOUTH 26°58’18” EAST, CONTINUING ALONG SAID EASTERLY LINE OF THOSE LANDS DESCRIBED IN OFFICIAL RECORDS BOOK 4265, PAGE 2081, A DISTANCE OF 997.32 FEET TO A SET ½” IRON PIPE STAMPED “LB 6824”; THENCE SOUTH 26°56’18” EAST, CONTINUING ALONG SAID EASTERLY LINE OF THOSE LANDS AS DESCRIBED IN OFFICIAL RECORDS BOOK 4265, PAGE 2081, A DISTANCE OF 437.57 FEET TO A FOUND 2 ¼” STEEL PIPE WITH AN ALUMINUM CAP STAMPED “LB 1221”; THENCE SOUTH 26°57’41” EAST; CONTINUING ALONG SAID EASTERLY LINE OF THOSE LANDS AS DESCRIBED IN OFFICIAL RECORDS BOOK 4265, PAGE 2081, A DISTANCE OF 1471.30 FEET TO A FOUND 2 ¼” STEEL PIPE WITH AN ALUMINUM CAP STAMPED “LB 1221”; THENCE NORTH 89°23’09” EAST, CONTINUING ALONG SAID EASTERLY LINE OF THOSE LANDS AS DESCRIBED IN OFFICIAL RECORDS BOOK 4265, PAGE 2081, A DISTANCE OF 1724.12 FEET TO A FOUND 2 ¼” STEEL PIPE WITH AN ALUMINUM CAP STAMPED “LB 1221” SAID STEEL PIPE ALSO BEING ON THE WESTERLY RIGHT OF WAY LINE OF L.P.G.A. BOULEVARD (200’ WIDE RIGHT OF WAY); THENCE NORTH 39°04’19” WEST, ALONG SAID WESTERLY RIGHT OF WAY LINE OF L.P.G.A. BOULEVARD (200’ RIGHT OF WAY), A DISTANCE OF 1310.65 TO A FOUND 5/8” IRON ROD WITH NO IDENTIFICATION, SAID IRON ROD ALSO BEING A POINT OF CURVATURE CONCAVE EASTERLY AND HAVING A RADIUS OF 2041.86 FEET; THENCE NORTHERLY ALONG THE ARC OF SAID CURVE THROUGH A DELTA ANGLE OF 21°28’08”, AN ARC LENGTH OF 765.09 FEET, SAID CURVE BEING SUBTENDED BY A CHORD BEARING AND DISTANCE OF NORTH 28°19’48” WEST, 760.62 FEET, TO A SET ½” IRON PIPE STAMPED “LB 6824”; THENCE CONTINUING ALONG THE ARC OF SAID CURVE THROUGH A DELTA ANGLE OF 17°28’37”, AN ARC LENGTH OF 622.83 FEET, SAID CURVE BEING SUBTENDED BY A CHORD BEARING AND DISTANCE OF NORTH 08°51’25” WEST, 620.42 FEET TO THE POINT OF TANGENCY; THENCE NORTH 00°07’07” WEST, CONTINUING ALONG SAID WESTERLY RIGHT OF WAY LINE OF L.P.G.A. BOULEVARD (200’ WIDE RIGHT OF WAY), A DISTANCE OF 272.04 FEET; THENCE DEPARTING SAID WESTERLY RIGHT OF WAY OF L.P.G.A. BOULEVARD (200’ WIDE RIGHT OF WAY) SOUTH 90°00’00” WEST, A DISTANCE OF 1758.00 TO THE POINT OF BEGINNING.

Site 400F

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF VOLUSIA, STATE OF FLORIDA, AND

DESCRIBED AS FOLLOWS:

BEING ALL OF THAT PIECE, PARCEL OR TRACT OF LAND IN SECTIONS 27, 28, 33 & 34, TOWNSHIP 14 SOUTH, RANGE 31 EAST; SECTION 1, TOWNSHIP 15 SOUTH, RANGE 31 EAST, VOLUSIA COUNTY, FLORIDA AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF SECTION 28, TOWNSHIP 14 SOUTH, RANGE 31 EAST, VOLUSIA COUNTY, FLORIDA; THENCE ALONG THE SOUTH LINE OF SAID SECTION 28 S 88°03'49" W FOR 2658.20 FEET TO A POINT ON THE EAST LINE OF THE LANDS NOW OR FORMERLY OF ST. JOHNS RIVER WATER MANAGEMENT AS RECORDED IN OFFICIAL RECORD BOOK 4265, PAGE 2081, OFFICIAL RECORDS OF VOLUSIA COUNTY FLORIDA; THENCE WITH THE EAST LINE OF THE ST. JOHNS RIVER WATER MANAGEMENT N 00°40'08" W FOR 2826.31 FEET TO A FOUND IRON PIPE WITH CAP ON THE SOUTH LINE OF THE LANDS NOW OR FORMERLY CARL & JUDITH JULIAN AS RECORDED IN OFFICIAL RECORD BOOK 4149, PAGE 2762, OFFICIAL RECORDS OF VOLUSIA COUNTY FLORIDA; THENCE WITH THE COMMON BOUNDARY LINE OF CARL & JUDITH JULIAN THE FOLLOWING TWO (2) COURSES TO WIT: (1) N 88°50'02"E FOR 363.12 FEET TO A SET IRON PIN WITH CAP; (2) N 01°09'58" W FOR 1375.25 FEET TO A SET IRON PIN WITH CAP ON THE SOUTH RIGHT OF WAY LINE OF WEST GRANADA BOULEVARD (VARIABLE WIDTH RIGHT OF WAY); THENCE WITH THE SOUTH RIGHT OF WAY LINE OF WEST GRANADA BOULEVARD THE FOLLOWING TWO (2) COURSES TO WIT: (1) ALONG THE ARC OF A NON-RADIAL CURVE TO THE RIGHT HAVING A RADIUS OF 1778.08 FEET, AN ARC LENGTH OF 1049.61 FEET AND BEING SUBTENDED BY A CHORD BEARING S 66°41'53" E FOR 1034.44 FEET TO A SET IRON PIN WITH CAP; (2) S48°20'58" E FOR 983.00 FEET TO A SET IRON PIN WITH CAP ON THE WEST LINE OF THE LAND NOW OR FORMERLY OF FLORIDA DEPARTMENT OF TRANSPORTATION AS RECORDED IN OFFICIAL RECORD BOOK 648, PAGE 512 & BOOK 4888, PAGE 2117, OFFICIAL RECORDS OF VOLUSIA COUNTY FLORIDA; THENCE WITH THE COMMON BOUNDARY LINE OF THE FLORIDA DEPARTMENT OF TRANSPORTATION THE FOLLOWING SEVEN (7) COURSES TO WIT: (1) S 00°58'43" E FOR 216.29 FEET TO A SET IRON PIN WITH CAP; (2) S 41°38'47" W FOR 82.01 FEET TO A SET IRON PIN WITH CAP; (3) S 89°01'17" W FOR 294.46 FEET TO A FOUND IRON PIN WITH CAP; (4) S 00°58'43" E FOR 500.00 FEET TO A SET IRON PIN WITH CAP; (5) N 89°01'17" E FOR 400.00 FEET TO A SET IRON PIN WITH CAP; (6) N 00°58'43" W FOR 503.92 FEET TO A SET IRON PIN WITH CAP; (7) N 41°38'47" E FOR 126.72 FEET TO A FOUND IRON PIN WITH CAP ON THE SOUTH RIGHT OF WAY LINE OF WEST GRANADA BOULEVARD; THENCE WITH THE SOUTH RIGHT OF WAY LINE OF WEST GRANADA BOULEVARD THE FOLLOWING NINE (9) COURSES TO WIT: (1) S 48°21'43" E FOR 1129.98 FEET TO A SET IRON PIN WITH CAP; (2) ALONG THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 2252.68 FEET, AN ARC LENGTH OF 638.46 FEET AND BEING SUBTENDED BY A CHORD BEARING S 56°48'22" E FOR 636.33

FEET TO A SET IRON PIN WITH CAP; (3) N 24°04'51" E FOR 28.00 FEET TO A SET IRON PIN WITH CAP; (4) THENCE ALONG A NONRADIAL CURVE TO THE LEFT HAVING A RADIUS OF 2054.08 FEET, AN ARC LENGTH OF 571.27 FEET AND BEING SUBTENDED BY A CHORD BEARING S 73°53'11" E FOR 569.43 FEET TO A SET IRON PIN WITH CAP; (5) S 81°51'13" E FOR 18.78 FEET TO A SET IRON PIN WITH CAP; (6) N 08°08'47"E FOR 12.00 FEET TO A SET IRON PIN WITH CAP; (7) S 81°51'13" E FOR 1161.53 FEET TO A SET IRON PIN WITH CAP; (8) S 08°08'47"W FOR 30.00 FEET TO A SET IRON PIN; (9) S 81°43'34" E FOR 1143.41 FEET TO A LARGE FOUND NAIL ON THE WEST LINE OF THE LANDS NOW OR FORMERLY OF FLORIDA POWER & LIGHT AS RECORDED IN OFFICIAL RECORD BOOK 3106, PAGE 661, OFFICIAL RECORDS OF VOLUSIA COUNTY FLORIDA; THENCE WITH THE COMMON BOUNDARY LINE WITH FLORIDA POWER & LIGHT THE FOLLOWING SEVEN (7) COURSES TO WIT: (1) S 01°01'59" E FOR 325.34 FEET TO A FOUND CONCRETE MONUMENT; (2) S 89°00'27" W FOR 569.65 FEET TO A FOUND CONCRETE MONUMENT; (3) S 01°00'56" E FOR 399.89 FEET TO A SET IRON PIN WITH CAP; (4) N 88°59'57" E FOR 569.50 FEET TO A FOUND CONCRETE MONUMENT; (5) N01°00'01"W FOR 299.90 FEET TO A POINT; (6) N88°59'57"E FOR 50.00 FEET TO A POINT; (7) N00°58'50"W FOR 417.20 FEET TO A POINT ON THE SOUTH RIGHT OF WAY LINE OF AFORESAID WEST GRANADA BOULEVARD; THENCE ALONG THE SOUTH RIGHT OF WAY LINE OF AFORESAID WEST GRANADA BOULEVARD THE FOLLOWING THREE (3) COURSES TO WIT: (1) S81°48'44"E FOR 402.87 FEET TO A POINT; (2) N08°10'00"E FOR 31.29 FEET TO A POINT; (3) S81°50'00"E FOR 181.24 FEET TO A POINT ON THE WEST RIGHT OF WAY LINE OF PROPOSED TOURNAMENT DRIVE EXTENSION; THENCE ALONG THE WEST RIGHT OF WAY LINE OF PROPOSED TOURNAMENT DRIVE EXTENSION THE FOLLOWING TWO (2) COURSES TO WIT: (1) S08°11'20"W FOR 416.44 FEET TO A SET IRON PIN WITH CAP; (2) ALONG THE ARC OF A CURVE TO THE RIGHT HAVING A RADIUS OF 2805.00 FEET, AN ARC LENGTH OF 359.61 FEET AND BEING SUBTENDED BY A CHORD BEARING S12°13'46"W FOR 395.28 FEET TO A SET IRON PIN WITH CAP ON THE NORTH LINE OF THE DRAINAGE & UTILITY EASEMENT NO. 9; THENCE ALONG THE LINE OF SAID DRAINAGE & UTILITY EASEMENT NO. 9 THE FOLLOWING TWO (2) COURSES TO WIT: (1) N81°55'43"W FOR 482.13 FEET TO A SET IRON PIN WITH CAP; (2) S01°00'08"E FOR 1368.91 FEET TO A SET IRON PIN WITH CAP ON THE WEST RIGHT OF WAY LINE OF AFORESAID PROPOSED TOURNAMENT DRIVE EXTENSION; THENCE ALONG THE WEST RIGHT OF WAY LINE OF PROPOSED TOURNAMENT DRIVE EXTENSION THE FOLLOWING TWO (2) COURSES TO WIT: (1) ALONG THE ARC OF A NON-RADIAL CURVE TO THE LEFT HAVING A RADIUS OF 2925.00 FEET, AN ARC LENGTH OF 540.28 FEET AND BEING SUBTENDED BY A CHORD BEARING OF S09°36'07"W FOR 539.51 FEET TO A SET IRON PIN WITH CAP; (2) S04°18'38"W FOR 1584.09 FEET TO A SET IRON PIN WITH CAP ON THE NORTH LINE OF THE DRAINAGE & UTILITY EASEMENT NO. 8; THENCE ALONG THE NORTH, WEST & SOUTH LINE OF SAID DRAINAGE & UTILITY EASEMENT NO. 8 THE FOLLOWING FIVE (5) COURSES TO WIT: (1) S88°58'12"W FOR 112.58 FEET TO A SET IRON PIN WITH CAP; (2) ALONG THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 60.00 FEET, AN ARC LENGTH OF 88.66 FEET AND BEING SUBTENDED BY A CHORD BEARING S46°38'25"W FOR 80.81 FEET TO A SET IRON PIN WITH CAP; (3) S04°18'38"W FOR 973.21 FEET TO A SET IRON PIN WITH CAP; (4) ALONG THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 60.00 FEET, AN ARC

LENGTH OF 94.25 FEET AND BEING SUBTENDED BY A CHORD BEARING S40°41'22"E FOR 84.85 FEET; (5) S85°41'22"E FOR 106.51 FEET TO A SET IRON PIN WITH CAP ON THE WEST RIGHT OF WAY LINE OF AFORESAID PROPOSED TOURNAMENT DRIVE EXTENSION; THENCE ALONG THE WEST RIGHT OF WAY LINE OF SAID PROPOSED TOURNAMENT DRIVE EXTENSION THE FOLLOWING TWO (2) COURSES TO WIT: (1) S04°18'38"W FOR 2510.08 FEET TO A SET IRON PIN WITH CAP; (2) ALONG THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 1266.00 FEET, AN ARC LENGTH OF 846.94 FEET AND BEING SUBTENDED BY A CHORD BEARING S14°51'17"E FOR 831.24 FEET TO A SET IRON PIN WITH CAP ON THE EAST LINE OF THE LANDS OF TIGER BAY MITIGATION LLC, AS RECORDED IN BOOK 7498, PAGE 3864 AND BOOK 7576, PAGE 1652, OF THE OFFICIAL RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE ALONG THE EAST & NORTH LINES OF TIGER BAY MITIGATION LLC THE FOLLOWING COURSES TO WIT: (1) ALONG THE ARC OF A NON-RADIAL CURVE TO THE RIGHT HAVING A RADIUS OF 2810.00 FEET, AN ARC LENGTH OF 955.91 FEET AND BEING SUBTENDED BY A CHORD BEARING N43°45'56"W FOR 951.31 FEET TO A SET IRON PIN WITH CAP; (2)ALONG THE ARC OF A REVERSE CURVE TO THE LEFT HAVING A RADIUS OF 1070.00 FEET, AN ARC LENGTH OF 363.68 FEET AND BEING SUBTENDED BY A CHORD BEARING N43°46'26" W FOR 361.93 FEET TO SET IRON PIN WITH CAP; (3) N 63°27'14" W FOR 228.81 FEET TO A SET IRON PIN WITH CAP; (4) N 11°40'51" W FOR 269.33 FEET TO A SET IRON PIN WITH CAP; (5) N 44°32'37"W FOR 209.91 FEET TO A SET IRON PIN WITH CAP; (6) N 26°35'02" W FOR 136.37 FEET TO A SET IRON PIN WITH CAP; (7) N 17°31'55" E FOR 187.30 FEET TO A SET IRON PIN WITH CAP; (8) N 07°44'40"E FOR 213.24 FEET TO A SET IRON PIN WITH CAP; (9) ALONG THE ARC OF A NONRADIAL CURVE TO THE LEFT HAVING A RADIUS OF 2480.00 FEET, AN ARC LENGTH OF 161.86 FEET BEING SUBTENDED BY A CHORD BEARING OF N 28°41'29" W FOR 161.83 FEET TO A SET IRON PIN WITH CAP; (10) N 30°33'40"W FOR 849.75 FEET TO A SET IRON PIN WITH A CAP; (11) N 84°19'09" W FOR 4164.11 FEET TO A SET IRON PIN WITH CAP ON THE EAST LINE OF THE AFORESAID ST. JOHNS RIVER WATER MANAGEMENT; THENCE WITH THE EAST LINE OF ST. JOHNS RIVER WATER MANAGEMENT THE FOLLOWING TEN (10) COURSES TO WIT: (1) N 34°04'00"E FOR 88.77 FEET TO A FOUND IRON PIPE WITH CAP; (2) N 40°25'13" E FOR 333.94 FEET TO A FOUND IRON PIPE WITH CAP; (3) N 22°41'50" E FOR 294.35 FEET TO A FOUND IRON PIN WITH CAP; (4) N 02°58'08" E FOR 1153.74 FEET TO A FOUND IRON PIPE WITH CAP; (5) N 00°22'24" W FOR 359.17 FEET TO A FOUND IRON PIPE WITH CAP; (6) N 13°36'39" W FOR 357.90 FEET TO A FOUND IRON PIPE WITH CAP; (7) N 15°44'49" W FOR 546.24 FEET TO A FOUND IRON PIPE WITH CAP; (8) N 34°05'57" W FOR 193.46 FEET TO A FOUND IRON PIPE WITH CAP; (9) N 46°30'30" W FOR 375.22 FEET TO A FOUND IRON PIPE WITH CAP; (10) N 00°40'08" W FOR 625.15 FEET TO THE POINT OF BEGINNING.

Site 401G

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF VOLUSIA, STATE OF FLORIDA, AND

DESCRIBED AS FOLLOWS:

A PORTION OF SECTIONS 19, 20, 29 AND 30, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGIN AT THE NORTHEAST CORNER OF FATHER LOPEZ HIGH SCHOOL AS RECORDED IN MAP BOOK 55, PAGE 43, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE S61°21'07"W ALONG THE NORTH LINE OF SAID FATHER LOPEZ HIGH SCHOOL AND THE WESTERLY EXTENSION THEREOF, 2825.77 FEET; THENCE N01°32'50"W, 2216.56 FEET TO THE SOUTHERLY LINE OF THAT PROPERTY DESCRIBED IN OFFICIAL RECORDS BOOK 6960, PAGE 3422, SAID PUBLIC RECORDS; THENCE S82°42'40"E ALONG SAID SOUTHERLY LINE, 1633.01 FEET TO THE EASTERLY BOUNDARY OF SAID PROPERTY; THENCE ALONG THE EASTERLY BOUNDARY OF SAID PROPERTY THE FOLLOWING 11 COURSES; N14°40'55"W, 747.49 FEET; THENCE N00°26'53"W, 272.28 FEET; THENCE N19°38'22"W, 295.12 FEET; THENCE N24°09'01"W, 265.28 FEET; THENCE N16°50'25" E, 190.20 FEET; THENCE N33°02'40"W, 274.21 FEET; THENCE N15°41'57" E, 165.13 FEET; THENCE N35°57'28"E, 103.79 FEET; N23°29'47"E, 232.46 FEET TO THE BEGINNING OF A NON TANGENT CURVE CONCAVE WESTERLY HAVING A RADIUS OF 700.00 FEET, A CENTRAL ANGLE OF 33°47'42" AND A CHORD BEARING N16°55'27"E; THENCE NORTHERLY ALONG THE ARC OF SAID CURVE, 412.88 FEET TO THE BEGINNING OF A REVERSE CURVE HAVING A RADIUS OF 600 FEET AND A CENTRAL ANGLE OF 15°54'02"; THENCE NORTHERLY ALONG THE ARC OF SAID CURVE, 166.51 FEET TO THE SOUTHERLY LINE OF THAT PROPERTY DESCRIBED IN OFFICIAL RECORDS BOOK 4819, PAGE 1589, SAID PUBLIC RECORDS; THENCE S71°29'58"E ALONG SAID SOUTHERLY LINE, 439.77 FEET; THENCE S67°04'46"E, ALONG SAID SOUTHERLY LINE, 705.85 FEET TO THE WEST RIGHT OF WAY LINE OF LPGA BOULEVARD, AS SHOWN ON THE STATE OF FLORIDA DEPARTMENT OF TRANSPORTATION RIGHT OF WAY MAP FOR 11TH STREET EXTENSION, SECTION 79507-2602; THENCE S00°07'11"E, ALONG SAID WEST RIGHT OF WAY LINE, 3176.18 FEET TO THE POINT OF BEGINNING. TOGETHER WITH A PERPETUAL NON-EXCLUSIVE EASEMENT FOR THE SOLE PURPOSE OF ALLOWING ACCESS FOR THE MAINTENANCE OF THAYER CANAL AS MORE PARTICULARLY SET FORTH IN THAT CERTAIN ACCESS EASEMENT AGREEMENT RECORDED IN OFFICIAL RECORDS BOOK 5927, PAGE 4209 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA.

Site 450

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF VOLUSIA, STATE OF FLORIDA, AND DESCRIBED AS FOLLOWS:

PARCEL 1:

THE WEST ½ OF SECTION 4, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, AS LIES WESTERLY OF THE WESTERLY RIGHT-OF WAY LINE OF THE LIMITED ACCESS RIGHT-OF-WAY OF FLORIDA STATE ROAD 9, (U.S. HIGHWAY I-95), AS SHOWN ON THE STATE OF FLORIDA, FLORIDA DEPARTMENT OF TRANSPORTATION RIGHT-OF-WAY MAP, SECTION 79002-2429, REVISION DATED APRIL 27, 1993, EXCEPTING THERE FROM THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SAID SECTION 4 AND EXCEPTING THEREFROM THAT CERTAIN PARCEL OF LAND DESCRIBED AS PARCEL 102D IN DEED DATED AUGUST 11, 1994, AND RECORDED IN 0FFCIAL RECORDS BOOK 4037, PAGE 3932, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA;

AND:

THE NORTHEAST 1/4 OF THE NORTHWEST 1/4 OF SECTION 9, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, AS LIES WESTERLY OF THE WESTERLY RIGHT-OF-WAY LINE OF THE LIMITED ACCESS RIGHT-OF-WAY OF FLORIDA STATE ROAD 9, (U.S. HIGHWAY I-95), AS SHOWN ON THE STATE OF FLORIDA, FLORIDA DEPARTMENT OF TRANSPORTATION RIGHT-OF-WAY MAP, SECTION 79002-2429, REVISION DATED APRIL 27, 1993, EXCEPTING THEREFROM THAT PARCEL OF LAND DEEDED FROM PATRICIA LAGONI, AS TRUSTEE UNDER TRUST NO. IDI-3, TO THE HALIFAX HUMANE SOCIETY, AS DESCRIBED IN OFFICIAL RECORDS BOOK 3728, PAGE 0031, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, AND EXCEPTING THEREFROM THAT CERTAIN PARCEL OF LAND DESCRIBED AS PARCEL 33 IN DEED DATED JUNE 7, 1991, FROM CONSOLIDATED-TOMOKA LAND CO. TO PATRICIA LAGONI, AS TRUSTEE UNDER TRUST NO. IDI-3, AS RECORDED IN OECIA1RCCORDS BOOK 3643, PAGE 1067, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA.

PARCEL 1 BEING ALSO DESCRIBED AS:

A PARCEL OF LAND LYING IN SECTION 4, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGIN AT THE NORTHEAST CORNER OF THE SOUTHWEST 1/4 OF SOUTHWEST 1/4 OF SECTION 4, RUN THENCE S.89°09'47'W., A DISTANCE OF 1349.14 FEET ALONG THE NORTH BOUNDARY OF THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 4 TO THE NORTHWEST CORNER OF THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 4; THENCE ALONG THE WEST BOUNDARY OF SECTION 4 THE FOLLOWING TWO (2) COURSES, (1) N.01°02'27'W., A DISTANCE OF 1280.74 FEET TO THE WEST 1/4

OF SECTION 4; (2) N.01°02'45"W., A DISTANCE OF 2561.67 FEET TO THE NORTHWEST CORNER OF SECTION 4; THENCE N.89°15'59"E., A DISTANCE OF 843.97 FEET ALONG THE NORTH BOUNDARY OF SECTION 4 TO A POINT ON THE WESTERLY RIGHT OF WAY OF FLORIDA STATE ROAD 9 (U.S. HIGHWAY 1-95) ACCORDING TO THE FLORIDA DEPARTMENT OF TRANSPORTATION MAP, SECTION 79002-2424; THENCE S16°53'20"E., A DISTANCE OF 5.83 FEET ALONG RIGHT OF WAY; THENCE ALONG THE BOUNDARY OF THE MITIGATION AREA AS SHOWN ON FLORIDA DEPARTMENT OF TRANSPORTATION RIGHT OF WAY MAP, SECTION 79002-2424 AND 79002-2429 THE FOLLOWING (8) EIGHT COURSES; (1) S.73°06'04”W., A DISTANCE OF 377.97 FEET; (2) S.16°53'56"E., A DISTANCE OF 320.16 FEET; (3) S.73°06'04"W., A DISTANCE OF 234.72 FEET; (4) S.16°53'56"E., A DISTANCE OF 447.71 FEET; (5) N.73°06'04"E., A DISTANCE OF 221.75 FEET; (6) S.16°53'56"E., A DISTANCE OF 272.43 FEET; (7) S.53°43'36"E., A DISTANCE OF 376.92 FEET; (8) N.73°06'04"E., A DISTANCE OF 165.00 FEET TO A POINT ON THE AFORESAID WESTERLY RIGHT OF WAY; THENCE ALONG THE SAID RIGHT OF WAY THE FOLLOWING (4) FOUR COURSES; (1) S.16°53'56"E., A DISTANCE OF 1316.95 FEET; (2) S.16°53'56"E., A DISTANCE OF 1277.39 FEET; (3) S.12°53'13"E., A DISTANCE OF 1218.90 FEET; (4) SOUTHERLY, 618.96 FEET ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 1079.00 FEET AND A CENTRAL ANGLE OF 32°52'03" (CHORD BEARING S.03°32'48”W., 610.51 FEET; THENCE S.64°21'26”W., A DISTANCE OF 869.90 FEET TO A POINT ON THE EAST BOUNDARY OF THE NORTHWEST 1/4 OF THE NORTHWEST 1/4 OF SECTION 9; THENCE ALONG THE EAST BOUNDARY OF THE NORTHWEST 1/4 OF THE NORTHWEST 1/4 OF SECTION 9, N.00°40'08”W., A DISTANCE OF 832.17 FEET; THENCE N.00°29'23”W., A DISTANCE OF 1281.01 FEET TO THE POINT OF BEGINNING.

PARCEL 2:

A PARCEL OF LAND LYING IN SECTION 9, TOWNSHIP 15 SOUTH, RANGE 32 EAST VOLUSIA COUNTY, FLORIDA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE SOUTHWEST CORNER OF THE NORTHWEST 1/4 OF SAID SECTION 9, RUN THENCE ALONG THE WEST LINE OF SAID SECTION 9, N.00°45'53”W., A DISTANCE OF 1327.01 FEET TO THE NORTH BOUNDARY OF THE SOUTHWEST 1/4 OF THE NORTHWEST 1/4 OF SAID SECTION 9; THENCE ALONG SAID NORTH BOUNDARY, N.89°07'30"E., A DISTANCE OF 1334.60 FEET; THENCE N.00° 40'08"W., A DISTANCE OF 338.94 FEET TO THE POINT OF BEGINNING; THENCE N.00°40'08”W., A DISTANCE OF 154.76 FEET; THENCE N.64°21'26"E., A DISTANCE OF 869.90 FEET TO A POINT ON THE WEST LIMITED ACCESS RIGHT OF WAY LINE OF INTERSTATE 95; THENCE ALONG SAID WEST RIGHT OF WAY LINE THE FOLLOWING TWO (2) COURSES: 1) SOUTHERLY, 33.27 FEET ALONG THE ARC OF A NON-TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 1079.00 FEET AND A CENTRAL ANGLE OF 01°45'59" (CHORD BEARING S.20°52'02”W., 33.27 FEET); 2) S.21°45'02"W., A DISTANCE OF 172.94 FEET; THENCE S.64°20'13”W., A DISTANCE OF 783.77 FEET TO THE POINT OF BEGINNING.

PARCELS 1 AND 2 ABOVE BEING ALSO DESCRIBED AS:

A PARCEL OF LAND LYING IN SECTION 4 & 9, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGIN AT THE NORTHEAST CORNER OF THE SOUTHWEST 1/4 OF SOUTHWEST 1/4 OF SECTION 4, RUN THENCE S.89°09'47"W., A DISTANCE OF 1349.14 FEET ALONG THE NORTH BOUNDARY OF THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 4 TO THE NORTHWEST CORNER OF THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 4; THENCE ALONG THE WEST BOUNDARY OF SECTION 4 FOLLOWING TWO (2) COURSES, (1) N.01°02'27"W., A DISTANCE OF 1280.74 FEET TO THE WEST 1/4 OF SECTION 4; (2) N.01°02'45"W., A DISTANCE OF 2561.67 FEET TO THE NORTHWEST CORNER OF SECTION 4; THENCE N.89°15'59"E., A DISTANCE OF 843.97 FEET ALONG THE NORTH BOUNDARY OF SECTION 4 TO A POINT ON THE WESTERLY RIGHT OF WAY OF FLORIDA STATE ROAD 9 (U.S. HIGHWAY I-95) ACCORDING TO THE FLORIDA DEPARTMENT OF TRANSPORTATION MAP, SECTION 79002-2424; THENCE S16°53’20”E., A DISTANCE OF 5.83 FEET ALONG RIGHT OF WAY; THENCE ALONG THE BOUNDARY OF THE MITIGATION AREA AS SHOWN ON FLORIDA DEPARTMENT OF TRANSPORTATION RIGHT OF WAY MAP, SECTION 79002-2424 AND 79002-2429 THE FOLLOWING (8) EIGHT COURSES; (1) S.73°06'04"W., A DISTANCE OF 377.97 FEET; (2) S.16°53'56"E., A DISTANCE OF 320.16 FEET; (3) S.73°06'04"W., A DISTANCE OF 234.72 FEET; (4) S.16°53'56"E., A DISTANCE OF 447.71 FEET; (5) N.73°06'04"E., A DISTANCE OF 221.75 FEET; (6) S.16°53'56"E., A DISTANCE OF 272.43 FEET; (7) S.53°43'36"E., A DISTANCE OF 376.92 FEET; (8) N.73°06'04"E., A DISTANCE OF 165.00 FEET TO A POINT ON THE AFORESAID WESTERLY RIGHT OF WAY; THENCE ALONG THE SAID RIGHT OF WAY THE FOLLOWING (5) FIVE COURSES; (1) S.16°53'56"E., A DISTANCE OF 1316.95 FEET; (2) S.16°53'56"E., A DISTANCE OF 1277.39 FEET; (3) S.12°53'13"E., A DISTANCE OF 1218.90 FEET; (4) SOUTHERLY, 652.30 FEET ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 1079.00 FEET AND A CENTRAL ANGLE OF 34°38'15" (CHORD BEARING S.04°25'54"W., 642.41 FEET); (5) S.21°45'02"W., A DISTANCE OF 172.94 FEET; THENCE S.64°20'13"W., A DISTANCE OF 783.77 FEET TO A POINT ON THE NORTHWEST 1/4 OF THE NORTHWEST 1/4 OF SECTION 9; THENCE ALONG THE EAST BOUNDARY OF THE NORTHWEST 1/4 OF THE NORTHWEST 1/4 OF SECTION 9 N.00°40'08"W., A DISTANCE OF 986.93 FEET TO A THE SOUTHEAST CORNER OF THE OF THE AFORESAID SOUTHWEST 1/4 OR THE SOUTHWEST 1/4 OF SECTION 4; THENCE ALONG THE EAST BOUNDARY OF THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 4 N.00°29'23"W., A DISTANCE OF 1281.01 FEET TO THE POINT OF BEGINNING.

PARCEL 3:

PERPETUAL, NON-EXCLUSIVE ACCESS AND UTILITY EASEMENTS AS SET FORTH AND MORE PARTICULARLY DESCRIBED IN THAT CERTAIN ACCESS AND UTILITY EASEMENT RECORDED IN OFFICIAL RECORDS BOOK 7307, PAGE 3228 OF THE

PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, AS MORE PARTICULARLY DESCRIBED AS FOLLOWS:

A PARCEL OF LAND LYING IN SECTION 9, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, AND COMMENCE AT THE SOUTHWEST CORNER OF THE NORTHWEST 1/4 OF SECTION 9, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA; THENCE N.00°45'53”W. ALONG THE WEST LINE OF SAID SECTION 9, A DISTANCE OF 195.42 FEET TO A POINT IN THE CENTERLINE OF LPGA BOULEVARD; THENCE N.64°21'26"E. ALONG SAID CENTERLINE OF LPGA BOULEVARD, A DISTANCE OF 1976.24 FEET; THENCE N.16°53'56”W. ALONG THE WESTERLY LINE OF THE FORMER HALIFAX HUMANE SOCIETY PROPERTY, A DISTANCE OF 154.80 FEET TO A POINT ON THE NORTHERLY RIGHT-OF-WAY LINE OF SAID LPGA BOULEVARD; THENCE S.64°21'26”W. ALONG SAID NORTHERLY RIGHT-OF-WAY LINE, A DISTANCE OF 203.92 FEET TO THE POINT OF BEGINNING; THENCE S.64°21'26”W., A DISTANCE OF 444.07 FEET; THENCE N.25°38'34"W., A DISTANCE OF 50.00 FEET; THENCE N.64°2 1'26"E., A DISTANCE OF 394.07 FEET; THENCE N.25°38'34”W., A DISTANCE OF 289.28 FEET, THENCE NORTHERLY, 196.15 FEET ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 450.00 FEET AND A CENTRAL ANGLE OF 24°58'26" (CHORD BEARING N.13°09'21”W., 194.60 FEET); THENCE N.00°40'08"W., A DISTANCE OF 101.97 FEET; THENCE N.64°21'26"E., A DISTANCE OF 55.16 FEET; THENCE S.00°40'08"E., A DISTANCE OF 125.25 FEET; THENCE SOUTHERLY, 174.35 FEET ALONG THE ARC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 400.00 FEET AND A CENTRAL ANGLE OF 24°58'26" (CHORD BEARING S.13°09'21"E., 172.97 FEET); THENCE S.25°38'34"E., A DISTANCE OF 339.28 FEET TO THE POINT OF BEGINNING.

Site 999

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF VOLUSIA, STATE OF FLORIDA, AND DESCRIBED AS FOLLOWS:

PARCEL C:

THE EAST 1/2 OF THE NORTHWEST 1/4 AND THE WEST 1/2 OF THE NORTHEAST 1/4 AND THE NORTH 1/2 OF THE SOUTHWEST 1/4 AND THE NORTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 17, TOWNSHIP 15 SOUTH, RANGE 31 EAST, VOLUSIA COUNTY, FLORIDA. THE ABOVE PARCEL C BEING ALSO DESCRIBED AS FOLLOWS:

A PIECE, PARCEL OR TRACT OF LAND SITUATE IN SECTION 17, TOWNSHIP 15 SOUTH, RANGE 31 EAST, VOLUSIA COUNTY, FLORIDA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING FROM A FOUND 3" ALUMINUM CAP AT THE SOUTHWEST CORNER FOR SECTION 17, TOWNSHIP 15, SOUTH, RANGE 31 EAST, VOLUSIA COUNTY, FLORIDA, N00°27’56”W FOR 1333.21 FEET ALONG THE WEST LINE OF SAID SECTION 17 TO A FOUND 5" PVC PIPE IN CONCRETE AT THE SOUTHWEST CORNER OF THE NORTH ½ OF THE SOUTHWEST ¼ OF SAID SECTION 17 AND THE POINT OF BEGINNING; THENCE CONTINUING WITH THE WEST LINE OF SAID SECTION 17 N00°29’14”W FOR 1333.30 FEET TO A FOUND 5" PVC PIPE IN CONCRETE AT THE NORTHWEST CORNER OF THE NORTH ½ OF THE SOUTHWEST 1/4 OF SAID SECTION 17; THENCE LEAVING THE WEST LINE OF SAID SECTION 17 AND WITH THE NORTH LINE OF THE SOUTHWEST ¼OF SAID SECTION 17 N88°22’32”E FOR 1343.76 FEET TO A FOUND 5" PVC PIPE IN CONCRETE AT THE SOUTHWEST CORNER OF THE EAST ½ OF THE NORTHWEST ¼ OF SAID SECTION 17; THENCE WITH THE WEST LINE OF THE EAST ½ OF THE NORTHWEST ¼ OF SAID SECTION 17 N00°40’15”W FOR 2658.02 FEET TO A FOUND 5" PVC PIPE IN CONCRETE ON THE NORTH LINE OF SAID SECTION 17; THENCE WITH THE NORTH LINE OF SAID SECTION 17 N88°43”56”E FOR 2670.16 FEET TO A FOUND 3" ALUMINUM CAP AT THE NORTHEAST CORNER OF THE WEST ½ OF THE NORTHEAST ¼ OF SECTION 17; THENCE WITH THE EAST LINE OF THE WEST ½ OF THE NORTHEAST ¼ OF SECTION 17 S01°02’33”E FOR 3958.33 FEET TO A FOUND 3" ALUMINUM CAP AT THE SOUTHEAST CORNER OF THE NORTHWEST ¼ OF THE SOUTHEAST ¼ OF SAID SECTION 17; THENCE WITH THE SOUTH LINE OF THE NORTHWEST ¼ OF THE SOUTHEAST ¼ OF SAID SECTION 17 S88°08’59"W FOR 4044.40 FEET TO THE POINT OF BEGINNING.

Site 220c

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF VOLUSIA, STATE OF FLORIDA, AND IS DESCRIBED AS FOLLOWS:

A PORTION OF SECTIONS 3, 10 AND 11, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE EAST 1/4 CORNER OF SAID SECTION 10; THENCE S01°20'37"E ALONG THE EAST LINE OF SAID SECTION 10, A DISTANCE OF 194.92 FEET TO THE NORTHEASTERLY RIGHT OF WAY LINE OF CLYDE MORRIS BOULEVARD AS DESCRIBED IN OFFICIAL RECORDS BOOK 2985, PAGE 712, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA AND THE BEGINNING OF A NON TANGENT CURVE CONCAVE NORTHEASTERLY HAVING A RADIUS OF 1104.74 FEET, A CENTRAL ANGLE OF 30'56'14" AND A CHORD BEARING N48°15'11"W; THENCE NORTHERLY ALONG SAID RIGHT OF WAY LINE AND ALONG THE ARC OF SAID CURVE, 596.51 FEET; THENCE ALONG SAID RIGHT OF WAY LINE N32°47'04"W, 1740.07 FEET TO THE POINT OF BEGINNING; THENCE ALONG SAID RIGHT OF WAY LINE N32°47'04"W, 994.84 FEET; THENCE DEPARTING SAID RIGHT OF WAY LINE N57°12'50"E, 1620.60 FEET; THENCE S25°48'08"E, 1621.38 FEET TO THE NORTHERLY LINE OF A FLORIDA POWER & LIGHT COMPANY EASEMENT AS DESCRIBED IN OFFICIAL RECORDS BOOK 1335, PAGE 497, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE ALONG SAID NORTHERLY LINE S35°24'46"W, 138.40 FEET; THENCE DEPARTING SAID NORTHERLY LINE RUN N32°47'04"W, 665.91 FEET; THENCE S57°12'50"W, 1295.00 FEET TO THE POINT OF BEGINNING.

TOGETHER WITH THAT CERTAIN PERPETUAL, NON-EXCLUSIVE EASEMENT FOR THE PURPOSES OF VEHICULAR, PEDESTRIAN AND ANY OTHER MEANS OF INGRESS AND EASEMENT OVER THE ACCESS ROAD, AS MORE PARTICULARLY SET FORTH IN THAT CERTAIN AGREEMENT FOR EASEMENTS AND COST SHARING RECORDED IN OFFICIAL RECORDS BOOK 7382, PAGE 1913 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA.

Site 385

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF VOLUSIA, STATE OF FLORIDA, AND DESCRIBED AS FOLLOWS:

A PORTION OF THE NORTH ONE-HALF OF SECTION 4, TOWNSHIP 16 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A CONCRETE MONUMENT MARKING THE WEST ONE-QUARTER CORNER OF SAID SECTION 4; THENCE RUN NORTH 01°01'32" WEST, ALONG THE WEST LINE OF SAID SECTION 4, A DISTANCE OF 2586.90 FEET TO AN INTERSECTION WITH THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF U.S. HIGHWAY 92 (FLORIDA STATE ROAD #600) A 200-FOOT WIDE RIGHT-OF-WAY AS

SHOWN ON FLORIDA STATE ROAD DEPARTMENT PLANS FOR SECTION 7906, PAGE 3, DATED JULY 12, 1940; THENCE RUN NORTH 50°56'39" EAST (NORTH 50'51'45" EAST PER FDOT), ALONG SAID SOUTHEASTERLY RIGHT-OF-WAY LINE, A DISTANCE OF 340.49 FEET TO AN INTERSECTION WITH THE NORTH LINE OF AFOREMENTIONED SECTION 4; THENCE, DEPARTING SAID SOUTHEASTERLY RIGHT-OF-WAY LINE, RUN NORTH 89°34'32" EAST, ALONG THE NORTH LINE OF SAID SECTION 4, A DISTANCE OF 2380.68 FEET TO A CONCRETE MONUMENT MARKING THE NORTH ONE-QUARTER CORNER OF SAID SECTION 4; THENCE RUN SOUTH 00°38'32" EAST, ALONG THE EAST LINE OF THE SOUTHWEST ONE QUARTER OF SAID SECTION 4, A DISTANCE OF 1389.65 FEET TO THE NORTHWEST CORNER OF THE SOUTH ONE HALF OF THE NORTHEAST ONE-PLANER OF SAID SECTION 4; THENCE RUN NORTH 89°21'29" EAST, ALONG THE NORTH LINE OF THE SOUTH ONE-HALF OF THE NORTHEAST ONE-QUARTER OF SAID SECTION 4, A DISTANCE OF 1366.10 FEET TO AN INTERSECTION WITH THE NORTHWESTERLY RIGHT-OF-WAY LINE OF U.S. HIGHWAY 1-4 (STATE ROAD #400), A 300-FOOT WIDE RIGHT-OF-WAY AS SHOWN ON FLORIDA STATE ROAD DEPARTMENT PLANS FOR SECTION 79110-2412, SHEET 1 OF 3, DATED FEBRUARY 12, 1963; THENCE RUN SOUTH 64°29'56" WEST (SOUTH 64°18'40" WEST PER FDOT), ALONG SAID NORTHWESTERLY RIGHT-OF-WAY LINE, A DISTANCE OF 3308.83 FEET TO AN INTERSECTION WITH THE SOUTH LINE OF THE NORTH ONE-HALF OF SAID SECTION 4; THENCE, DEPARTING SAID NORTHWESTERLY RIGHT-OF-WAY LINE, RUN SOUTH 88°51'21" WEST, ALONG THE SOUTH LINE OF THE NORTH ONE-HALF OF SAID SECTION 4, A DISTANCE OF 994.03 FEET TO THE POINT OF BEGINNING OF THIS DESCRIPTION.

THE ABOVE PARCEL BEING ALSO DESCRIBED AS FOLLOWS:

A PORTION OF THE NORTHWEST ONE-QUARTER OF SECTION 4, TOWNSHIP 16 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, AND A PORTION OF THE SOUTH ONE-HALF OF THE NORTHEAST ONE-QUARTER OF SECTION 4, TOWNSHIP 16 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, ALL BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

AS A POINT OF REFERENCE, COMMENCE AT THE NORTHWEST CORNER OF SAID SECTION 4; THENCE RUN SOUTH 01°01’32” EAST, ALONG THE WEST LINE OF SAID SECTION 4, A DISTANCE OF 211.56 FEET TO AN INTERSECTION WITH THE NORTHWESTERLY RIGHT-OF-WAY LINE OF THE 240-FOOT WIDE RIGHT-OF-WAY OF FLORIDA STATE ROAD #600 (U.S. HIGHWAY #92, ALSO KNOWN AS WEST INTERNATIONAL SPEEDWAY BOULEVARD) AND THE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE, DEPARTING THE WESTERLY LINE OF SAID SECTION 4, RUN NORTH 50°56’31” EAST, ALONG THE NORTHWESTERLY RIGHT-OF-WAY LINE OF SAID STATE ROAD #600, A DISTANCE OF 338.71 FEET TO AN INTERSECTION OF THE NORTHERLY LINE OF AFOREMENTIONED SECTION 4; THENCE,  DEPARTING THE NORTHWESTERLY RIGHT-OF-WAY LINE OF SAID STATE ROAD #600, RUN NORTH 89°35’36” EAST, ALONG THE NORTH LINE OF SAID SECTION 4, A DISTANCE OF 2832.99 FEET TO THE NORTHEAST CORNER OF THE NORTHWEST ONE-QUARTER OF SAID SECTION 4, BEING ALSO THE NORTHWEST CORNER OF THE NORTHEAST

ONE-QUARTER OF SAID SECTION 4; THENCE DEPARTING THE NORTH LINE OF SAID SECTION 4, RUN SOUTH 00°37’59” EAST, ALONG THE

EAST LINE OF THE NORTHWEST QUARTER OF SAID SECTION 4, BEING ALSO THE WEST LINE OF THE NORTHEAST ONE-QUARTER OF SAID SECTION 4, A DISTANCE OF 1383.49 FEET TO THE NORTHWEST CORNER OF THE SOUTH ONE HALF OF THE NORTHEAST ONE-QUARTER OF SAID SECTION 4; THENCE, DEPARTING THE EAST LINE OF THE NORTHEAST ONE-QUARTER OF SAID SECTION 4, RUN NORTH 89°30’37” EAST, ALONG THE NORTH LINE OF THE SOUTH ONE-HALF OF THE NORTHEAST ONE-QUARTER OF SAID SECTION 4, A DISTANCE OF 1346.00 FEET TO AN INTERSECTION WITH THE NORTHWESTERLY RIGHT-OF-WAY LINE OF THE 300-FOOT RIGHT-OF-WAY OF U.S. HIGHWAY INTERSTATE 4; THENCE DEPARTING THE NORTH LINE OF THE SOUTH ONE-HALF OF THE NORTHEAST ONE QUARTER OF SAID SECTION 4, RUN SOUTH 64°22’05” WEST, ALONG THE NORTHWESTERLY RIGHT-OF-WAY LINE OF THE 300-FOOT WIDE RIGHT-OF-WAY OF U.S. HIGHWAY INTERSTATE 4, A DISTANCE OF 3299.83 FEET TO AN INTERSECTION WITH THE SOUTH LINE OF THE NORTHWEST ONE-QUARTER OF SECTION 4; THENCE DEPARTING THE NORTHWESTERLY RIGHT-OF-WAY LINE OF THE 300-FOOT WIDE RIGHT-OF-WAY OF U.S. HIGHWAY INTERSTATE 4, RUN SOUTH 88°51’56” WEST, ALONG THE SOUTH LINE OF THE NORTHWEST ONE-QUARTER OF SAID SECTION 4, A DISTANCE OF 985.94 FEET TO THE SOUTHWEST CORNER OF THE NORTHWEST ONE-QUARTER OF SECTION 4; THENCE RUN NORTH 01°01’32” WEST, ALONG THE WEST LINE OF SAID SECTION 4, A DISTANCE OF 2588.97 FEET TO THE POINT OF BEGINNING OF THIS DESCRIPTION.

Site 460

The Land referred to herein below is situated in the County of Volusia, State of Florida, and is described as follows:

PARCEL 1:

A PORTION OF THE NORTHEAST 1/4 OF THE NORTHEAST 1/4 OF SECTION 36, TOWNSHIP 14 SOUTH, RANGE 31 EAST AND ALSO A PORTION OF THE LANDS AS DESCRIBED IN OFFICIAL RECORDS BOOK 3723, PAGE 3450, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGIN AT THE SOUTHWEST CORNER OF THE NORTHEAST 1/4 OF THE NORTHEAST 1/4 OF SAID SECTION 36; THENCE NORTH 01 DEGREES 42 MINUTES 15 SECONDS WEST ALONG THE WEST LINE OF SAID NORTHEAST 1/4 OF THE NORTHEAST 1/4 OF SAID SECTION 36, 111.41 FEET TO THE BEGINNING OF A NON-TANGENT CURVE, CONCAVE NORTHERLY, HAVING A RADIUS OF 375.00 FEET AND A CENTRAL ANGLE OF 22 DEGREES 06 MINUTES 34 SECONDS; THENCE EASTERLY ALONG THE ARC OF SAID CURVE TO THE LEFT, A DISTANCE OF 144.71 FEET. SAID ARC SUBTENDED BY A CHORD WHICH BEARS NORTH 66 DEGREES 07 MINUTES 31 SECONDS EAST, A DISTANCE OF 143.81 FEET TO THE END OF SAID CURVE; THENCE NORTH 55

DEGREES 04 MINUTES 14 SECONDS EAST, A DISTANCE OF 36.38 FEET, TO THE WESTERLY LINE OF LANDS AS DESCRIBED IN OFFICIAL RECORDS BOOK 4047, PAGE 2804, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE SOUTH 02 DEGREES 32 MINUTES 54 SECONDS WEST ALONG THE SAID WESTERLY LINE 18.15 FEET; THENCE SOUTH 08 DEGREES 35 MINUTES 23 SECONDS EAST CONTINUING ALONG SAID WESTERLY LINE AND THE WESTERLY LINE OF LANDS AS DESCRIBED IN OFFICIAL RECORDS BOOK 3723, PAGE 3448, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, 35.38 FEET; THENCE CONTINUING ALONG THE SAID WESTERLY LINE THE NEXT TWO COURSES AND DISTANCES SOUTH 08 DEGREES 55 MINUTES 50 SECONDS EAST, 52.32 FEET; THENCE SOUTH 22 DEGREES 28 MINUTES 47 SECONDS EAST, 84.48 FEET TO THE SOUTH LINE OF THE AFORESAID NORTHEAST 1/4 OF THE NORTHEAST 1/4 OF SAID SECTION 36; THENCE SOUTH 87 DEGREES

52 MINUTES 58 SECONDS WEST, 203.06 FEET TO THE POINT OF BEGINNING. TOGETHER WITH EASEMENT FOR INGRESS AND EGRESS PURPOSES DESCRIBED IN EASEMENT AGREEMENT, RECORDED APRIL 7, 2008 IN OFFICIAL RECORDS BOOK 6214, PAGE 4795, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA.

PARCEL 2:

THE NORTHEAST 1/4 OF THE SOUTHEAST 1/4 AND THE SOUTHEAST 1/4 OF THE NORTHEAST 1/4 AND THE SOUTHWEST 1/4 OF THE NORTHEAST 1/4 AS LIES EASTERLY OF THE TOMOKA RIVER, SECTION 36, TOWNSHIP 14 SOUTH, RANGE 31 EAST, VOLUSIA COUNTY, FLORIDA.

AND:

THE WEST 1/4 OF THE NORTH 3/4 AND THE NORTHEAST 1/4 OF THE SOUTHWEST 1/4, ALL AS LIES WESTERLY OF THE WESTERLY RIGHT-OF-WAY LINE OF FLORIDA STATE ROAD #9, (U.S. HIGHWAY I-95, A 300 FOOT WIDE RIGHT-OF-WAY), AS SHOWN ON THE STATE OF FLORIDA STATE ROAD DEPARTMENT RIGHT-OF-WAY MAP, SECTION 79002-2402, REVISION DATED APRIL 25, 1963, ALL BEING IN SECTION 31, TOWNSHIP 14 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA.

LESS AND EXCEPT THAT PART DEEDED TO THE STATE OF FLORIDA DEPARTMENT OF TRANSPORTATION AS DESCRIBED IN OFFICIAL RECORDS BOOK 4194, PAGE 1536 AND OFFICIAL RECORDS BOOK 4705, PAGE 4699, PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA.

ALSO LESS AND EXCEPT THAT PORTION DEEDED TO INTERCHANGE INVESTORS, L.C., AS DESCRIBED IN OFFICIAL RECORDS BOOK 4356, PAGE 4905, BEING A PORTION OF SECTION 31, TOWNSHIP 14 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A 1" IRON PIPE MARKING THE SOUTHEAST CORNER OF SECTION 25, TOWNSHIP 14 SOUTH, RANGE 31 EAST, SAID POINT ALSO BEING A SOUTHERLY CORNER OF SOUTHWEST I-95 COMPLEX-PHASE II, AS PER MAP RECORDED IN MAP BOOK 46, PAGE(S) 12-13, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA;

THENCE RUN NORTH 88°12'45" EAST, ALONG THE SOUTHERLY LINE OF SAID SOUTHWEST I-95 COMPLEX-PHASE II AND THE SOUTHERLY LINE OF SOUTHWEST I-95 COMPLEX-PHASE I, AS PER MAP RECORDED IN MAP BOOK 46, PAGE(S) 10-11, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, A DISTANCE OF 517.33 FEET TO AN INTERSECTION WITH THE WESTERLY RIGHT-OF-WAY LINE OF THE 300 FOOT WIDE LIMITED ACCESS RIGHT-OF-WAY OF U.S. HIGHWAY I-95

(STATE ROAD #9), AS SHOWN ON THE FLORIDA DEPARTMENT OF TRANSPORTATION RIGHT-OF-WAY MAP, SECTION 79002-2402; THENCE RUN SOUTH 16°53'44" EAST, ALONG SAID WESTERLY RIGHT-OF-WAY LINE, A DISTANCE OF 2350.39 FEET TO A POINT THEREIN; THENCE DEPARTING SAID RIGHT-OF-WAY LINE, RUN SOUTH 88°12'45" WEST A DISTANCE OF 1133.58 FEET TO AN INTERSECTION WITH THE WESTERLY LINE OF SAID SECTION 31; THENCE RUN NORTH 01°41'43" WEST, ALONG SAID SECTION LINE, A DISTANCE OF 2269.15 FEET TO THE POINT OF BEGINNING OF THIS DESCRIPTION.

TOGETHER WITH A PERPETUAL, NON-EXCLUSIVE EASEMENT FOR UTILITIES AND VEHICULAR AND PEDESTRIAN INGRESS AND EGRESS AS RESERVED AND MORE PARTICULARLY DESCRIBED IN THAT CERTAIN WARRANTY DEED RECORDED IN OFFICIAL RECORDS BOOK 4356, PAGE 4905, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA.

Site 104

The Land referred to herein below is situated in the County of Volusia, State of Florida, and is described as follows:

That part of the following that lies northerly and westerly of the north and west right-of-way of Flomich Avenue Extension, as described in Official Records Book 367, Page 68, of the Public Records of Volusia County, Florida, to-wit: A portion of Section 3, Township 15 South, Range 32 East, and a portion of Sections 32 and 33, Township 14 South, Range 32 East, Volusia County, Florida, being more particularly described as follows:

As a Point of Reference, commence at a concrete monument marking the Southwest corner of Section 33, said point also being the Southeast corner of said Section 32, said point also lying in the Northerly line of said Section 3, said point also lying in the Northerly line of the 125-foot wide right-of-way of the Flomich Avenue Extension, as described in Official Records Book 367, Pages 68 and 69, of the Public Records of Volusia County, Florida; thence run Southerly, along a Southerly extension of the Westerly line of said Section 33, being also the Easterly line of said Section 32, a distance of 125 feet to a point in the Southerly right-of-way line of said Flomich Avenue Extension, said point being the POINT OF BEGINNING of this description; thence run Westerly, along the Southerly line of said Flomich Avenue Extension, a distance of 47.07 feet to a point therein; thence, departing said Southerly line of said Flomich Avenue Extension, run Northerly a distance of 125 feet, more or less, to the Southeasterly corner of that parcel of land deeded from Consolidated Tomoka Land Co. to the County of Volusia, as described in Official Records Book 3796, Page 820, of the Public Records of Volusia County, Florida; thence continue Northerly, along the Easterly line of said parcel, a distance of 705.18 feet to the Northeasterly corner thereof; thence run Westerly, along the Northerly line of said parcel, a distance of 946.18 feet to a point lying in the Easterly line of that parcel of land deeded from Tomoka Land Company to the County of Volusia, as described in Official Records Book 1044, Page 531, of the Public Records of Volusia County, Florida; being also in the Easterly line of the West 114 of the East 112 of the Southeast 1/4 of Section 32, Township 14 South, Range 32 East; thence run Northerly, along the East line of the West 1/4 of the East 1/2 of the Southeast l/4 of said Section 32, a distance of 2120 feet, more or less, to an intersection with the North line of the Southeast 1/4 of said Section 32; thence run Easterly, along the North line of the Southeast 1/4 of said Section 32 and the North line of the Southwest ¼ of Section 33, Township 14 South, Range 32 East, a distance of 3,000 feet more or less, to an-intersection with the Easterly line of Freeman Drive, a 75-foot wide street as shown on the plat of Westwood Heights Unit Two as per map recorded in Map Book 27, Page 242, of the Public Records of Volusia County, Florida; thence run Southerly, along the Easterly line of said Freeman Drive, a distance of 125.17 feet to the South line of the North 10 feet of Lot 89, of said Westwood Heights, Unit Two; thence run Easterly, along the South line of the North 10 feet of Lots 89 and 92, of said Westwood Heights, Unit Two, a distance of 200 feet to the Westerly line of Elgin Street, a 50-foot wide street as shown on said plat of Westwood Heights, Unit Two; thence run Southerly along the Westerly line of Elgin Street and a Southerly extension thereof, a distance of 1425 feet, more or less, to its intersection with the Southerly line of Wright Street, as shown on the aforesaid plat of Westwood Heights Unit Two, said point lying in the North line of that parcel of land deeded from Consolidated-Tomoka Land Co. to Florida Power & Light Company, as described in Official Records Book 1751, Page 1885, Public Records of Volusia County, Florida; thence run Westerly along the North line of said. parcel, a distance of 155 feet, more or less, to its intersection with the Easterly line of the aforementioned Flomich Avenue Extension and the Northwest Corner of said Florida Power & Light Company parcel, said point lying in a curve, concave Westerly; thence run Southerly and Westerly, along said curved right-of-way line, being the easterly line of said Flomich Avenue and the Westerly line of the Florida Power & Light Company parcel, having a radius of 2197.01 feet, a distance of 708.17 feet, or through a central angle of l8°28'06", to a point therein, said point being the Southwest corner of said

Florida Power & Light Company parcel; thence run Easterly along the Southerly line of said parcel a distance of 602.47 feet to a point lying in the Westerly line of a 100-foot wide Florida Power & Light Company Easement, as described in Deed Book 431, Page 1, of the Public Records of Volusia County,  Florida; then run Southeasterly along the Westerly line of said Florida Power & Light Company easement, a distance of 715 feet, more or less, to its intersection with the South line of said Section 33; thence run Westerly along said South line of Section 33 a distance of 1500 feet, more or less, to an intersection with Southeasterly line of the aforementioned Flomich Avenue Extension, said point lying in the North line of the aforementioned Section 3; thence run Southerly and Westerly along said Southeasterly line of Flomich Avenue Extension a distance of 800 feet, more or less, to the POINT OF BEGINNING of this description.

LESS AND EXCEPT that portion of Lot 53, Westwood Heights Unit Two, lying East of the East line of 100-foot wide Florida Power & Light Company Easement, as described in Deed Book 431, Page 1, of the Public Records of Volusia County, Florida;

AND LESS AND EXCEPT the Northerly 100.17 feet of Freeman Drive (as measured along its East line) lying South of the South line of Holland Street (now Flomich Avenue);

AND LESS AND EXCEPT that portion of Westwood Heights Unit Two, as recorded in Map Book 27, Page 242, Public Records of Volusia County, Florida, described as follows:

That portion of Elgin Street lying South of the South line of Holland Street (now Flomich Avenue) and North of Flomich Avenue Extension LESS the Northerly 101.07 feet thereof (as measured along its west line).

AND LESS AND EXCEPT that part conveyed to the City of Daytona Beach by Warranty Deed recorded in Official Records Book 4825, Page 787, being A portion of Section 33, Township 14 South, Range 32 East, Volusia County, Florida, more particularly described as follows: Lots 80 through 88, inclusive, and Lots 93 through 96, inclusive, and a portion of Lots 54, 89, 92, 97 and 98, and a portion of vacated Freeman Drive and a portion of vacated Elgin Street, all as shown on the plat of WESTWOOD HEIGHTS - UNIT TWO -, as per map recorded in Map Book 27, Page 242, of the Public Records of Volusia County, Florida, being more particularly described as follows:

As a point of reference, commence at the Northeast corner of lot 91, of said WESTWOOD HEIGHTS, - UNIT TWO -, said point also being the intersection of the Southerly right-of-way line of Flomich Avenue (formerly Holland Street), a 60 foot wide right-of-way and the Westerly line of Elgin Street, a 50-foot wide right-of-way; thence run South 00°31'13" East, along the Westerly right-of-way line of Elgin Street, a distance of 100.17 feet to a point therein and the POINT OF BEGINNING of this description; thence run North 89°16'51" East, a distance of 50.00 feet to a point in the Easterly right-of-way line of said Elgin Street; thence run North 00°31'13" West, along the Easterly right-of-way of Elgin Street, a distance of 10.17 feet to a point therein; thence, departing the Easterly right-of-way line of Elgin Street, run North

89°16'51" East a distance of 93.81 feet to an intersection with the Northwesterly right-of-way line of the Flomich Avenue Extension, as described in Official Records Book 367, Page 68, of the Public Records of Volusia County, Florida; thence run South 16°19'31" West, along the Northwesterly right-of-way line of said Flomich Avenue Extension, a distance of 1190.79 feet to an intersection with the Easterly right-of-way line of Freeman Drive; thence run North 00"27'39" West, along the Easterly right-of-way line of Freeman Drive, a distance of 761.70 feet to an intersection with the Easterly line of a 100 foot wide Florida Power & Light Company transmission line easement as described in Deed Book 431, Pages 1-3, of the Public Records of Volusia County, Florida; thence run North 13°40'49" West, along the Easterly line of said Florida Power Light Company easement, a distance of 376.44 feet to a point therein; thence departing said Easterly right-of-way line, run North 89°16'51" East a distance of 11.08 feet: thence run South 00°27'39" East a distance of 0.22 feet; thence run North 89°16'51" East a distance of 75.00 feet; thence run North 89°32'21" East a distance of 200.10 feet; thence run North 00°31'13" West a distance of 0.90 feet to the POINT OF BEGINNING of this description.

AND LESS AND EXCEPT That part conveyed to Tuscany Woods Community Developers, Inc., by Warranty Deed recorded in Official Records Book 5520, Page 3072, being A portion of Section 33, Township 14 South, Range 32 East, all of lots 1, 2, 34 through 37, 68 through 71 and a portion of lots 3, 33, 38, 67, and 72, as shown on the Plat "WESTWOOD HEIGHTS UNIT TWO", Map Book 27, page 242, Volusia County, Florida, and being more particularly described as follows:

BEGIN at the Southwest corner of said Section 33 Township 14 South Range 32 East, said point being at the Northerly Right-of-Way line of Flomich Avenue Extension, a 125' wide Right-of-Way as described in Volusia County Official Records Book 367, Page 68; Thence along said Right-of-Way line, South 89°32'29" West, for 44.79 feet to a point at the Southeast corner of those lands as described in Volusia County Official Records Book 3796, Page 821; Thence North 01° 50'29"

West, along the East line of said lands, for 703.63 feet; Thence South 89°25'40" West along the North line of those lands as described in Official Records Book 3796, Page 821, Official Records Book 3461, Page 588, Official Records Book 1044, Page 531, all recorded in Volusia County, Florida, for 945.50 feet; Thence North 00°02'38" East along the

East line of said lands described in Volusia County Official Records Book 1044, Page 531, said line also being the East line of the West 1/4 of the East 1/2 of the Southeast 1/4 of said section 32, for 924.00 feet: Thence South 40°13'53"East, a distance of 75.00 feet: Thence South 48°07'22" East a distance of 335.53 feet: Thence South 36°27'31" East a distance of 67.42 feet: Thence North 87°09'15" East a distance of 216.24 feet: Thence North 51°06'22" East a distance of 161.32 feet: Thence North 73°28'27" East, a distance of 97.21 feet: Thence South 39°56'11" East a distance of 258.86 feet: Thence South 33°08'53" East a distance of 325.80 feet: Thence North 63°12'27" East a distance of 208.10 feet: Thence

South 40°26'27" East a distance of 186.22 feet: Thence South 31°40'35" West a distance of 96.58 feet: Thence South 49°59'08" West a distance of 41.58 feet: Thence South 77°18'58" West a distance of 25.88 feet: Thence North 89°51'06" West a distance of 58.96 feet: Thence South 01°50'29" East a distance of 131.77 feet: Thence North 88°09'31" East a distance of 455.76 feet: Thence North 33°49'20" East a distance of 649.29 feet; Thence North 35°28'39" West a distance of 286.74 feet: Thence North 16°53'23" West a distance of 205.59 feet: Thence North 71°42'51" East a distance of 217.80 feet to a point of a non-tangent curve concave Northeasterly having a radius of 695.00 feet, a central angle of 14°06'48", a radial line to said point bears North 71°42'51" East; Thence Southeasterly along the arc of said curve a distance of 171.20 feet: Thence North 60°38'44" East a distance of 112.36 feet: Thence South 87°00'11" East a distance of 774.77 feet to a point on the Westerly Right-of-Way line of said Flomich Avenue Extension; Thence South 16°00'09" West, along the Westerly Right-of-Way line of Flomich Avenue Extension, for 71.24 feet to a point of curvature with a curve concave to the Northwest, said curve having a radius of 2,072.01 feet and a central angle of 73°27'02"; Thence continue along the Westerly and Northerly Right-of-Way line of said Flomich Avenue Extension, Southwesterly along said curve for 2656.22 feet to the POINT OF BEGINNING.

THE ABOVE-DESCRIBED PARCEL BEING ALSO DESCRIBED AS FOLLOWS:

A parcel of land lying in Sections 32 and 33, Township 14 South, Range 32 East, Volusia County, Florida, and being more particularly described as follows:

BEGIN at the Northwest corner of TUSCANY WOODS PHASE ONE according the plat thereof as recorded in Map Book 54, Page 71 of the Public Records of Volusia County, Florida; thence along the East line of the West 1/4 of the East 1/2 of the Southeast 1/4 of said Section 32, N.00°02'17"E., a distance of 1188.69 feet to a point on the South boundary of the Northeast 1/4 of said Section 32; thence along said South boundary and the South boundary of the Northwest 1/4 of the aforesaid Section 33, N.89°16'21"E., a distance of 1681.75 feet to the Northwest corner of TUSCANY WOODS PHASE

TWO according the plat thereof as recorded in Map Book 56, Page 82 of the Public Records of Volusia County, Florida; thence along the Westerly boundary of said TUSCANY WOODS PHASE TWO the following six (6) courses: 1) S.16°42'18"W., a distance of 564.28 feet; 2) S.00°50'17"W., a distance of 56.65 feet; 3) S.50°49'47"E., a distance of 101.24 feet; 4) S.28°29'18"E., a distance of 101.45 feet; 5) S.28°12'23"E., a distance of 357.92 feet; 6) S.16°53'31"E., a distance of 127.05 feet to a point on the Northerly boundary of the aforesaid TUSCANY WOODS PHASE ONE; thence along said Northerly boundary the following nineteen

(19) courses: 1) S.16°53'31"E., a distance of 205.07 feet; 2) S.35°29'00"E., a distance of 286.73 feet; 3) S.33°48'59"W., a distance of 649.29 feet; 4) S.88°09'10"W., a distance of 455.76 feet; 5) N.01°50'50"W., a distance of 131.77 feet; 6) S.89°51'27"E., a distance of 58.96 feet; 7) N.77°18'37"E., a distance of 25.88 feet; 8) N.49°58'47"E., a distance of 41.58 feet; 9) N.31°40'14"E., a distance of 96.58 feet; 10) N.40°26'48"W., a distance of 186.22 feet; 11) S.63°12'06"W., a distance of 208.10 feet; 12) N.33°09'14"W., a distance of 325.80 feet; 13) N.39°56'32"W., a distance of 258.86 feet; 14) S.73°28'06"W., a distance of 97.21 feet; 15)

S.51°06'01"W., a distance of 161.32 feet; 16) S.87°08'54"W., a distance of 216.24 feet; 17) N.36°27'52"W., a distance of 67.42 feet; 18) N.48°07'43"W., a distance of 335.53 feet; 19) N.40°14'14"W., a distance of 75.00 feet to the POINT OF BEGINNING.

TOGETHER WITH THAT CERTAIN EASEMENT FOR ACCESS, INGRESS AND EGRESS AS RESERVED AND MORE PARTICULARLY SET FORTH IN THAT CERTAIN WARRANTY DEED RECORDED IN OFFICIAL RECORDS BOOK 5520, PAGE 3072 OF THE PUBLIC RECORDS OF VOLUSIA COUNTY FLORIDA.

Site 100

The Land referred to herein below is situated in the County of Volusia, State of Florida, and is described as follows:

Parcel 6A:

A portion of Sections 30 and 31, Township 14 South, Range 32 East, Volusia County, Florida, being more particularly described as follows:

As a Point of Reference, commence at a concrete monument marking the South quarter corner of said Section 30, being also the North quarter corner of said Section 31; thence run North 89°30'28" West, along the South line of said Section 30, being also the North line of said Section 31, a distance of 246.59 feet to a point therein, said point being the POINT OF BEGINNING of this description; thence, departing said Section line, run South 03°19'23" West a distance of 13.14 feet;

thence run South 07°11'46" East a distance of 83.42 feet;

thence run South 06°44'17" West a distance of 85.67 feet;

thence run South 28°59'26" East a distance of 89.18 feet;

thence run North 81°52'14" East a distance of 90.53 feet;

thence run South 53°15'58" East a distance of 89.45 feet;

thence run South 24°31'29" East a distance of 92.26 feet;

thence run South 20°52'40" West a distance of 105.22 feet;

thence run South 26°25'06" East a distance of 87.72 feet;

thence run South 64°21'14" East a distance of 14.21 feet;

thence run South 65°52'09" East a distance of 29.41 feet to a point in the Northerly right of way line of the 115-foot wide right of way of Hand Avenue, as described in Official Records Book 3779, Page 4370, of the Public Records of Volusia County, Florida; thence run South 46°58'37" West, along said Northerly right of way line, a distance of 145.06 feet to a point therein; thence, departing said Northerly right of way line, run North 36°46'21" West a distance of 593.11 feet;

thence run North 47°16'56" West a distance of 108.93 feet;

thence run North 68°21'07" West a distance of 69.45 feet;

thence run South 02°18'52" East a distance of 56.72 feet;

thence run South 68°26'04" West a distance of 69.86 feet;

thence run North 09°56'00" West a distance of 53.22 feet;

thence run North 40°06'02" West a distance of 37.36 feet;

thence run North 89°43'24" West a distance of 58.73 feet;

thence run South 53°54'21" West a distance of 40.64 feet;

thence run South 05°03'45" West a distance of 45.32 feet;

thence run North 85°35'27" East a distance of 79.41 feet;

thence run South 33°39'28" West a distance of 79.83 feet;

thence run North 78°01'08" West a distance of 71.70 feet;

thence run North 41°34'35" West a distance of 481.93 feet to a point in the Southerly line of the 15- foot wide Access Easement "W", as described in Official Records Book 3779, Page 4410, of the Public Records of Volusia County, Florida;

thence run along the Southerly line of said 15-foot wide Access Easement the Following courses and distances:

thence run North 19°44'48" West (North 19°44'01" West, field measured) a distance of 104. 74 feet;

thence run North 03°14'15" West (North 03°13'28" East, field measured) a distance of 61.75 feet;

thence run North 02°17'58" East (North 02°18'45" East, field measured) a distance of 115.36 feet;

thence run North 76°01'05" East (North 76°01'52" East, field measured) a distance of 117.88 feet;

thence run North 61°43'41" East (North 61°44'28" East, field measured) a distance of 93.77 feet to the Northwesterly corner of Area "L", as described in Official Records Book 3779, Page 4373, of the Public Records of Volusia County, Florida; thence, departing the Southerly line of Access Easement "W", run along the line of said Area "L" the following courses and distances:

thence run South 37°48'20" East a distance of 169.45 feet;

thence run North 78°19'13" East a distance of 88.04 feet;

thence run North 08°26'11" East a distance of 129.36 feet;

thence run North 02°53'43" East a distance of 30.67 feet (30.76 feet, field measured); thence, departing the boundary of said Area "L", run North 77°49'11" East a distance of 39.45 feet;

thence run South 18°19'28" East a distance of 103.32 feet;

thence run South 54°53'17" East a distance of 54.86 feet;

thence run South 87°25'55" East a distance of 152.93 feet;

thence run South 51°23'06" East a distance of 120.56 feet;

thence run South 11°48'59" West a distance of 22.74 feet;

thence run South 32°22'14" East a distance of 88.95 feet;

thence run North 88°46'42" East a distance of 60.27 feet;

thence run South 14°38'25" East a distance of 81.71 feet;

thence run South 06°34'14" East a distance of 101.09 feet;

thence run South 03°19'23" West a distance of 53.91 feet to the POINT OF BEGINNING of this description.

Parcel 6B:

A portion of Sections 30 and 31, Township 14 South, Range 32 East, Volusia County, Florida, being more particularly described as follows: As a Point of Reference, commence at a concrete monument marking the South quarter corner of said Section 30, being also the North quarter corner of said Section 31; thence run North 89°22'39" East, along the South line of said Section 30, being also the North line of said Section 31, a distance of 118.60 feet to a point therein, said point being the POINT OF BEGINNING of this description; thence, departing said Section line, run North 23°04'34" West a distance of 124.62 feet; thence run North 38°07'19" East a distance of 306.11 feet to the Point of Curvature of a curve to the left; thence run Northerly and Easterly, along said curve, having a radius of 25.00 feet, an arc distance of 27.65 feet, or through a central angle of 63°22'34", having a chord distance of 26.26 feet and a chord bearing of North 06°26'02" East, to a Point of Cusp of said curve;

thence run North 39°09'31" East a distance of 29.60 feet;

thence run North 17°18'49" West a distance of 37.62 feet to the Southwesterly corner of the 25-foot wide Upland Buffer Area "U", as described in Official Records Book 3779, Page 4397, of the Public Records of Volusia County, Florida; thence continue along the Southerly and Westerly lines of said Area "U" the following courses and distances:

thence run North 53°12'04" East a distance of 53.30 feet;

thence run South 86°33'15" East a distance of 55.26 feet;

thence run North 40°54'06" East a distance of 60.20 feet;

thence run South 86°35'46" East a distance of 66.95 feet;

thence run South 56°22'51" East a distance of 46.51 feet;

thence run South 38°13'25" East a distance of 84.01 feet;

thence run South 82°43'47" East a distance of 134.81 feet;

thence run North 02°59'30" West a distance of 60.41 feet;

thence run South 51°00'31" East a distance of 116.17 feet;

thence run South 21°03'08" East a distance of 73.39 feet;

thence run South 12°44'59" West a distance of 116.96 feet;

thence run South 62°41'34" West a distance of 10.40 feet;

thence run South 02°03'57" East a distance of 226.57 feet;

thence run South 41°17'15" West a distance of 13.07 feet;

thence run North 80°11'18" West a distance of 115.25 feet;

thence run South 59°25'09" West a distance of 246.19 feet; along said boundary and a Southerly extension thereof; thence, departing said line, run South 01°54'37" East a distance of 41.36 feet; thence run North 59°40'08" West a distance of 59.79 feet; thence run South 45°12'55" West a distance of 49.38 feet to the Point of Curvature of a curve to the right; thence run Northerly and Westerly, along said curve, having a radius of 25.00 feet, an arc distance of 44.16 feet, or through a central angle of 101°12'28", having a chord distance of 38.64 feet and a chord bearing of North 84°10'50" West to the Point of Tangency thereof;

thence run North 33°34'35" West a distance of 60.26 feet;

thence run South 43°22'40" West a distance of 42.49 feet;

thence run South 27°49'18" West a distance of 73.07 feet;

thence run North 82°54'13" West a distance of 15.22 feet;

thence run North 23°04'34" West a distance of 245.27 feet to the POINT OF BEGINNING of this description.

Parcel 6C:

A part of Section 30, Township 14 South, Range 32 East, Volusia County, Florida, described as follows:

from the intersection of the Southerly right of way line of State Road Number 40, with the Easterly right of way line of Williamson Boulevard, 130 foot right of way as shown on the Florida Department of Transportation right of way map, Section 79100-2516, Sheet 5 of 17, Run South 08 Degrees 52 Minutes 17 Seconds West, along the Easterly right of way line of said Williamson Boulevard, a distance of 376.30 feet to the point of curvature of a curve, concave Northeast, having a radius of 1830.08 feet, a central angle of 16 Degrees 25 Minutes 56 Seconds, and a chord bearing of South 00 Degrees 39 Minutes 19 Seconds West; thence run Southerly along the arc of said curve, a distance of 524.86 feet; thence departing said right of way line, run North 89 Degrees 55 Minutes 55 Seconds East, a distance of 517.58 feet; thence South 00 Degrees 04 Minutes 05 Seconds East, a distance of 446.36 feet to the POINT OF BEGINNING of a 15 foot access easement, being South and East of, measured perpendicular to, the following described line: thence South 78 Degrees 33 Minutes 43 Seconds West, a distance of 30.00 feet; thence South 61 Degrees 43 Minutes 41 Seconds West, a distance of 94.10 feet; thence South 76 Degrees 01 Minutes 05 Seconds West, a distance of 127.26 feet; thence South 02 Degrees 17 Minutes 58 Seconds West, a distance of 127.33 feet; thence South 03 Degrees 14 Minutes 15 Seconds East, a distance of 64.65 feet; thence South 19 Degrees 44 Minutes 48 Seconds East, a distance of 90.01 feet to the Easterly right of way line of Williamson Boulevard, a 130 foot right of way, and the termination of said 15 foot wide access easement. The sideline of said easement to lengthen or shorten to form intersection points, and not create gaps or overlaps.

Parcel 6D:

A part of Section 31, Township 14 South, Range 32 East, Volusia County, Florida, described as follows: from the intersection of the Southerly right of way line of State Road Number 40, with the Easterly right of way line of Williamson Boulevard, 130 foot right of way, as shown on the Florida Department of Transportation right of way map, Section 79100- 2516, Sheet 5 of 17, run South 08 Degrees 52 Minutes 17 Seconds West, along the Easterly right of way line of said Williamson Boulevard, a distance of 376.30 feet to the point of curvature of a curve, concave Northeast, having a radius of 1830.08 feet, a central angle of 18 Degrees 25 Minutes 56 Seconds, and a chord bearing of South 00 Degrees 39 Minutes 19 Seconds West; thence run Southerly along the arc of said curve, a distance of 524.36 feet; thence departing said right of way line, run North 89 Degrees 55 Minutes 55 Seconds East, a distance of 622.97 feet; thence North 52 Degrees 25 Minutes 11 Seconds East, a distance of 315.52 feet; thence South 51 Degrees 31 Minutes 45 Seconds East, a distance of 850.89 feet; thence North 55 Degrees 29 Minutes 08 Seconds East, a distance of 252.85 feet; thence South 33 Degrees 16 Minutes 35 Seconds East, a distance of 106.44 feet; thence South 51 Degrees 38 Minutes 07 Seconds West, a distance of 107.72 feet; thence South 08 Degrees 22 Minutes 48 Seconds West, a distance of 106.70 feet; thence South 31 Degrees 21 Minutes 21 Seconds East, a distance of 30.89 feet; thence North 53 Degrees 12 Minutes 04 Seconds East, a distance of 34.96 feet; thence South 86 Degrees 33 Minutes 15 Seconds East, a distance of 52.08 feet; thence North 40 Degrees 54 Minutes 06 Seconds East, a distance of 60.18 feet; thence South 86 Degrees 35 Minutes 46 Seconds East, a distance of 86.03 feet; Thence South 56 Degrees 22 Minutes 51 Seconds East, a distance of 57.25 feet; thence South 38 Degrees 13 Minutes 25 Seconds East, a distance of 77.77 feet; thence South 82 Degrees 43 Minutes 47 Seconds East, a distance of 94.65 feet; thence North 02 Degrees 59 Minutes 30 Seconds West, a distance of 64.19 feet; thence South 73 Degrees 35 Minutes 50 Seconds East, a distance of 43.37 feet; thence South 51 Degrees 00 Minutes 31 Seconds East, a distance of 123.96 feet; thence South 21 Degrees 03 Minutes 08 Seconds East, a distance of 87.67 feet; thence South 12 Degrees 44 Minutes 59 Seconds West, a distance of 136.20 feet; thence South 62 Degrees 41 Minutes 34 Seconds West, a distance of 6.19 feet; thence South 02 Degrees 03 Minutes 57 Seconds East, a distance of 220.66 feet; thence South 41 Degrees 17 Minutes 15 Seconds West, a distance of 37.02 feet; thence North 80 Degrees 11 Minutes 18 Seconds West, a distance of 120.06 feet; thence South 59 Degrees 25 Minutes 09 Seconds West, a distance of 100.95 feet; thence South 86 Degrees 52 Minutes 08 Seconds West, a distance of 27.43 feet; thence North 58 Degrees 24 Minutes 35 Seconds West, a distance of 13.97 feet; thence South 59 Degrees 25 Minutes 09 Seconds West, a distance of 105.18 feet; thence South 01 Degrees 54 minutes 37 Seconds East, a distance of 11.81 feet to the POINT

OF BEGINNING; thence South 59 Degrees 40 Minutes 08 Seconds East, a distance of 29.56 feet; thence South 01 Degrees 54 Minutes 37 Seconds East, a distance of 105.97 feet; thence South 16 Degrees 39 Minutes 57 Seconds East, a distance of 42.80 feet; thence South 23 Degrees 31 Minutes 53 Seconds East, a distance of 13.81 feet to the Northerly right of way line of proposed Hand Avenue, a 115 foot right-of-way, and a point on the arc of a curve, concave Southeast, having a radius of 1057.50 feet, a central angle of 01 Degrees 22 Minutes 11 Seconds, and a chord bearing of South 75 Degrees 02 Minutes 20 Seconds West, thence run Southwesterly along the arc of said curve, a distance of 25.28 feet; thence departing said right of way line, run North 23 Degrees 31 Minutes 53 Seconds West, a distance of 11.54 feet; thence North 16 Degrees 39 Minutes 57 Seconds West, a distance of 47.54 feet; thence North 01 Degrees 54 Minutes 37 Seconds West, a distance of 124.97 feet to the POINT OF BEGINNING.

Parcel 6E:

A part of Sections 30 and 31, Township 14 South, Range 32 East, Volusia County, Florida, described as follows: From the intersection of the Southerly right of way line of State Road Number 40, with the Easterly right of way line of Williamson Boulevard, 130 foot right of way as shown on the Florida Department of Transportation right of way map, Section 79100-2516, Sheet 5 of 17, run South 08 Degrees 52 Minutes 17 Seconds West, along the Easterly right of way line of said Williamson Boulevard, a distance of 376.30 feet to the point of curvature of a curve, concave Northeast, having a radius of 1830.08 feet, a central angle of 16 Degrees 25 Minutes 56 Seconds, and a chord bearing of South 00 Degrees 39 Minutes 19 Seconds West; thence run Southerly along the arc of said curve, a distance of 524.86 feet; thence departing said right of way line run North 89 Degrees 55 Minutes 55 Seconds East, a distance of 622.97 feet; thence North 52 Degrees 25 Minutes 11 Seconds East, a distance of 315.52 feet; thence South 51 Degrees 34 Minutes 45 Seconds East, a distance of 850.89 feet; thence South 54 Degrees 40 Minutes 47 Seconds East, a distance of 176.30 feet to the POINT OF BEGINNING; thence continue South 54 Degrees 40 Minutes 47 Seconds East, a distance of 28.04 feet; thence South 31 Degrees 21 Minutes 21 Seconds East, a distance of 30.89 feet; thence North 53 Degrees 12 Minutes 04 Seconds East, a distance of 34.96 feet; thence South 86 Degrees 33 Minutes 15 Seconds East, a distance of 52.08 feet; thence North 40 Degrees 54 Minutes 06 Seconds East, a distance of 60.18 feet; thence South 86 Degrees 35 Minutes 46 Seconds East, a distance of 86.03 feet; thence South 56 Degrees 22 Minutes 51 Seconds East, a distance of 57.25 feet; thence South 38 Degrees 13 Minutes 25 Seconds East, a distance of 77.77 feet; thence South 82 Degrees 43 Minutes 47 Seconds East, a distance of 94.65 feet; thence North 02 Degrees 59 Minutes 30 Seconds West, a distance of 64.19 feet; thence South 73 Degrees 35 Minutes 50 Seconds East, a distance of 43.37 feet; thence South 51 Degrees 00 Minutes 31 Seconds East, a distance of 123.96 feet; thence South 21 Degrees 03 Minutes 08 Seconds East, a distance of 87.67 feet; thence South 12 Degrees 44 Minutes 59 Seconds West, a distance of 136.20 feet; thence South 62 Degrees 41 Minutes 34 Seconds West, a distance of 6.19 feet; thence South 02 Degrees 03 Minutes 57 Seconds East, a distance of 220.66 feet; thence South 41 Degrees 17 Minutes 15 Seconds West, a distance of 37.02 feet; thence North 80 Degrees 11 Minutes 18 Seconds West, a distance of 120.06 feet; thence South 59 Degrees 25 Minutes 09 seconds West, a distance of100.95 feet; thence South 86 Degrees 52 Minutes 08 Seconds West, a distance of 27.43 feet; thence North 58 Degrees 24 Minutes 35 Seconds West, a distance of 13.97 feet; thence North 59 Degrees 25 Minutes 09 Seconds East, a distance of 141.01 feet; thence South 80 Degrees 11 Minutes 18 Seconds East, a distance of 115.25 feet; thence North 41Degrees 17 Minutes 15 Seconds East, a distance of 13.07 feet; thence North 02 Degrees 03 Minutes 57 Seconds West, a distance of 226.57 feet; thence North 62 Degrees 41 Minutes 34 Seconds East, a distance of 10.40 feet; thence North 12 Degrees 44 Minutes 59 Seconds East, a distance of 116.96 feet; thence North 21 Degrees 03 Minutes 08 Seconds West, a distance of 73.39 feet; thence North 51 Degrees 00 Minutes 31 Seconds West, a distance of 116.17 feet; thence South 02 Degrees 59 Minutes 30 Seconds East, a distance of 60.41 feet; thence North 82 Degrees 43 Minutes 4 7 Seconds West, a distance of 134.81 feet; thence North 38 Degrees 13 Minutes 25 Seconds West, a distance of 84.01 feet; thence North 56 Degrees 22 Minutes 51 Seconds West, a distance of 46.51 feet; thence North 86 Degrees 35 Minutes 46 Seconds West, a distance of 66.95 feet; thence South 40 Degrees 54 Minutes 06 Seconds West, a distance of 60.20 feet; thence North 86

Degrees 33 Minutes 15 Seconds West, a distance of 55.26 feet; thence South 53 Degrees 12 Minutes 04 Seconds West, a distance of 53.30 feet; thence North 31 Degrees 21 Minutes 21 Seconds West, a distance of 67.42 feet; thence North 08 Degrees 22 Minutes 48 Seconds East, a distance of 21.74 feet to the POINT OF BEGINNING.

Parcel 6J:

A portion of Sections 30 and 31, Township 14 South, Range 32 East, Volusia County, Florida, being more particularly described as follows:

As a Point of Reference, commence at a concrete monument marking the South quarter corner of said Section 30; thence run North 89°30'28" West, along the South line of said Section 30, a distance of 246.59 feet to a point therein, said point being in the Easterly line of that parcel of land described in a Deed of Environmental Easement from Patricia Lagoni, as  Trustee, to the St. Johns River Water Management District, Area "A", and recorded in Official Records Book 4073, Page 916, of the Public Records of Volusia County, Florida, said point being the POINT OF BEGINNING of this description; thence, departing said Section line and along the Easterly line of said Easement Area "A", run North 03°19'23" East a distance of 38.52 feet; thence continue along the Easterly line of said Easement Area "A" the following courses and distances:

thence run North 03°19'23" East a distance of 15.39 feet;

thence run North 06°34'14" West a distance of 101.09 feet;

thence run North 14°38'25" West a distance of 81.71 feet;

thence run South 88°46'42" West a distance of 60.27 feet;

thence run North 32°22'14" West a distance of 88.95 feet;

thence run North 11° 48'30" East (North 11°48'59" East per deed) a distance of 22.74 feet;

thence run North 51°23'06" West a distance of 120.56 feet;

thence run North 87°25'55" West a distance of 152.93 feet;

thence run North 54°53'17" West a distance of 54.86 feet;

thence run North 18°26'12" West a distance of 3.11 feet to an intersection with the Westerly extension of the Southerly line of that parcel of land deeded from Patricia Lagoni, as Trustee, to Double G Development and Management Co., Inc., as described in Official Records Book 4165, Page 4088, of the Public Records of Volusia County, Florida; thence, departing the Easterly line of said Easement Area "A" and along the Southerly line of the Double G Development parcel and a Westerly extension thereof, run North 77°31'10" East a distance of 789.53 feet to the Southeasterly corner of said Double G Development parcel, said point lying in the Southwesterly line of that parcel of land deeded from Patricia Lagoni, as Trustee, to the County of Volusia, Parcel 6 (Area "G"), as described in Official Records Book 3779, Page 4373, of the

Public Records of Volusia County, Florida; thence run South 55°00'15" East (South 54°40'47" East per said Deed), along said Southwesterly line, a distance of 169.57 feet to a corner of that parcel of land deeded from Patricia Lagoni, as Trustee, to the St. Johns River Water Management District, Parcels (Area "U"), as described in Official Records Book 3779, Page 4397, of the Public

Records of Volusia County, Florida; thence run South 08°03'20" West (South 08°22'48" West per said Deed), along said Southwesterly line, a distance of 21.67 feet (21.74 feet per said deed); thence run South 31°22'33" East (South 31°21'21" East per said Deed) a distance of 67.34 feet (67.42 feet per said deed) to a Northwesterly corner of that parcel of land described in a Deed of Environmental Easement from Patricia Lagoni, as Trustee, to the St. Johns River Water Management District, Area "B", and recorded in Official Records Book 4073, Page 916, of the Public Records of Volusia County, Florida; thence run along the Westerly line of said Easement Area "B" the following courses and distances: thence run South 15°38'28" East (South 17°18'49" East per said deed) a distance of 38.14 feet (37.62 feet per said deed); thence run South 39°09'31" West a distance of 29.60 feet to the Point of Cusp of a curve, concave Northwesterly; thence run Southerly and Westerly, along said curved line, having a radius of 25.00 feet, an arc distance of 27.65 feet, or through a central angle of 63°22'34", having a chord distance of 26.26 feet, and a chord bearing of South 06°26'02" West, to the Point of Tangency thereof;

thence run South 38°07'19" West a distance of 306.11 feet;

thence run South 23°04'34" East a distance of 124.62 feet;

thence run South 23°04'34" East a distance of 245.27 feet;

thence run South 82°54'13" East a distance of 15.22 feet;

thence run North 27°49'18" East a distance of 73.07 feet;

thence run North 43°22'40" East a distance of 42.49 feet;

thence run South 33°34'35" East a distance of 60.26 feet to the Point of Curvature of a curve to the left; thence run Southerly and Easterly, along said curved line, having a radius of 25.00 feet, an arc distance of 44.16 feet, or through a central angle of 101°12'28", having a chord distance of 38.64 feet, and a chord bearing of South 84°10'50" East, to the Point of Tangency thereof;

thence run North 45°12'55" East a distance of 49.38 feet;

thence run South 59°40'08" East a distance of 31.92 feet;

thence run South 10°08'40" East a distance of 174.44 feet to an intersection with the Northerly right-of-way line of the 115-foot wide right-of-way of Hand Avenue, as described in Official Records Book 3779, Page 4370, of the Public Records of Volusia County, Florida, said point lying on a curve, concave Southerly; thence run Southerly and Westerly, along said curved right-of-way line, having a radius of 1057.50 feet, an arc distance of 487.13 feet, or through a central angle of 26°23'50", having a chord distance of 482.84 feet, and a chord bearing of South 60°15'57" West, to a point therein, said point lying on the Easterly boundary of the aforementioned St. Johns River Water Management District Parcel "A; thence, departing said Northerly right-of-way line, run along the Easterly boundary of said St. Johns River Water Management District Parcel "A" the following courses and distances:

thence run North 65°52'09" West a distance of 31.47 feet (29.41 feet per deed);

thence run North 64°21'14" West a distance of 14.21 feet;

thence run North 26°25'06" West a distance of 87.72 feet;

thence run North 20°52'40" East a distance of 105.22 feet;

thence run North 24°31'29" West a distance of 92.26 feet;

thence run North 53°15'58" West a distance of 89.45 feet;

thence run South 81°52'14" West a distance of 90.53 feet;

thence run North 28°59'26" West a distance of 89.18 feet;

thence run North 06° 44'17" East a distance of 85.67 feet;

thence run North 07°11'46" West a distance of 83.42 feet;

thence run North 03°19'23" East a distance of 13.14 feet to the POINT OF BEGINNING of this description.

ALSO

A portion of Section 30, Township 14 South, Range 32 East, Volusia County, Florida, being more particularly described as follows:

As a Point of Reference, commence at a concrete monument marking the South one-quarter corner of said Section 30; thence run North 89°30'28" West, along the South line of said Section 30, a distance of 484.54 feet to a point therein; thence, departing said Section line, run North 32°27'31" West a distance of 163.57 feet; thence run North 17°49'13" West a distance of 318.80 feet; thence run North 18°20'40" West a distance of 2.79 feet to the POINT OF BEGINNING of this description; thence continue North 18°20'40" West a distance of 50.26 feet to an intersection with the Westerly extension of the Southerly line of that parcel of land deeded from Patricia Lagoni, as Trustee under Trust No. IDI-1 to Regal Cinemas, Inc., as recorded in Official Records Book 4090, Page 1119, of the Public Records of Volusia County, Florida; thence run North 77°31'10" East, along said Westerly extension of and the Southerly line of said parcel of land, a distance of 752.48 feet to the Southeasterly corner thereof, said point also lying in the Westerly line of that parcel of land deeded from Patricia Lagoni, as Trustee, to the County of Volusia, as described in Official Records Book 3779, Page 4430, of the Public Records of Volusia County, Florida; thence run South 51°35'00" East, along said Westerly line, a distance of 57.75 feet to the Southwesterly corner thereof; thence departing said Westerly line, run South 55°00'15" East a distance of 7.04 feet; thence run South 77°31'10" West a distance of 788.52 feet to the POINT OF BEGINNING of this description.

Exhibit B

Approved Leases

BILLBOARD LEASES

MAP#	PANEL #	VENDOR	LEASE #

400-F
	1066	CLEAR	70134

460
	9383A	OUTFRONT	915662
	1673	LAMAR	9475-01

380
	1404	LAMAR	8800-1

450
	1933	LAMAR	8835-01
	9017	LAMAR	9075-01

150		LAMAR	8655-01
		LAMAR	8660-01

B-1

Exhibit C

Email Contact Information

Investor Member

fisecuritynotices@magnetar.com

Michael.henriques@magnetar.com

Allison.scott@magnetar.com

CTO Member

jalbright@ctlc.com

mpatten@ctlc.com

tthorntonhill@ctlc.com

C-1

Exhibit D

Transferees Requiring CTO Member Consent

David J. Winters, Wintergreen Fund, Wintergreen Advisors, LLC and any Affiliates of any of the foregoing parties.

D-1

Exhibit E

Allocated Value Schedule

Land Owner	Parcel	Acreage	Allocated Value
Crisp39-1 LLC	220c	38	6,000,000
Crisp39-1 LLC	109a1	31	4,434,511
Crisp39-1 LLC	205	12	4,320,567
Crisp39-1 LLC	116	21	3,928,343
Crisp39-2 LLC	400-A	1,599	21,097,739
Crisp39-3 LLC	150a	123	20,245,039
Crisp39-3 LLC	150b	80	13,151,926
Crisp39-4 LLC	350	856	21,169,531
Crisp39-4 LLC	370	1	-
Crisp39-5 LLC	400-F	990	19,305,000
Crisp39-6 LLC	110	32	6,918,280
Crisp39-6 LLC	400-G	155	1,505,114
Crisp39-6 LLC	100	36	2,447,074
Crisp39-6 LLC	450	141	1,526,103
Crisp39-6 LLC	109b	46	3,657,372
Crisp39-6 LLC	400-E1	98	2,323,225
Crisp39-6 LLC	114	58	2,415,329
Crisp39-7 LLC	112	21	1,412,879
Crisp39-7 LLC	109e	23	4,077,279
Crisp39-7 LLC	109a2	75	-
Crisp39-7 LLC	115	42	2,249,349
Crisp39-7 LLC	218	7	791,345
Crisp39-7 LLC	385	164	760,009
Crisp39-7 LLC	220b	10	577,160
Crisp39-7 LLC	460	149	768,226
Crisp39-7 LLC	228a	5	383,261
Crisp39-7 LLC	109c	5	100,000
Crisp39-7 LLC	109d	6	100,000
Crisp39-8 LLC	400-E2	90	100,000
Crisp39-8 LLC	999	286	100,000
Crisp39-8 LLC	228b	8	-
Crisp39-8 LLC	222	21	-
Crisp39-8 LLC	104	61	-
Crisp39-8 LLC	380	77	-
Crisp39-8 LLC	320	31	-
Total		5,398	145,864,662

E-1

Exhibit F

Standard PSA Form

[NTD - To be attached once revisions are complete.]

F-1